UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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Masonite International Corporation (Exact name of registrant as specified in its charter)

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Preliminary Proxy Statement - Subject to Completion

NOTICE OF ANNUAL GENERAL MEETING
OF SHAREHOLDERS
AND
PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2014

March [28], 2014

March [28], 2014
Dear Fellow Shareholder:
You are cordially invited to join Masonite International Corporation’s Board of Directors and senior leadership at the 2014 annual general meeting of shareholders, which will be held at 8:30 a.m. local time on Tuesday, May 13, 2014 at the University Club of Tampa, 201 N. Franklin Street, Suite 3800, Tampa, FL, 33602.
The attached notice of the 2014 annual general meeting of shareholders and proxy statement provide important information about the meeting and will serve as your guide to the business to be conducted at the meeting. Your vote is very important to us. We urge you to read the accompanying materials regarding the matters to be voted on at the meeting and to submit your voting instructions by proxy. The Board of Directors recommends that you vote FOR proposals 1, 3, and 5 through 7 listed in the attached notice, FOR each of the nominees listed in proposal 2, and FOR "every year" in proposal 4.
You may submit your proxy either by returning the enclosed proxy card or voting instruction form or by submitting your proxy over the telephone or the Internet. If you submit your proxy before the meeting but later decide to attend the meeting in person, you may still vote in person at the meeting.
Thank you for your continued support.
Robert J. Byrne

Chairman of the Board

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that an annual general meeting (the "Meeting") of the holders of common shares (the "Shareholders") of Masonite International Corporation, successor entity to Masonite Inc. and formerly known as Masonite Worldwide Holdings, Inc. (the "Company" or "Masonite") will be held at the University Club of Tampa, 201 N. Franklin Street, Suite 3800, Tampa, FL, 33602 on May 13, 2014 at the hour of 8:30 a.m. (Eastern Time) for the following purposes:

1.	TO CONSIDER and, if deemed advisable, to pass a special resolution of the Shareholders to set the number of Directors of the Company (the "Board of Directors") at 9;

2.	TO ELECT Frederick J. Lynch, Jody L. Bilney, Robert J. Byrne, Peter R. Dachowski, Jonathan F. Foster, George A. Lorch, Rick J. Mills, Francis M. Scricco and John C. Wills to the Board of Directors;

3.	TO VOTE, on an advisory basis, on the compensation of our named executive officers as set forth in the proxy statement (as defined below);

4.	TO VOTE, on an advisory basis, on the frequency of a shareholder vote on executive compensation;

5.
TO APPOINT Deloitte & Touche LLP, an independent registered public accounting firm, as the auditors of the Company through to the next annual general meeting of the Shareholders and authorize the Board of Directors of the Company to fix the remuneration of the auditors;

6.
TO CONSIDER and, if deemed advisable, to pass three special resolutions of the Shareholders (the "Amending Resolutions") that each have the effect of amending special resolutions passed at the Annual General and Special Meeting held on May 29, 2013 (the "Original Resolutions") relating to the following matters:

a.
an amendment to the current Articles of the Company (the "Current Articles") that provides the Directors with the power to, by resolution, subdivide or consolidate the Company’s share capital (the "Stock Split/Consolidation");

b.	an amendment to the Current Articles of the Company to provide for advance notice requirements with respect to Director nominations the ("Advance Notice Requirement"); and

c.
amendments to the Current Articles and to the shareholders agreement dated as of June 9, 2009, as amended and restated as of March 1, 2012 (the "Shareholders Agreement") relating to certain procedural, ancillary and administrative matters (the "Ancillary Amendments").

The purpose of the Amending Resolutions is to authorize the immediate implementation of the amendments contemplated by the Original Resolutions, as their implementation as set forth in the Original Resolutions was conditional upon completion of an initial public offering which has not occurred to date. The text of the Amending Resolution relating to the Stock Split/Consolidation is set forth in

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Appendix "B" to the Proxy Statement, the text of the Amending Resolution relating to the Advance Notice Requirement is set forth in Appendix "C" to the Proxy Statement and the text of the Amending Resolution relating to the Ancillary Amendments, as well as a blackline document showing all amendments contemplated, is set forth in Appendix "D" to the Proxy Statement.

7.	TO APPROVE the Masonite International Corporation 2014 Employee Stock Purchase Plan, as more particularly described in the Proxy Statement; and

8.	TO RECEIVE the financial statements of the Company for the period ended December 29, 2013, together with the report of the auditors thereon; and

9.	TO TRANSACT such further or other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors recommends that you vote FOR proposals 1, 3, and 5 through 7, FOR each of the nominees listed in proposal 2, and FOR "every year" in proposal 4. The Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

DATED at Tampa, Florida this [28] day of March, 2014.
BY ORDER OF THE BOARD OF DIRECTORS
"Robert E. Lewis"

Senior Vice President,
General Counsel and Secretary
Masonite International Corporation

PLEASE SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET, OR BY MARKING, SIGNING, DATING AND RETURNING A PROXY CARD OR VOTING INSTRUCTION FORM.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on May 13, 2014: This Proxy Statement and our Annual Report are available free of charge on
http://phx.corporate-ir.net/phoenix.zhtml?c=212381&p=proxy.

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MASONITE INTERNATIONAL CORPORATION
PROXY STATEMENT
Unless otherwise indicated, or the context otherwise requires, "Company" or "Masonite" refers to Masonite International Corporation and its direct and indirect subsidiaries. Unless otherwise indicated, all dollar amounts are expressed in US dollars and references to "$" are to US dollars.
This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by Masonite’s Board of Directors on behalf of Masonite, for use at the annual general meeting (the "Meeting") of holders ("Shareholders") of common shares ("Common Shares") of the Company to be held at the University Club of Tampa, 201 N. Franklin Street, Suite 3800, Tampa, FL, 33602 on May 13, 2014 at 8:30 a.m. (Eastern Time), and at all postponements or adjournments thereof, for the purposes set forth in the accompanying notice of the Meeting (the "Notice of Meeting").
In accordance with the rules of the Securities and Exchange Commission (the "SEC"), we sent a Notice of Internet Availability of Proxy Materials on or about March [28], 2014 to our shareholders of record as of the close of business on March 18, 2014. We also provided access to our proxy materials over the Internet beginning on that date. If you received a Notice of Internet Availability of Proxy Materials by mail and did not receive, but would like to receive, a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
RECORD DATE; PROXIES; VOTING
Who Can Vote; Votes Per Share
The Board has set March 18, 2014 as the record date for the Meeting. At the Meeting, each Shareholder of record of Common Shares at the close of business on the record date will be entitled to vote on, all matters proposed to come before the Meeting, except to the extent such Shareholder has transferred any such Common Shares after the Record Date and the transferee of such Common Shares establishes ownership thereof and makes a written demand to the Secretary of the Company, not later than ten days before the date of the Meeting, to be included in the list of Shareholders entitled to vote at the Meeting, in which case the transferee will be entitled to vote such Common Shares. Each such Shareholder of record will be entitled to one vote per Common Share on each matter submitted to a vote of shareholders, as long as those shares are represented at the Meeting, either in person or by proxy.
The Company is authorized to issue an unlimited number of Common Shares and an unlimited number of special shares (the "Special Shares"). As of March 3, 2014, there were 29,267,655 Common Shares and no Special Shares outstanding.
How to Vote; Submitting Your Proxy; Revoking Your Proxy
You may vote your shares either by voting in person at the Meeting or by submitting a completed form of proxy in the manner described in this Proxy Statement. By submitting your form of proxy, you are legally authorizing another person to vote your shares. The persons specified on the enclosed form of proxy are officers of the Company. A registered Shareholder who wishes to appoint any person other than those specified on the enclosed form of proxy to represent him, her or it at the Meeting may do so by crossing out the persons named in the enclosed form of proxy and inserting such other person’s name in the blank space provided in the form of proxy or by completing another proper form of proxy. Such other person need not be a Shareholder. Please note that if you appoint as proxy any person other than those specified on your form of proxy and neither you nor your proxy attends the Meeting in person, then your shares will not be voted.

If your shares are not registered in your name but in the "street name" of a bank, broker or other holder of record (a "nominee"), then your name will not appear in Masonite’s register of shareholders, and you are considered a "Beneficial Holder". Those shares are held in your nominee’s name, on your behalf, and your nominee will be entitled to vote your shares. If your shares are held in street name, please refer to the information from your bank, broker or other nominee on how to submit voting instructions, which includes the deadlines for submission of voting instructions. Beneficial Holders may vote shares held in street name at the Meeting only if they obtain a signed proxy from the record holder (bank, broker or other nominee) giving the Beneficial Holder the right to vote the shares.
To be valid, forms of proxy submitted by registered holders must be deposited at the offices of American Stock Transfer & Trust Company, LLC (the "Agent"), 6201 15th Avenue, Brooklyn, New York 11219, so as not to arrive later than 9:00 a.m. (Eastern Time) on May 12, 2014, or be provided, at the Meeting, to the chair of the Meeting (the "Chair of the Meeting"). If the Meeting is adjourned, forms of proxy must be deposited 48 hours (excluding Saturdays, Sundays and holidays) before the time set for any reconvened meeting at which the forms of proxy are to be used, or be provided, at the Meeting, to the Chair of the Meeting or any reconvened meeting.
The document appointing a proxy must be in writing and completed and signed by a Shareholder or his or her attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Instructions provided to the Agent by a Shareholder must be in writing and completed and signed by the Shareholder or his or her attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Persons signing as officers, attorneys, executors, administrators, and trustees or similar appointment should so indicate and provide satisfactory evidence of such authority.
Your proxy is revocable. A Beneficial Holder that has given instructions to its nominee with respect to the voting of Common Shares may instruct the nominee to thereafter revoke the relevant proxy in accordance with the instructions provided to the Beneficial Holder by its bank, broker or other nominee. A registered Shareholder that has submitted a form of proxy may revoke the proxy: (i) by completing and signing a form of proxy bearing a later date and depositing it as aforesaid; or (ii) by depositing an instrument in writing executed by the Shareholder or by his or her attorney authorized in writing: (A) at the registered office of the Company at any time up to and including the last business day preceding the day of the applicable Meeting, or any adjournment thereof, at which the proxy is to be used, or (B) with the Chair of the Meeting at the Meeting or any adjournment thereof.
Even if you plan to attend the Meeting, we encourage you to vote in advance so that your vote will be counted if you later decide not to attend the Meeting. Voting your proxy by the Internet, telephone or mail will not limit your right to vote at the Meeting if you later decide to attend in person, subject to compliance with the foregoing requirements.
How Your Proxy Will be Voted; Discretionary Authority of Proxies
The persons named in the accompanying form of proxy will vote the Common Shares in respect of which they are appointed, on any ballot that may be called for, in accordance with the instructions of the Shareholder as indicated in the form of proxy. In the absence of such specification, such Common Shares will be voted at the Meeting as follows:

•	FOR the special resolution to set the number of directors at 9, as described under the heading "Number of Directors."

•	FOR the election of Frederick J. Lynch, Jody L. Bilney, Robert J. Byrne, Peter R. Dachowski, Jonathan F. Foster, George A. Lorch, Rick J. Mills, Francis M. Scricco and John C. Wills to

the Board of Directors to fill these positions as described under the heading "Election of Directors".

•
FOR, the approval, on an advisory basis, of the executive compensation paid by Masonite to its Named Executive Officers included in this Proxy Statement as described under the heading "Advisory vote on Executive compensation."

•
FOR, the option of "every year" as the frequency with which Shareholders are provided an advisory vote on the compensation of the Named Executive Officers included in the Proxy Statement as described under the heading "Advisory Vote on Frequency of Shareholder Vote on Executive Compensation."

•
FOR the appointment of Deloitte & Touche LLP ("Deloitte"), an independent registered public accounting firm, as auditors of the Company and to authorize the Board of Directors to fix the auditor’s remuneration as described under the heading "Appointment of Independent Registered Accounting Firm."

•
FOR each of the Amending Resolutions authorizing the immediate implementation of the amendments contemplated by the Original Resolutions , which include the Stock Split/Consolidation Resolution, the Advance Notice Resolution, and the Ancillary Amendments Resolution as described under the heading "Amendments to Articles and Shareholders Agreement."

•	FOR the approval of the Masonite International Corporation Employee Stock Purchase Plan as described under the heading "Approval of the 2014 Employee Stock Purchase Plan."

The persons named in the accompanying form of proxy are conferred with discretionary authority to vote the Common Shares in respect of which they are appointed on any amendments to or variations of matters identified in the Notice of Meeting and Proxy Statement and on any other matters that are properly brought up at the Meeting. In addition, a Shareholder will confer discretionary authority to the proxy holder in respect of one or more of the items of business identified on the proxy form if the Shareholder properly completes and delivers the proxy but leaves blank the voting selection for that item on the form. In the event that amendments or variations to matters identified in the Notice of Meeting and Proxy Statement, or other matters are properly brought up at the Meeting, it is the intention of the persons designated in the enclosed proxy card to vote in accordance with their discretion and judgment on such matter or business. At the time of printing the Proxy Statement, the members of the Board knew of no such amendments, variations or other matters.
Quorum; Votes Necessary to Pass Resolutions
Pursuant to the Current Articles of the Company, a quorum for the transaction of business at the Meeting is at least 3 persons who are, or who represent by proxy, unrelated Shareholders, holding in the aggregate at least 15% of the Common Shares entitled to be voted at the Meeting. For purposes of determining a quorum, abstentions and broker "non-votes" present in person or by proxy are counted as represented. A broker "non-vote" occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares. Under current New York Stock Exchange ("NYSE") rules, your broker will not have discretion to vote your uninstructed shares with respect to all of the proposals described herein other than Proposal 5 (appointment of Deloitte & Touche LLP as the auditors of the Company and Board authorization to fix its remuneration). Your broker will have discretion to vote your uninstructed shares on Proposal 5.

The matters being considered and voted on at the Meeting are subject to differing standards for approval as follows:

•
Proposal no. 1 (setting the number of Directors) is a special resolution pursuant to the Current Articles of the Company, and as such be will be considered approved upon an affirmative vote by not less than two-thirds of the votes cast on the matter by Shareholders at the Meeting represented in person or by proxy;

•
Proposal no. 2 is the election of directors. Each Shareholder may, in respect of each Common Share held, cast one vote for each vacancy on the Board of Directors (i.e. up to 9 individuals if Proposal no. 1 is passed). There is no cumulative voting for the appointment of Directors. Each Shareholder should indicate its decision in respect of each nominee by voting "FOR" the nominee or "WITHHOLD" voting for the nominee. Those nominees receiving the most votes will be elected as Directors until all vacancies are filled. If the number of nominees for election is equal to the number of vacancies to be filled, then all such nominees will be declared elected by acclamation. Therefore, if Proposal no. 1 is not passed, the 7 individuals receiving the highest number of votes cast "FOR" the election will be elected to the Board;

•
Proposal no. 3 (vote on executive compensation) and 4 (vote on frequency of vote on executive compensation) are ordinary resolutions of the Shareholders, and will each be considered approved upon an affirmative vote of a majority (in excess of 50%) of the votes cast on the matter by Shareholders at the meeting represented in person or by proxy. Notwithstanding the approval or non-approval of these resolutions, they are advisory in nature and are non-binding;

•
Proposal no. 5 (appointment of Deloitte & Touche LLP as the auditors of the Company and Board authorization to fix its remuneration) is an appointment. Each Shareholder may cast a vote "FOR" or "WITHHOLD" voting for Deloitte as auditor, and their appointment is dependent on no other independent registered public accounting firm being put forward at the meeting and receiving more "FOR" votes than them;

•
Proposal no. 6 (vote on Amending Resolutions authorizing the immediate implementation of the amendments contemplated by the Original Resolutions, which include the Stock Split/Consolidation Resolution, the Advance Notice Resolution, and the Ancillary Amendments Resolution) are special resolutions of the Shareholders and will be considered approved pursuant to Section 259 of the Business Corporations Act (British Columbia) ("BCBCA") and Section 7.2 of the Shareholders Agreement, upon an affirmative vote of not less than two-thirds of the votes cast by Shareholders, present in person or represented by proxy, at the Meeting in respect of the matter; and

•
Proposal no. 7 (employee stock purchase plan) is an ordinary resolutions of the Shareholders, and will be considered approved upon an affirmative vote of a majority (in excess of 50%) of the votes cast on the matter by Shareholders at the Meeting represented in person or by proxy.

Abstentions and broker "non-votes" will not be counted as votes cast and will not affect the voting results for any of the above-noted matters.
Solicitation of Proxies; Tabulation of Votes
The Company will bear the cost of soliciting proxies on behalf of the Company. The Company has hired AST Phoenix Advisors ("Phoenix") to assist it in soliciting proxies for a fee of approximately $7,000 plus reasonable expenses. In addition to Phoenix, our directors, officers and employees may also solicit proxies in person or by telephone, electronic transmission and facsimile transmission. We will not be specially compensating our directors, officers and employees for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of our Common Shares. American Stock Transfer & Trust Company, LLC will act as our Scrutineer at the Meeting and assist us in tabulating the votes.
NUMBER OF DIRECTORS (PROPOSAL 1)
The Company is currently authorized to appoint 7 individuals to the Board of Directors. During the course of the last year, the Board of Directors used authority contained in its Current Articles and permitted pursuant to the BCBCA to appoint two additional individuals to the Board of Directors (for a total of 9 Directors) to serve on an interim basis until the convening of the Annual Meeting, at which point their appointments expires. The Company would like all of its current complement of Directors, including the newly appointed Directors, to continue to serve on the Board, and accordingly proposes to increase the authorized number of Directors to 9. Pursuant to the Current Articles, an increase in the number of Directors must be approved by special resolution. All of the Company’s Shareholders are being asked to vote in favor of this resolution. If this resolution is not passed by the Company’s Shareholders, then only 7 of the 9 individuals nominated for election to the Board may be so elected.
THE BOARD RECOMMENDS A VOTE "FOR" THIS SPECIAL RESOLUTION TO INCREASE THE NUMBER OF DIRECTORS TO NINE.

ELECTION OF DIRECTORS (PROPOSAL 2)
At the Meeting, 9 Directors are to be elected (unless Proposal no. 1 is not approved by the Shareholders, in which case, only seven Directors are to be elected). Each of the nominees set forth below currently serves as a Director of Masonite. The nominees for Director receiving a plurality of the votes cast at the Meeting will be elected Directors. Each nominee elected as a Director will continue in office until the 2015 Annual Meeting and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. If any nominee becomes unable to serve, proxies may be voted for the election of such other person as the Board of Directors may designate.
In the event Proposal no. 1 is not approved by the Company’s Shareholders, then the 7 individuals receiving the highest number of votes case "FOR" their election shall be elected to the Board. Shareholders should be aware that, in this event, the Board of Directors has authority contained in its Current Articles, and is permitted pursuant to the BCBCA, to appoint two additional individuals to the Board of Directors (for a total of 9 Directors) to serve on an interim basis until the convening of the next annual general meeting of Shareholders.
The following table sets forth the names of, and certain information for, the individuals proposed to be nominated for election as Directors. The nominees make up the current Board of Directors of the Company. Biographies for each nominee, which include a summary of each nominee’s present principal occupation and recent employment history, are set out below.
THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE DESCRIBED BELOW AS DIRECTOR.

Name and Province of Residence	Principal Occupation	Date Appointed as a Director
FREDERICK J. LYNCH	President and Chief Executive Officer of Masonite	June 2009
Tampa, FL
JODY L. BILNEY(3)(4)	Senior Vice President, Chief Consumer Officer, Humana. Inc.	January 2014
Louisville, KY
ROBERT J. BYRNE(4)	President, Power Pro-Tech Services, Inc.	June 2009
Orlando, FL
PETER R. DACHOWSKI(2)(4)	Senior Adviser, Graham Partners Corporate Director	July 2013
Berwyn, PA
JONATHAN F. FOSTER(1)(4)(5)	Managing Director of Current Capital LLC and Corporate Director	June 2009
New York, NY
GEORGE A. LORCH(2)(3)(4)	Corporate Director	June 2009
Naples, FL
RICK J. MILLS(1)(4)(5)	Corporate Director	September 2013
Nashville, TN
FRANCIS M. SCRICCO(2)(3)(4)	Corporate Director	June 2009
Boston, MA
JOHN C. WILLS(1)(4)	Corporate Director	June 2009
Aiken, SC
Notes:

(1)	Member of the Audit Committee.

(2)	Member of the Human Resources and Compensation Committee.

(3)	Member of the Corporate Governance and Nominating Committee.

(4)	Independent member of the Board as defined under applicable NYSE listing standards.

(5)	Audit Committee financial expert.

Biographies
The present principal occupations and recent employment history of each of the Directors nominated for election at the Meeting above are as follows:
Frederick J. Lynch, (age 49) has served as President of Masonite since July 2006 and as President and Chief Executive Officer of Masonite since May 2007. Mr. Lynch has served as a Director of Masonite since June 2009. Mr. Lynch joined Masonite from Alpharma Inc., where he served as President of the human generics division and Senior Vice President of global supply chain from 2003 until 2006. Prior to joining Alpharma Inc. in 2003, Mr. Lynch spent nearly 18 years at Honeywell International Inc. (formerly AlliedSignal Inc.), most recently as vice president and general manager of the specialty chemical business.
Jody L. Bilney, (age 52) has served as a Director of Masonite since January 2014. Ms. Bilney has served as the Senior Vice President and Chief Consumer Officer of Humana Inc. since April 2013. Prior to that, she served in various senior executive marketing roles with Bloomin’ Brands Inc. from 2006 through March 2013, most recently serving as Executive Vice President and Chief Brand Officer. Prior to joining Bloomin’ Brands, she held senior executive marketing positions with Openwave Systems, Inc., Charles Schwab & Co., Inc., and Verizon Communications, Inc.
Robert J. Byrne, (age 52) has served as a Director of Masonite since June 2009 and has been Chairman of the Board of Masonite since July 2010. Mr. Byrne is the founder and has served as the President of Power Pro-Tech Services, Inc., which specializes in the installation, maintenance and repair of emergency power and solar photovoltaic power systems since 2002. Power Pro-Tech is Mr. Byrne’s fourth start-up. His other entrepreneurial ventures have been in telecommunications, private equity and educational software. From 1999 to 2001, Mr. Byrne was Executive Vice President and Chief Financial Officer of EPIK Communications, a start-up telecommunications company which merged with Progress Telecom in 2001 and was subsequently acquired by Level3 Communications. Having begun his career in investment banking, Mr. Byrne served as Partner at Advent International, a global private equity firm, from 1997 to 1999 and immediately prior to that, from 1993 to 1997, served as a Director of Orion Capital Partners.
Peter R. Dachowski, (age 65) has served as a Director of Masonite since July 2013. Mr. Dachowski spent 35 years with CertainTeed Corporation, a manufacturer of exterior and interior residential and commercial building envelope construction products, and its parent company Saint-Gobain, most recently serving as CertainTeed’s Chairman and CEO from 2004 to 2011. Prior to joining CertainTeed, he was employed by The Boston Consulting Group as a Consultant and Engagement Manager from 1973 to 1976. He began his career as a Financial Analyst with the Treasury Department of Exxon Corporation in 1971. Mr. Dachowski is currently a Senior Advisor to Graham Partners, a middle-market private equity firm.
Jonathan F. Foster, (age 53) has served as a Director of Masonite since June 2009. Mr. Foster is the founder and Managing Director of Current Capital LLC, a private equity investing and management services firm. Previously, from 2007 until 2008, Mr. Foster served as a Managing Director and Co-Head of Diversified Industrials and Services at Wachovia Securities. From 2005 until 2007, he served as Executive Vice President Finance and Business Development of Revolution LLC. From 2002 until 2004, Mr. Foster was a Managing Director of The Cypress Group, a private equity investment firm and from 2001 until 2002 he served as a Senior Managing Director of Bear Stearns & Co. From 1999 until 2000, Mr. Foster served as the Executive Vice President, Chief Operating Officer and Chief Financial Officer of ToysRUs.com, Inc. Previously, Mr. Foster was with Lazard for over ten years in various positions, including as a Managing Director. Mr. Foster is a Director of Lear Corporation and Chemtura Corporation.

George A. Lorch, (age 72) has served as a Director of Masonite since June 2009. Mr. Lorch spent over 37 years with Armstrong World Industries, Inc., which designs and manufactures flooring and ceilings. From 1993 to 1994 Mr. Lorch served as the Chief Executive Officer and President of Armstrong World Industries, Inc. and from 1994 to 2000, he served as Chairman, Chief Executive Officer and President. In 2000, he became Chairman and Chief Executive Officer of Armstrong Holdings, Inc. and upon retirement at the end of 2000, he was named Chairman Emeritus. Currently, Mr. Lorch serves as Lead Director of the board of Pfizer, Inc. and has been a member of their board since 2000. He is also currently a Director on the boards of WPX Energy, Autoliv Inc. and HSBC North America Holdings Inc. and HSBC Finance Company, both subsidiaries of HSBC, a global bank based in the United Kingdom.
Rick J. Mills, (age 66) has served as a Director of Masonite since September 2013. Prior to his retirement in 2008, Mr. Mills spent over 37 years with Cummins, Inc., most recently serving as the Corporate Vice President and President of the Components Group from 2005 to 2008. Prior to that he served Cummins in a number of financial and operational roles, including Vice President and Group President of Filtration and Corporate Controller. Mr. Mills also currently serves as a Director of Commercial Metals Company and Flowserve Corporation.
Francis M. Scricco, (age 64) has served as a Director of Masonite since June 2009. Prior to joining our Board, Mr. Scricco was with Avaya, Inc., a global business communications provider, where he served as senior vice president, global services from March 2004 to February 2007 and subsequently as senior vice president, manufacturing, logistics and procurement until his retirement in October 2008. Prior to joining Avaya, Inc., he was employed by Arrow Electronics as its COO from 1997 to 2000 and then as its president and CEO from 2000 to 2002. Mr. Scricco’s first operating role was as a general manager for General Electric. He began his career with The Boston Consulting Group in 1973. Mr. Scricco is currently a Director of Tembec, Inc., an integrated forest products company, and Chairman of the Board of Visteon Corporation, a global automotive supplier.
John C. Wills, (age 60) has served as a Director of Masonite since June 2009. Mr. Wills retired from Masco Corporation in 2007 where as Group President he was responsible for their worldwide plumbing business. He started his career with Procter & Gamble Corporation and entered the building product industry in 1985 when he joined Moen Incorporated in Canada. He also has retail big box experience participating in the start-up of The Home Depot in Canada in 1991, which at the time was called Aikenhead’s Home Improvement Warehouse. Mr. Wills is currently a member of the boards of Armstrong Cabinets, Phillips Service Industries, Inc. and Global Emission Systems, Inc.
Director Qualifications
The Board of Directors seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. Consistent with the Company’s Corporate Governance and Nominating Committee charter, in identifying candidates for membership on the Board, the Corporate Governance and Nominating Committee takes into account (1) individual qualifications, such as strength of character, mature judgment and industry knowledge or business experience, (2) diversity and the extent to which the candidate would fill a present need on the Board, and (3) all other factors it considers appropriate, including alignment with our shareholders. We believe that the backgrounds and qualifications of the Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities.
In July 2013, Mr. Kenneth W. Freeman retired from the Board and the Board appointed Mr. Dachowski to fill the resulting vacancy. Additionally, later in 2013, the Board decided to increase the size of the Board by two and appointed Mr. Mills and Ms. Bilney to fill the resulting vacancies. In connection with the addition of these new Directors in 2013, the Board engaged the services of Heidrick & Struggles to assist with the Director candidate identification and review process.

When determining whether our current Directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, our Board focused primarily on our longer-tenured Directors’ contributions to our success in recent years, the specific expertise that the more recently elected Directors are expected to expected to contribute, and on the information discussed in the biographies set forth under "Election of Directors-Biographies." With respect to Mr. Lynch, our Board considered in particular his current role as our Chief Executive Officer, his familiarity with our business operations, and his extensive management expertise. With respect to Mr. Foster, our Board considered in particular his experience as a Chief Financial Officer and member of the audit committee and board of directors of public companies, as well as his financial, investment banking and transactional experience. With respect to Mr. Byrne, our Board considered in particular his financial, investment banking and transactional experience and his proven entrepreneurial and operational skills in the industrial services industry. With respect to Mr. Dachowski, our Board considered in particular his extensive financial and building products industry experience. With respect to Mr. Lorch, our Board considered in particular his extensive management expertise and board experience at public companies, including serving as non-executive chairman of Pfizer and as a Director, Chairman and Chief Executive Officer of a public company in the building products industry. With respect to Mr. Mills, the Board considered his extensive management and financial experience in the manufacturing industry. With respect to Ms. Bilney, the Board considered her extensive marketing and branding experience with highly successful companies such as Humana Inc. With respect to Mr. Scricco, our Board considered in particular his extensive management experience, including as Chief Executive Officer of an electronics distribution business, his prior public-company board experience, his strategy consulting experience, and his familiarity with product marketing, distribution channels and branding. With respect to Mr. Wills, our Board considered in particular his sales and marketing experience in a large multiproduct public company in the building products industry and specifically his familiarity with big box retail customers such as The Home Depot.
While we do not currently have a policy with regard to the consideration of Director candidates recommended by Shareholders, any such candidates would be considered by the Corporate Governance and Nominating Committee on the same basis that it evaluates other nominees for Director. We are proposing to amend our Current Articles in connection with this meeting to include advance notice procedures related to the nomination of Directors by shareholders. See "Amendment to Articles and Shareholders Agreement."
CORPORATE GOVERNANCE; BOARD AND COMMITTEE MATTERS
Board Structure and Director Independence
Our business, property and affairs are managed under the direction of our Board of Directors which has 9 Directors. Our Board of Directors has determined, after considering all the relevant facts and circumstances, that all of the Directors other than Mr. Lynch, our President and Chief Executive Officer, are independent, as "independence" is defined by the listing standards of the NYSE, because they have no direct or indirect material relationship with us (either directly or as a partner, Shareholder or officer of an organization that has a relationship with us) that would cause the independence requirements of the NYSE listing standards to not be satisfied. Members of our Board are kept informed of our business through discussions with our Chief Executive Officer, Chief Financial Officer and other officers, by reviewing materials provided to them, by visiting our offices and facilities, and by participating in meetings of the Board and its committees. We currently separate the roles of Chief Executive Officer and Chairman of the Board. This structure properly reflects our belief that our Shareholders’ interests are best served by the day-to-day management direction of the Company under Mr. Lynch, as President and Chief Executive Officer, together with the leadership of our Chairman of the Board, Mr. Byrne.
Meetings of the Board
During the year ended December 29, 2013, there were 13 meetings of the entire Board and 25 committee meetings. All incumbent Directors attended at least seventy-five percent (75%) or more of the meetings of the

Board and of the committees on which they served. Absent extraordinary circumstances, we expect all Directors and nominees to attend our annual meetings of Shareholders. All Directors except for Mr. Freeman attended the 2013 Annual General and Special Meeting of shareholders.
Executive Sessions
As required by the NYSE listing standards, non-employee Directors meet by themselves, without management or employee-Directors present, at regularly scheduled in-person Board meetings, meetings of the committees of the Board and telephonic meetings, as appropriate. The Chairman of the Board, Byrne, or the Chair of the committee, as applicable, presides at these meetings.
Board Committees; Membership
We currently have the following committees: Audit Committee, Human Resources and Compensation Committee, and Corporate Governance and Nominating Committee, each of which has the responsibilities and composition described below. The Board has adopted charters for each of these committees describing the authority and responsibilities delegated to each committee by the Board. All committee charters are available at our website, www.masonite.com, and available in print to any shareholder without charge, upon request to Masonite International Corporation, One Tampa City Center, 201 North Franklin Street, Suite 300, Tampa, FL 33602 Attention: Corporate Secretary, or by calling (800) 895-2723.
Audit Committee
The Audit Committee currently consists of Jonathan F. Foster (Chair), Rick J. Mills, and John C. Wills. Mr. Byrne was a member of the Audit Committee until he was replaced by Mr. Mills in September 2013. The Audit Committee met seven times in 2013. Each member of our Audit Committee is independent under applicable NYSE listing standards and meets the standards for independence required by U.S. securities law requirements applicable to public companies, including Rule 10A-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). Each member is financially literate under applicable NYSE listing standards and our Board of Directors has determined that each of Mr. Foster and Mr. Mills is qualified as an audit committee financial expert within the meaning of applicable SEC regulations. The Audit Committee oversees and evaluates and, where necessary or advisable, makes recommendations as to the quality and integrity of the financial statements of the Company, the internal control and financial reporting systems of the Company, the compliance by the Company with legal and regulatory requirements in respect of financial disclosure, the qualification, independence and performance of the Company’s independent auditors and the performance of the Company’s internal audit functions. In addition, the Audit Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditor (including oversight of the resolution of any disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing audit reports or performing other audit, review or attest services for the Company, subject to any applicable approvals required from our Board of Directors or our Shareholders.

Human Resources and Compensation Committee
The Human Resources and Compensation Committee currently consists of Francis M. Scricco (Chair), Peter R. Dachowski and George A. Lorch. Mr. Freeman was a member of the Human Resources and Compensation Committee until he retired from the Board and was replaced by Mr. Dachowski in July 2013. The Human Resources and Compensation Committee met nine times in 2013. Each member of our Human Resources and Compensation Committee is independent under applicable NYSE listing standards and qualifies as a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act. The Human Resources and Compensation Committee reviews and, as it deems appropriate, recommends to the Board of Directors policies, practices and procedures relating to the compensation and succession planning for the executive officers and other managerial employees and the establishment and administration of employee benefit plans. The Human Resources and

Compensation Committee also exercises all authority under the Company’s employee equity incentive plans, subject to any applicable approvals required from our Board of Directors or our Shareholders. The Human Resources and Compensation Committee may delegate its authority as it deems appropriate to a subcommittee composed of one or more members. The Human Resources and Compensation Committee has utilized Frederic W. Cook & Co. ("Cook & Co.") as its independent consulting firm since 2010. For a discussion concerning the processes and procedures for considering and determining executive and director compensation and the role of executive officers and the compensation consultant in determining or recommending the amount or form of executive and director compensation, see "Compensation Discussion and Analysis" beginning on page 22 and "Director Compensation" beginning on page 17.

Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee currently consists of George A. Lorch (Chair), Francis M. Scricco and Jody L. Bilney. Mr. Freeman was a member of the Corporate Governance and Nominating Committee until he retired and was replaced by Mr. Dachowski in July 2013. Mr. Dachowski was replaced on the Corporate Governance and Nominating Committee by Ms. Bilney when she joined the Board in January 2014. The Corporate Governance and Nominating Committee met nine times in 2013. Each member of our Corporate Governance and Nominating Committee is independent under applicable NYSE listing standards. The Corporate Governance and Nominating Committee reviews and, as it deems appropriate, recommends to the Board of Directors policies and procedures relating to Director and Board of Directors committee nominations and corporate governance policies, oversees compliance with the Company’s ethics training and compliance programs, reviews policies with respect to risk assessment and risk management and provides oversight for risk management processes, and establishes and administers assessment of board, committee and individual Director performance.

Board Role in Risk Oversight
Management has responsibility for managing overall risk to the enterprise. A management risk committee meets quarterly to assess identified risks and steps being taken to appropriately mitigate risk. The Board has delegated to the Corporate Governance and Nominating Committee the primary responsibility for overseeing our risk management framework and methods for identifying and managing management’s adherence to the framework, including periodic review of the structure and effectiveness of our risk management committee. The Audit Committee reviews the guidelines and policies governing the process by which risk assessment and risk management are managed by management with the oversight of the Corporate Governance and Nominating Committee. The Audit Committee also reviews the Company’s major financial risk exposures and management’s actions to monitor and control such exposures. The Human Resources and Compensation Committee conducts a compensation plan risk assessment in order to ensure that our compensation plans focus on growth in shareholder value without incentivizing undue risk. Our Board receives reports from the committees and periodically assesses the enterprise-level risks that face the Company from a strategic point of view and reviews options for risk mitigation.
 Corporate Governance Guidelines and Code of Ethics
Our Board has adopted corporate governance guidelines. Our Corporate Governance Guidelines reflect the principles by which we operate. From time to time, the Corporate Governance and Nominating Committee and the Board review and revise our Corporate Governance Guidelines in response to evolving best practices as appropriate. We have also adopted a Values Guide/Code of Conduct (the "Code of Conduct"), which applies to all of our Directors, officers and employees. We intend to post any amendments to or waivers from our Code of Conduct on our website to the extent applicable to our CEO, CFO, Corporate Controller, and any other officer who may function as a Chief Accounting Officer or a Director. Our Corporate Governance Guidelines, the Code of Conduct, and other information are available at our website, www.masonite.com, and such information is available in print to any shareholder without charge, upon request to Masonite International Corporation, One Tampa City Center, 201 North Franklin Street, Suite 300, Tampa, FL 33602, Attention: Corporate Secretary, or by calling (800) 895-2723.
Compensation Committee Interlocks and Insider Participation
During fiscal 2013, Messrs. Scricco, Lorch, Dachowski and Freeman (until his retirement from the Board in July 2013) served on the Human Resources and Compensation Committee. Mr. Freeman served as the Chief Executive Officer of Masonite from 2005 until 2007. Other than Mr. Freeman, during fiscal 2013, no member of our Human Resources and Compensation Committee was an employee or officer or former officer of Masonite or had any relationships requiring disclosure under Item 404 of Regulation S-K. None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or our Human Resources and Compensation Committee during fiscal 2013.
Certain Relationships and Related Party Transactions
The Current Articles and the Shareholders Agreement provide that the Board of Directors shall adopt and maintain an affiliate transactions policy ("Affiliate Transactions Policy") which addresses conflicts of interest amongst the directors and the Company and the duties of Directors with respect to disclosure of personal interests in a transaction. Further, the Current Articles provide that Directors or officers may: (i) act in a professional capacity for the Company (except as auditor of the Company) and receive remuneration for such services as if they were not a director or officer; or (ii) become a director, officer or employee of, or may otherwise be or become interested in, any corporation, firm or entity in which the Company may be interested, and they shall not be accountable to the Company for any remuneration or other benefits received by him or her in such capacities, subject in each case to compliance with the provisions of the BCBCA and the Affiliate Transactions Policy.
After our Common Shares became listed on the NYSE in September 2013, the Board adopted a new Related Person Transaction Policy. Since the Affiliate Transactions Policy has been made redundant by the more recently adopted Related Person Transaction Policy, at the Meeting it is proposed that the Affiliate Transactions Policy be removed from the Current Articles and Shareholders Agreement of the Company. See "Amendments to Articles and Shareholders Agreement."
The Company’s Related Person Transaction Policy defines a "Related Person Transaction" as any transaction that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K in which the Company was or is to be a participant, the amount involved exceeds $120,000, and in which any Related Person had or will have a direct or indirect material interest, other than an employment relationship or transaction involving an executive officer and any related compensation. A "transaction" includes, but is not limited to, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangement or relationships. A "Related Person" is (i) any person who is, or at any time since the beginning of the last fiscal year, was an executive officer, a director or a director nominee of the Company; (ii) a security holder who is known to the Company to own of record or beneficially more than 5% of any class of the Company’s voting securities at the time of occurrence or existence of the Related Person Transaction; and (iii) a person who is an immediate family member of any of the foregoing persons (the term "immediate family" shall include any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and any person (other than a tenant or employee) sharing the household of any of the foregoing persons).
Under the Related Person Transaction Policy, each Related Person Transaction must be approved or ratified in accordance with the guidelines set forth in the policy by the Corporate Governance and Nominating Committee or by the disinterested members of the Board. In considering whether to approve or ratify any Related

Person Transaction, the Corporate Governance and Nominating Committee or the disinterested members of the Board of Directors, as the case may be, shall consider all factors that in their discretion are relevant to the Related Person Transaction. Additionally, any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Human Resources and Compensation Committee of the Board or recommended by the Human Resources and Compensation Committee to the Board for its approval. In considering whether to approve or ratify any Related Person Transaction, the Corporate Governance and Nominating Committee or the disinterested members of the Board of Directors, as the case may be, shall consider all factors that in their discretion are relevant to the Related Person Transaction. There were no transactions, or currently proposed transactions, considered to be a Related Person Transaction since the beginning of our last fiscal year and through the date of this Proxy Statement.
Communications with Directors
Interested parties, including shareholders, may contact the Chairman of the Board or one or more members of the Board or its committees by writing to them at: Board of Directors of Masonite International Corporation, c/o Masonite International Corporation, One Tampa City Center, 201 North Franklin Street, Suite 300, Tampa, Florida 33602.
Certain Legal Proceedings
As a result of a liquidity shortfall triggered by the unprecedented downturn in the U.S. housing and construction market that commenced in 2006, on March 16, 2009, Masonite and several affiliated Canadian companies, voluntarily filed to reorganize under the Company’s Creditors Arrangement Act in Canada in the Ontario Superior Court of Justice. In addition, Masonite and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. As such, our Director and Chief Executive Officer Mr. Frederick J. Lynch, our former Director Mr. Kenneth W. Freeman, and our named executive officers, Lawrence W. Repar and Glenwood E. Coulter, Jr. served as executive officers of a company that filed a petition under the federal bankruptcy laws at or within two years prior to the time of the filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act, as amended, requires directors, executive officers and beneficial owners of more than ten percent (10%) of our Common Shares to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Shares and any of our other equity securities. Based solely on a review of the copies of these forms received by us and on written representations from certain reporting persons that no Form 5 was required to be filed, we believe that all such reports were submitted on a timely basis during 2013 except for one Form 4 reporting one transaction for Mr. Glenwood E. Coulter, Jr. which was filed late.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables show the amount of our Common Shares beneficially owned as of March 3, 2014, by those known to us to beneficially own more than 5% of our Common Shares, by our Directors and named executive officers individually and by our Directors and all of our executive officers as a group.
The percentage of Common Shares outstanding provided in the tables are based on 29,627,655 shares outstanding as of March 3, 2014. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.
5% Owners:
Based solely on filings made under Sections 13(d) and 13(g) of the Exchange Act as of March 3, 2014, the only Shareholders known to us to beneficially own more than 5% of any class of our voting securities are:

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Common Shares Directly or Indirectly Owned	Warrants Exercisable Within 60 days of March 3, 2014	Total Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned
Oaktree Capital Management, L.P. and certain affiliates(1)	4,086,372	1,273,190	5,359,562	17.5%
Mount Kellett Capital Management LP(2)	4,323,201	—	4,323,201	14.8%
Hotchkis and Wiley Capital Management, LLC(3)	2,459,348	—	2,459,348	8.4%
12 West Capital Management, LP(4)	1,518,584	598,385	2,116,969	7.1%
Gilder, Gagnon, Howe & Co. LLC(5)	1,676,227	192,283	1,868,510	6.3%
The Bank of Nova Scotia(6)	1,604,510	—	1,604,510	5.5%

(1)
Based on the most recently available Schedule 13G filed with the SEC on February 7, 2014, as of December 31, 2013, the number of shares reported includes: (a) warrants exercisable for 278,487 Common Shares over which OCM Opportunities Fund V, L.P. has sole voting and dispositive power; (b) 984,653 Common Shares and warrants exercisable for 622,848 Common Shares over which OCM Opportunities Fund VI, L.P. has sole voting and dispositive power; (c) 499,247 Common Shares and warrants exercisable for 339,900 Common Shares over which OCM Opportunities Fund VII Delaware, L.P. has sole voting and dispositive power; (d) 3,363 Common Shares and warrants exercisable for 28,530 Common Shares over which OCM Opportunities Fund VIIb, L.P. has sole voting and dispositive power; (e) 404 Common Shares and warrants exercisable for 3,425 Common Shares over which OCM Opportunities Fund VIIb (Parallel), L.P. has sole voting and dispositive power; and (f) 2,598,705 Common Shares over which OCM Opportunities Fund VIIb Delaware, L.P. has sole voting and dispositive power. The mailing address for the holders listed above is c/o Oaktree Capital Group Holdings GP, LLC, 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.

The general partner of OCM Opportunities Fund V, L.P. is OCM Opportunities Fund V GP, L.P. The general partner of OCM Opportunities Fund VI, L.P. is OCM Opportunities Fund VI GP, L.P. The general partner of OCM Opportunities Fund VII Delaware, L.P. is OCM Opportunities Fund VII Delaware GP Inc. The sole shareholder of OCM Opportunities Fund VII Delaware GP Inc. is OCM Opportunities Fund VII, L.P. The general partner of OCM Opportunities Fund VII is OCM Opportunities Fund VII GP, L.P. The general partner of OCM Opportunities Fund VII GP, L.P. is OCM Opportunities Fund VII GP Ltd. The general partner of OCM Opportunities Fund VIIb, L.P. and

OCM Opportunities Fund VIIb (Parallel), L.P. is OCM Opportunities Fund VIIb GP, L.P. The general partner of OCM Opportunities Fund VIIb GP, L.P. is OCM Opportunities Fund VIIb GP Ltd. The general partner of OCM Opportunities Fund VIIb Delaware, L.P. is Oaktree Fund GP, LLC. The general partner of OCM Opportunities Fund V GP, L.P. and OCM Opportunities Fund VI GP, L.P., and the sole shareholder of each of OCM Opportunities Fund VII GP Ltd. and OCM Opportunities Fund VIIb GP Ltd., and the managing member of Oaktree Fund GP, LLC is Oaktree Fund GP I, L.P. The general partner of Oaktree Fund GP I, L.P. is Oaktree Capital I, L.P. The general partner of Oaktree Capital I, L.P. is OCM Holdings I, LLC. The managing member of OCM Holdings I, LLC is Oaktree Holdings, LLC. The sole director of OCM Opportunities Fund VII GP Ltd. and OCM Opportunities Fund VIIb GP Ltd. is Oaktree Capital Management, L.P. The general partner of Oaktree Capital Management, L.P. is Oaktree Holdings, Inc. The managing member of Oaktree Holdings, LLC and the sole shareholder of Oaktree Holdings, Inc. is Oaktree Capital Group, LLC. The duly elected Manager of Oaktree Capital Group, LLC is Oaktree Capital Group Holdings GP, LLC.

(2)
Based on the most recently available Schedule 13G filed with the SEC on February 14, 2014, as of December 31, 2013, the number of shares reported includes 4,323,201 Common Shares held by certain funds and managed accounts affiliated with Mount Kellett Capital Management LP. ("Mount Kellett") over which Mount Kellett, through one or more intermediate entities, has sole voting and dispositive power. The mailing address for the holder listed above is 623 Fifth Avenue, 18th Floor, New York, New York 10022.

(3)
Based on the most recently available Schedule 13G filed with the SEC on February 14, 2014, as of December 31, 2013, the number of shares reported includes: (a) 2,114,448 Common Shares over which Hotchkis and Wiley Capital Management, LLC ("HWCM") has sole voting power; and (b) 2,459,348 Common Shares over which HWCM has sole dispositive power. HWCN beneficially owns 344,900 Common Shares where certain clients have retained voting power over the Common Shares held. Accordingly, HWCM has the power to dispose of more Common Shares than it can vote. The mailing address for the holder listed above is 725 S. Figueroa Street, 39th Floor, Los Angeles, CA 90017.

(4)
Based on the most recently available Schedule 13G filed with the SEC on September 19, 2013, as of September 9, 2013, the number of shares reported includes: (a) 1,041,867 Common Shares and warrants exercisable for 410,552 Common Shares over which 12 West Capital Fund LP ("12 West Onshore Fund") has sole voting and dispositive power; and (b) 476,717 Common Shares and warrants exercisable for 187,833 Common Shares over which 12 West Capital Offshore Fund LP ("12 West Offshore Fund") has sole voting and dispositive power. 12 West Capital Management LP ("12 West Management"), which serves as the investment manager to 12 West Onshore Fund and 12 West Offshore Fund, and Joel Ramin, as the sole member of 12 West Capital Management, LLC, the general partner of 12 West Management, possess sole voting and dispositive power with respect to Common Shares held by 12 West Onshore Fund and 12 West Offshore Fund. The mailing address for the holder listed above is 90 Park Avenue, 41st Floor, New York New York 10016.

(5)
Based on the most recently available Schedule 13G filed with the SEC on February 14, 2014, as of December 31, 2013, the number of shares reported includes: (a) 1,527,252 Common Shares and warrants exercisable for 192,283 Common Shares held in customer accounts over which partners and/or employees of Gilder, Gagnon, Howe & Co. LLC ("GGH") have shared dispositive power; (b) 30,053 Common Shares held in the account of the profit sharing plan of GGH over which GGH has sole voting and dispositive power; and (c) 118,922 Common Shares held in accounts owned by the partners of GGH over which GGH has shared dispositive power. The mailing address for the holder listed above is 3 Columbus Circle, 26th Floor, New York, NY 10019.

(6)
Based on the most recently available Schedule 13G filed with the SEC on February 3, 2014, as of December 31, 2013, the number of shares reported includes 1,604,510 Common Shares over which The Bank of Nova Scotia has sole voting and dispositive power. The mailing address for the holder listed above is 44 King Street West, Toronto, Ontario, Canada, M5H 1H1.

Directors and Executive Officers:

	Number of Shares Beneficially Owned as of March 3, 2014
Name of Beneficial Owner(1)	Common Shares Directly or Indirectly Owned(2)	SARS Exercisable Within 60 Days of March 3, 2014(3)	Total Stock-Based Ownership(4)

Frederick J. Lynch	160,327	275,204	435,531
Robert J. Byrne	57,176	—	57,176
Jonathan F. Foster	27,176	—	27,176
George A. Lorch	57,176	—	57,176
Francis M. Scricco	29,259	—	29,259
John C. Wills	27,176	—	27,176
Jody L. Bilney	—	—	—
Rick J. Mills	—	—	—
Peter R. Dachowski	—	—	—
Mark J. Erceg	35,834	5,755	41,589
Lawrence P. Repar	6,012	166,655	172,667
Glenwood E. Coulter, Jr.	69,310	19,215	88,525
Gail N. Auerbach	11,252	56,211	67,463
Robert E. Lewis	10,239	4,370	14,609
All directors and executive officers as a group (14 persons)	490,937	527,410	1,018,347

(1)
As of March 3, 2014 (i) no Director or executive officer beneficially owned more than 1% of the outstanding Common Shares of the Company other than Mr. Lynch who owned 1.47%, and (ii) the Directors and executive officers of the Company as a group beneficially owned approximately 3.41% of the Common Shares of the Company (including Common Shares they can acquire within 60 days). The address of each of our Directors and executive officers listed above is c/o Masonite International Corporation, One Tampa City Center, 201 North Franklin Street, Suite 300, Tampa, Florida 33602.

(2)
Includes the following number of Common Shares issuable upon the settlement of restricted stock units in the next 60 days: Mr. Lynch - 14,419; Mr. Erceg - 4,771; Mr. Repar - 6,012; Mr Coulter - 3,817; Mr. Lewis - 2,982; and Ms. Auerbach - 2,664. Also includes with respect to Mr. Byrne 57,176 Common Shares which are held in trust and, with respect to Mr. Wills, includes 27,176 Common Shares held by Jokaw Inc.

(3)
The number of Common Shares shown in this column are not currently outstanding but are deemed beneficially owned because of the right to acquire them pursuant to SARs exercisable within 60 days of March 3, 2014. Since the SARs are settled in Common Shares, the table assumes that the SARs were converted to Common Shares using a price of $57.75 per Common Share, the closing price of our Common Shares on the NYSE on March 3, 2014.

(4)	These amounts are the sum of the number of shares shown in the prior columns.

DIRECTOR COMPENSATION
Mr. Lynch, our President and Chief Executive Officer, does not receive any additional compensation for serving on our Board of Directors. Until March 21, 2013, the annual Director compensation program was structured as follows:

•	Annual cash retainer: $100,000

•	Annual equity retainer: $40,000

•	No meeting fees (Board or Committee)

•	Additional Cash Retainer for Committee Chairs: $12,500

•	Additional Cash Retainer for the Non-Executive Chairman of the Board: $50,000

The foregoing program was approved by our Board of Directors upon the recommendation of the Human Resources and Compensation Committee, effective October 1, 2012, after taking into consideration an analysis of director compensation among peer companies provided by Cook & Co. On March 21, 2013 the Human Resources and Compensation Committee increased the Additional Cash Retainer for the Non-Executive Chairman of the Board to $55,000. All cash retainers are payable in equal installments at the beginning of each fiscal quarter.
As indicated above, our non-employee Directors also receive an annual grant of restricted stock units (with the number of restricted stock units granted determined by dividing $40,000 by the fair market value of a Common Share on the grant date). On March 21, 2013 the Board of Directors, upon the recommendation of the Human Resources and Compensation Committee, determined that, commencing with the annual grant made immediately after the 2013 annual meeting of shareholders, the number of restricted stock units granted to the Non-Executive Chairman of the Board will be determined by dividing $105,000 by the fair market value of a common share on the grant date. These grants are made annually immediately after a Director is re-elected to our Board of Directors and will vest on the first anniversary of the grant date, subject to the Director’s continued service on the Board through the vesting date.
In addition, newly elected members of the Board of Directors receive a one-time grant of restricted stock units (with the number of restricted stock units granted determined by dividing $100,000 by the fair market value of a common share on the grant date) that will vest on the first anniversary of the date on which the Director became a member of our Board of Directors, subject to the Director’s continued service on the Board through the vesting date.
All Directors are reimbursed for reasonable costs and expenses incurred in the attending meetings of our Board of Directors and its committees.
Effective as of July 1, 2012, we implemented stock ownership guidelines that require each of our non-employee Directors to own meaningful equity stakes in Masonite to further align their economic interests with those of our shareholders. Our stock ownership guidelines require that our non-employee Directors own common shares in an amount not less than three times the amount of their annual cash retainer. Compliance with these guidelines will be measured once per fiscal year on the last day of the first fiscal quarter. Restricted stock units count as shares for purposes of the guidelines. There is no particular date by which the requisite share ownership level must be achieved. However, until the required level of ownership is achieved, each non-employee Director must retain at least fifty percent of the number of shares acquired by the Director upon the settlement of any restricted stock units. All of our non-employee Directors, other than Messrs. Dachowski and Mills and Ms. Bilney, currently own the requisite number of shares.
The following table sets forth total compensation awarded to, earned by or paid to each person who served as a Director during 2013, other than Mr. Lynch, our Chief Executive Officer. Ms. Bilney joined the Board in January 2014 and is therefore not included below.

Name	Fees Earned or Paid in Cash($)(1)	Stock/Unit Awards($)(2)	Total ($)

Robert J. Byrne, Chairman	153,750	105,000	258,750
Peter R. Dachowski	50,000	136,111	186,111
Jonathan F. Foster	112,500	40,000	152,500
Kenneth W. Freeman	75,000	40,000	115,000
George A. Lorch	112,500	40,000	152,500
Rick J. Mills	25,000	126,178	151,178
Francis M. Scricco	112,500	40,000	152,500
John C. Wills	100,000	40,000	140,000

(1)
This column includes the annual cash retainers described above. Mr. Foster received $12,500 for serving as chair of the Audit Committee. Mr. Lorch received $12,500 for serving as the chair of the Corporate Governance and Nominating Committee. Mr. Scricco received $12,500 for serving as the chair of the Human Resources and Compensation Committee. Mr. Freeman retired from the Board in July 2013. Mr. Dachowski joined the Board in July 2013 and Mr. Mills joined in September 2013. Messrs. Freeman, Mills and Dachowski’s cash retainers for 2013 were prorated based on their 2013 Board tenure.

(2)
On May 29, 2013, each non-employee Director then on the Board other than Mr. Byrne was awarded 1,507 restricted stock units and Mr. Byrne was awarded 3,942 restricted stock units under the 2012 Plan. On July 2, 2013 Mr. Dachowski was awarded 4,164 restricted stock units and on September 30, 2013 Mr. Mills was awarded 2,564 restricted stock units under the Masonite International Corporation 2012 Equity Incentive Plan ("2012 Plan"), each representing their initial award upon joining the Board and a prorated amount of their annual equity retainer. The amounts reported in this column reflect the aggregate grant date fair value of the restricted stock units computed in accordance with Accounting Standards Codification Topic 718 "Stock Compensation," as issued by the Financial Accounting Standards Board. The assumptions made when calculating the amounts are found in Note 8 to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 29, 2013. As of December 29, 2013, the non-executive Directors held the following outstanding restricted stock units: Mr. Byrne - 3,942; Mr. Foster - 1,502; Mr. Lorch - 1,502; Mr. Scricco - 1,502; Mr. Wills - 1,502; Mr. Dachowski - 4,164; and Mr. Mills - 2,564.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information about our common shares that may be issued upon exercise of options, warrants and rights under the 2012 Plan and the Masonite International Corporation 2009 Equity Incentive Plan ("2009 Plan"). All outstanding awards relate to common shares. Information is as of December 29, 2013, unless otherwise indicated.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	—		N/A		—
Equity compensation plans not approved by security holders(1)	2,431,621	(2)	18.16	(3)	1,721,327
Total	2,431,621	(2)	18.16	(3)	1,721,327

(1)
Under applicable Canadian laws, the 2012 Plan and the 2009 Plan were not required to be approved by security holders. For additional information concerning our equity compensation plans, see the discussion under Equity Incentive Plans on page 48 and in Note 8 to the Company's consolidated financial statements in the Annual Report on Form 10-K for the year ended December 29, 2013.

(2)
Consists of outstanding (i) stock appreciation rights under the 2009 Plan and the 2012 Plan covering an aggregate of 1,812,658 Common Shares and (ii) restricted stock unit awards under the 2009 Plan and the 2012 Plan covering an aggregate of 618,963 Common Shares, some of which are subject to time-based vesting and some of which are subject to performance-based vesting.

(3)
Reflects the weighted average exercise price of stock appreciation rights only. As restricted stock unit awards have no exercise price, they are excluded from the weighted average exercise price calculation set forth in column (b).

COMPENSATION COMMITTEE REPORT
The Human Resources and Compensation Committee of the Board has reviewed and discussed the following section of this Proxy Statement entitled "Compensation Discussion and Analysis" with management. Based on this review and discussion, the Human Resources and Compensation Committee has recommended to the Board that this Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 29, 2013.
Submitted by the Human Resources and Compensation Committee of the Company’s Board of Directors:
Francis M. Scricco (Chairman)
George A. Lorch
Peter R. Dachowski

EXECUTIVE COMPENSATION
Executive Summary
Our Business
We are a leading global designer and manufacturer of interior and exterior doors for the residential new construction; the residential repair, renovation and remodeling; and the non-residential building construction markets. Since 1925, we have provided our customers with innovative products and superior service at compelling values. As of December 29, 2013, we served more than 7,000 customers in 80 countries and had approximately 9,600 employees worldwide.
Executive Compensation Program Attributes
Our executive compensation program is supported by an underlying philosophy that compensation should attract and retain high caliber talent, reward performance and align with the interests of our shareholders. We execute this philosophy by providing our executives with base salaries, cash bonus awards under our annual cash bonus plan, grants of a combination of time-based and performance-based equity awards under our long-term incentive program, severance and change in control benefits, and other employee benefits. To focus our named executive officers ("NEOs") on delivering both short- and long-term results, a significant amount of target total direct compensation mix is weighted towards at-risk compensation.
Adoption of Compensation Best Practices
As part of our compensation philosophy, we have taken a number of actions to ensure a fair, balanced, and transparent executive compensation structure, including:

•	Payouts under our executive annual cash bonus plan are based solely on our achievement of certain financial and operational performance goals;

•	We award a significant percentage of our long-term incentive awards in the form of performance-vesting equity awards that are tied to the achievement of challenging financial objectives;

•	We adopted stock ownership guidelines for our NEOs to ensure that they maintain a significant investment in our Common Shares, thereby aligning their economic interests with those of our Shareholders;

•
We implemented "claw back" policies that enable us to recover cash and equity-based incentive compensation from our employees, including our NEOs, following certain misconduct that requires the restatement or adjustment of our financials or if any such employee knowingly engages in misconduct when preparing our financials or governmental disclosures, and, for equity-based compensation only, following an employee’s material violation of any restrictive covenants to which that employee is a party;

•
We have a policy that prohibits derivative transactions in our Common Shares, including: trading in puts, calls, covered calls, or other derivative products involving our securities; engaging in any hedging or monetization transaction with respect to our securities; or, holding company securities in a margin account or pledging our securities as collateral for a loan;

•	Effective as of January 1, 2014, we no longer have any plans or agreements that provide tax gross-ups under Section 280G of the Internal Revenue Code;

•
We no longer grant any equity awards that provide for "single trigger" vesting on or following a change of control. All awards now require a qualifying termination following a change of control ("double trigger") in order to accelerate vesting; and

•	Our NEOs receive no perquisites or other personal benefits, unless such benefits serve a reasonable business purpose, such as providing newly hired executives with relocation benefits.

2013 Executive Compensation Highlights

•	Based on management’s recommendation, in fiscal year 2013 we did not provide base salary merit increases to our NEOs due to difficult business conditions in fiscal years 2012 and 2013.

•
We exceeded the challenging performance targets that were established for fiscal year 2013 under our annual cash bonus plan, as our 2013 AIP Adjusted EBITDA was $109.9 million which exceeded the target level of $105.0 million, our AIP Net Revenue was $1,733 million which exceed the threshold level of $1,690 million and our Cash Conversion Cycle improved by 3.3 days which exceeded the threshold level of one day improvement.

•
In fiscal year 2013, we decided to include performance based awards as a regular component of our annual long-term incentive award program, with 60% of Mr. Lynch’s restricted stock unit awards and 50% of each other NEO’s restricted stock unit awards being performance based. These equity awards require that we achieve certain pre-established performance criteria based on 2015 performance.

•	In August 2013, we granted stock appreciation rights to our NEOs in order to further align their interests with those of our Shareholders and to encourage retention.

2013 Corporate Governance Highlights
Our Board is committed to maintaining sound governance practices and standards with respect to its oversight of our executive compensation program, including the following:

•
the Human Resources and Compensation Committee’s independent compensation consultant, Cook & Co., is retained directly by the Human Resources and Compensation Committee and performs no other services for us; and

•	the Human Resources and Compensation Committee reviews employee compensation annually to confirm that such compensation does not encourage unnecessary risk-taking.

Introduction to Compensation Discussion & Analysis
Our Compensation Discussion and Analysis, or CD&A, explains the philosophy and objectives of our compensation program and our process for setting compensation for our named executive officers for the fiscal year ended December 29, 2013.
Our executive compensation program is overseen by the Human Resources and Compensation Committee. As discussed in greater detail below, we offer our NEOs a balanced compensation structure, comprised of the following components:

•	Annual base salary

•	Annual cash bonuses

•	Long-term equity incentive awards

•	Severance and change in control benefits

•	Other employee benefits

In making its decisions on an executive’s compensation, the Human Resources and Compensation Committee considers the nature and scope of all elements of an executive’s total compensation package, the executive’s responsibilities and his effectiveness in supporting our key strategic, operational and financial goals (but does not assign any specific weighting to any of the items considered).
Compensation Discussion & Analysis
Our Named Executive Officers
For the fiscal year ended December 29, 2013, the following individuals were our NEOs:

•	Frederick J. Lynch, our President and Chief Executive Officer

•	Mark J. Erceg, our Executive Vice President and Chief Financial Officer

•	Lawrence P. Repar, our Executive Vice President, Global Sales and Marketing and Chief Operating Officer

•	Glenwood E. Coulter, Jr., our Executive Vice President, Global Operations and Europe, and

•	Robert E. Lewis, our Senior Vice President, General Counsel and Secretary.

Executive Compensation Objectives
Our executive compensation programs are overseen by the Human Resources and Compensation Committee, which is comprised of Messrs. Francis M. Scricco (Committee chair), George A. Lorch and Peter Dachowski. The Human Resources and Compensation Committee consults with the Board of Directors in determining the compensation package of our Chief Executive Officer, and has ultimate responsibility for determining the compensation for all of the NEOs. In making its compensation decisions, the Human Resources and Compensation Committee considers, among other things, market data and trends, input from the Human Resources and Compensation Committee’s independent compensation consultant Cook & Co. (whose role is discussed below), and, with respect to the NEOs other than our Chief Executive Officer, the recommendations of our Chief Executive Officer (as discussed in more detail below).
The Human Resources and Compensation Committee is responsible for establishing and annually reviewing the overall compensation philosophy of the Company for its executive officers. The key principles guiding the Human Resources and Compensation Committee in making compensation determinations are:

•
We offer a total compensation program comprised of base salary and variable compensation (consisting of short-term cash and long-term equity components) linked to business goals, designed to attract, retain and motivate talented executives to deliver the Company’s financial and operating performance objectives and long-term vision.

•	To align the interests of management with those of our shareholders, our pay mix is weighted in favor of at-risk compensation, both in the form of annual cash bonus and equity awards.

•	Pay for performance is an important concept of our compensation philosophy. Consistent with this focus, our compensation program includes annual cash incentives and long-term equity incentives.

Compensation Philosophy and Pay Mix
The Human Resources and Compensation Committee strives to provide pay opportunities that generally align with the median of the market (i.e., within 15% above or below the 50th percentile), as determined using both our peer group and national market survey data, and considers competitive compensation practices and other relevant factors such as experience, contribution, internal equity, and performance in setting each NEO’s target total direct compensation. Target total direct compensation represents the sum of target total cash compensation (base salary and target bonus) and target annual equity awards. Given our performance-based program, the actual amount of compensation realized will be contingent on our ability to perform against our pre-established performance goals and grow our stock price.
Our compensation policy provides for a mix of performance-based and guaranteed compensation elements and our Human Resources and Compensation Committee strives to achieve an appropriate balance between these two types of compensation, as well as an appropriate mix of cash and equity-based compensation. The mix of compensation elements is primarily designed to reward individual performance and enterprise value growth and is weighted towards at-risk compensation, both in the form of performance-based annual cash bonuses and equity-based compensation, including performance-vested and time-vested awards.
The charts below illustrate the target total direct compensation for 2013 for Mr. Lynch and the average of the other four NEOs.

Benchmarking
2011 Benchmarking Study
In 2011, the Human Resources and Compensation Committee approved the following list of companies as an appropriate peer group for benchmarking executive compensation:

American Woodmark Corp	Libbey Inc.
Apogee Enterprises Inc.	Louisiana-Pacific Corp.
Armstrong World Industries	Smith (AO) Corp.
Gibraltar Industries Inc.	Universal Forest Products Inc.
Grace (WR) & Co.	USG Corp.
Griffon Corp	Valspar Corp.
Lennox International Inc.	Vulcan Materials Co.

The general criteria examined in developing our peer group include:

•	Operational fit: companies in a similar industry with similar business operations;

•
Financial scope: companies of similar size and scale. Size for purposes of peer group development is measured primarily by revenue, generally defined as 1/2 to 2 times Masonite’s revenues. Market capitalization, enterprise value, and assets are also considered; and

•	Competitors for talent: companies with whom Masonite competes for executive talent.

Cook & Co. utilized publicly available data from this peer group and other market information from third-party surveys to benchmark executive pay in 2011. As a result of this benchmarking exercise, it was determined that target total cash compensation for our executive officers was at or above the 50th percentile. The Human Resources and Compensation Committee considered the results of such benchmarking in its determination that the target total cash compensation of our NEOs for 2013 was competitive with the marketplace. With respect to annual equity awards, the 2011 benchmarking exercise indicated that equity award values were significantly below the 50th percentile, and, accordingly, that the target total direct compensation of each of our NEOs was also below the 50th percentile. While the Human Resources and Compensation Committee was cognizant of the results of such benchmarking, the benchmarking had no impact on the size of the equity awards that were granted to the NEOs in February 2013. Rather, the Human Resources and Compensation Committee determined the size of the February 2013 equity awards by considering multiple factors (none of which were individually weighted), including individual performance levels and responsibilities, retention and competitive compensation practices. The Human Resources and Compensation Committee also determined that bringing the NEOs up to the market median in order to more closely align equity award values with those of the peer group and third-party survey data would be one of the factors it would consider in connection with future equity awards.
2013 Benchmarking Study
Accordingly, the Human Resources and Compensation Committee engaged Cook & Co. to update the 2011 benchmarking exercise so that this information could be considered as a factor in making compensation decisions later in 2013. In updating the benchmarking exercise, Cook & Co. utilized updated data from the same peer group of companies that was used in 2011 as well as other market information from third-party surveys. Following this exercise, it was determined that target total cash compensation continued to be at or above the 50th percentile, but equity award values remained significantly below the 50th percentile and therefore target total direct compensation remained below the 50th percentile. The Human Resources and Compensation Committee considered this information as a factor in determining the size of the awards of stock appreciation rights that were granted to our NEOs in August 2013. The other factors considered in making these grants (none of which were individually weighted) included individual performance levels and responsibilities and providing an appropriate long-term retention incentive for the NEOs. Following the August grants, both the equity awards values and target total direct compensation of each NEO continued to be below the 50th percentile.
The Human Resources and Compensation Committee intends to continue to strive to provide pay opportunities that generally align each NEO’s total direct compensation at the market median and expects that a significant portion of the NEO’s total compensation package will continue to be focused on rewarding long-term future performance through a combination of at-risk cash and equity incentive awards. In this regard, bringing target total direct compensation up to the market median by increasing the size of annual equity awards is expected to continue to be a factor considered by the Human Resources and Compensation Committee in granting equity awards to our NEOs in 2014 and, if applicable, in subsequent years.

Role of our Human Resources and Compensation Committee
The Human Resources and Compensation Committee makes compensation decisions for our NEOs after reviewing our performance for the preceding fiscal year, our short- and long-term strategies, and current economic and market conditions, and carefully evaluating each NEO’s performance during the preceding fiscal year against established organizational goals, leadership qualities, operational performance, business responsibilities, career with us, current compensation arrangements and long-term potential to enhance enterprise value. The Human Resources and Compensation Committee takes a holistic view in its assessment of executive compensation arrangements, taking into consideration the foregoing factors and shareholder considerations, not necessarily relying on any one factor exclusively in determining compensation for our NEOs. In making compensation decisions, the Human Resources and Compensation Committee receives advice from Cook & Co. and input from our Chief Executive Officer, as further discussed below.
Role of our Chief Executive Officer and Other Executive Officers
Our Chief Executive Officer reviews the base salaries of our NEOs (other than himself) on an annual basis and, if applicable, recommends base salary increases to the Human Resources and Compensation Committee, based on each NEO’s performance and responsibilities. Mr. Lynch confers with our Senior Vice President of Human Resources, Gail N. Auerbach, and together they consider applicable market data provided by Cook & Co. Mr. Lynch and Ms. Auerbach also provide the Human Resources and Compensation Committee with input regarding our annual cash incentive plan (as discussed below) and equity grants for executive officers, including but not limited to recommendations regarding eligibility for such grants and the size of the applicable grant (determined as a percentage of base salary). Additionally, Mr. Erceg provides input to Mr. Lynch and the Human Resources and Compensation Committee with respect to the financial performance aspects of our annual bonus plan and any performance-based equity awards. Although Mr. Lynch often attends meetings of the Human Resources and Compensation Committee, he recuses himself from those portions of the meetings related to his compensation. The Human Resources and Compensation Committee, in consultation with the Board of Directors, is exclusively responsible for determining any base salary increases and for making any other compensation decisions with respect to Mr. Lynch.
Role of Compensation Consultant
The Human Resources and Compensation Committee has utilized Cook & Co. as its independent consulting firm since 2010. Cook & Co. is engaged by, and reports directly to, the Human Resources and Compensation Committee. Cook & Co. provides our Human Resources and Compensation Committee with input and guidance on all components of our executive compensation program and in 2013 advised the Human Resources and Compensation Committee with respect to (i) market data for base salary, annual bonus and long-term incentive compensation, (ii) setting the performance goals, and the applicable levels of achievement for such goals, for our annual incentive plan, and (iii) determining the size of the share reserve under our 2012 Plan. Except for the services described in the preceding sentence, Cook & Co. did not provide any services to us during 2013. The Human Resources and Compensation Committee has evaluated whether any work performed by Cook & Co. raised any conflict of interest and determined that it did not.
Elements of Our Executive Compensation Program
For 2013, our executive compensation program consisted of the following elements:
Base Salary
Base salary is designed to provide our NEOs with a fixed amount of income that is competitive in relation to the responsibilities of each NEO’s position. In 2013, the annual base salaries of our NEOs were as follows:

Executive	Base Salary
Frederick J. Lynch	$850,000
Mark J. Erceg	$450,000
Lawrence P. Repar	$630,000
Glenwood E. Coulter, Jr.	$400,000
Robert E. Lewis	$375,000
In light of the difficult economic environment in which our business operated in fiscal years 2012 and 2013, the Human Resources and Compensation Committee determined that none of Messrs. Lynch, Erceg, Coulter or Lewis would receive a base salary adjustment in 2013. Effective January 1, 2013, the Human Resources and Compensation Committee approved an increase in Mr. Repar’s base salary from $625,000 to $630,000, solely in order to compensate him for the loss of a cross-border tax preparation assistance reimbursement benefit that ended with the filing of his 2011 tax return.
Annual Cash Incentive Bonus
General
The compensation program for our NEOs includes our Annual Incentive Plan (AIP). The AIP is a formulaic short-term incentive plan which provides executive officers with a cash bonus award based on the achievement of annual performance goals. The Human Resources and Compensation Committee approves the AIP each year, including the applicable performance goals, weighting, payout parameters and specific targets for each performance goal. Each fiscal year, Mr. Lynch, following discussions with Ms. Auerbach and Mr. Erceg, makes recommendations to the Human Resources and Compensation Committee for the AIP performance goals (and the applicable targets for achievement of each such performance goal at threshold, target and maximum levels of performance) applicable to all NEOs (including himself) as well as any proposed changes in the terms of the AIP for that fiscal year. The Human Resources and Compensation Committee considers these recommendations, as well as input from Cook & Co. regarding both current incentive plan design trends and specific feedback regarding Mr. Lynch’s recommendations, in approving the AIP for each fiscal year.

2013 Annual Incentive Plan
After considering management’s recommendation and input from Cook & Co., the Human Resources and Compensation Committee determined that the 2013 AIP would focus on our ability to grow the top line (AIP Net Revenue), profitability (AIP Adjusted EBITDA), and our ability to improve (i.e., shorten) the cash conversion cycle (Cash Conversion Cycle) (each as defined in the "AIP Definitions and Reconciliation" section below). For fiscal year 2013, the AIP performance goals and the individual weighting assigned to each performance goal as a percentage of the applicable target bonus were established as follows:

Performance Goal	Weighting
AIP Net Revenue	20%
AIP Adjusted EBITDA	60%
Cash Conversion Cycle	20%
Total	100%
The table below shows the threshold, target and maximum AIP performance goals for fiscal year 2013.

Performance Goal	Threshold	Target	Maximum
AIP Net Revenue	$1,690 million	$1,760 million	$1,830 million
AIP Adjusted EBITDA	$94.5 million	$105 million	$115.5 million
Cash Conversion Cycle	1 day improvement	5 days improvement	10 days improvement
For 2013, the AIP also required achievement of a minimum AIP Adjusted EBITDA of $80 million in order for any AIP bonuses to be payable (even if the AIP Net Revenue and Cash Conversion Cycle performance goals are achieved at or above the threshold level). For both the AIP Net Revenue and the AIP Adjusted EBITDA performance goals, achievement below the threshold performance level results in no bonuses being paid under the AIP with respect to that performance goal, while performance at the threshold level results in a payout at 50% of the applicable bonus target for each such performance goal, performance at the target level results in a payout at 100% of the applicable bonus target for each such performance goal, and achievement at or above the maximum performance level results in a payout at 150% of the applicable bonus target for each such performance goal. For the Cash Conversion Cycle performance goal, achievement below the threshold performance level results in no bonus being paid under the AIP with respect to that performance goal, while performance at the threshold level results in a payout at 20% of the bonus target for such performance goal, performance at the target level results in a payout at 100% of the bonus target for such performance goal, and achievement at or above the maximum performance level results in a payout at 200% of the applicable bonus target for such performance goal.
Following the completion of the fiscal year, the AIP payout pool is calculated using data derived from the audited financial results. For each performance goal, performance between the threshold and target levels and between the target and maximum levels is determined using straight-line interpolation. Bonuses earned under the 2013 AIP are expected to be paid in March 2014.

Based on performance against the pre-established performance goals the 2013 AIP bonus was calculated as follows:

Performance Goals	Financial Weighting	Actual Results	Plan Payout	Weighted Payout
AIP Net Revenue (($) millions)	20.0%	$1,733.5	81.2%	16.2%
AIP Adjusted EBITDA (($) millions)	60.0%	$109.9	123.5%	74.1%
Cash Conversion Cycle (days)	20.0%	49.5	65.2%	13.0%
				103.3%
The actual 2013 bonus payouts for each NEO are calculated by multiplying (1) his annual base salary, times (2) his target bonus percentage, times (3) the AIP payout percentage of 103.3%. Applying this formula, the bonuses paid to each NEO under the 2013 AIP were as follows:

Executive	Base Salary	Target Bonus as Percentage of Base Salary	2013 Overall Plan Payout Percentage	2013 Bonus
Frederick J. Lynch	$850,000	100%	103.3%	$878,050
Mark J. Erceg	$450,000	60%	103.3%	$278,910
Lawrence P. Repar	$630,000	60%	103.3%	$390,474
Glenwood E. Coulter, Jr.	$400,000	50%	103.3%	$206,600
Robert E. Lewis	$375,000	50%	103.3%	$193,688

Long-Term Equity Incentive Awards
February 2013 Annual Long-Term Incentive Grant
In anticipation of our becoming a publicly traded company in 2013, the Human Resources and Compensation Committee concluded that a significant portion of the equity awards granted to our executive officers should be earned based on the level of our performance pursuant to the financial and operating objectives described below. Tying a portion of the annual equity grants to our long-term performance serves to tie a greater portion of our NEOs’ compensation to the achievement of our financial and operating performance objectives and serves as a balance to the AIP, which measures our performance over a one-year period. The Human Resources and Compensation Committee determined that 60% of the target equity value granted to Mr. Lynch and 50% of the target equity value granted to each of Messrs. Erceg, Repar, Coulter and Lewis, respectively, would be restricted stock units subject to performance-based vesting conditions, as the Human Resources and Compensation Committee believed that a greater portion of Mr. Lynch’s annual equity award should be earned based upon our long-term performance in light of his responsibilities for the Company as a whole.

The target equity value for this grant was based on a target percentage of base salary for each NEO, as previously approved by the Human Resources and Compensation Committee after taking into consideration the factors described in the "Benchmarking - 2011 Benchmarking Study" above, as follows:

Executive	Target Equity Value as a Percentage of Base Salary
Frederick J. Lynch	200%
Mark J. Erceg	100%
Lawrence P. Repar	90%
Glenwood E. Coulter, Jr.	90%
Robert E. Lewis	75%

On February 25, 2013, the Human Resources and Compensation Committee granted to each of our NEOs an award consisting of the following number of restricted stock units: Mr. Lynch: 72,095; Mr. Erceg: 19,084, Mr. Repar: 24,046, Mr. Coulter: 15,267 and Mr. Lewis: 11,927. For Messrs. Erceg, Repar, Coulter and Lewis 50%, and for Mr. Lynch 40%, of the restricted stock units granted pursuant to each award are subject to time vesting requirements, and for Messrs. Erceg, Repar, Coulter and Lewis the remaining 50%, and for Mr. Lynch the remaining 60%, of the restricted stock units granted pursuant to each award are subject to performance vesting criteria.
Performance-Vesting Restricted Stock Units
One-half of the performance-vesting restricted stock units vest on the third anniversary of the date of grant subject to the level at which the 2015 Adjusted EBITDA Margin performance goal is achieved, with 100% of the units vesting upon achievement at the target level, 50% of the units vesting for performance at the threshold level, and 200% of the units vesting for performance at the maximum level. The remaining one half of the performance-vesting restricted stock units vest on the third anniversary of the date of grant subject to the level at which the Return on Assets performance goal is achieved, with 100% of the units vesting upon achievement at the target level, 50% of the units vesting for performance at the threshold level, and 200% of the units vesting for performance at the maximum level. In each case, straight-line interpolation will be used to determine the number of units that will vest if the level of achievement is between threshold and target or between target and maximum and any outstanding units that do not vest once the applicable level of performance has been determined will be automatically forfeited. The performance-vesting restricted stock units are subject to accelerated vesting under certain circumstances as described in the "Potential Payments on Termination or Change in Control" section below. For purposes of this grant, "Adjusted EBITDA Margin" means 2015 Adjusted EBITDA (as defined under the AIP except that acquisitions and divestitures are counted in the year of completion) divided by 2015 Net Revenue (as defined under the AIP except that acquisitions and divestitures are counted in the year of completion), and "Return on Assets" means 2015 Adjusted EBITDA divided by total assets (as determined in accordance with generally accepted accounting principles). We believe that these performance targets will be challenging to achieve and will require substantial efforts from management in order to achieve them. Since only the target number of performance-vesting restricted stock units have been granted, additional shares will be issued upon vesting to the extent the level of performance achieved exceeds the target level.

Time-Vesting Restricted Stock Units
We grant a portion of the annual long-term incentive grant in the form of time-vesting restricted stock units to help build ownership as a newly public company and to aid in our ability to retain our management team over a longer time horizon. The time-vesting restricted stock units vest over 3 years, with 50% vesting on the first anniversary of the date of grant, 30% on the second anniversary and 20% on the third anniversary, subject to accelerated vesting under certain circumstances as described in the "Potential Payments on Termination or Change in Control" section below.
August 2013 Retention Long-Term Incentive Grant (Stock Appreciation Rights)
On August 6, 2013 our Human Resources and Compensation Committee approved the grant of stock appreciation rights to certain employees of the Company, including the NEOs, in order to further align their interests with those of our Shareholders as our share price increases and to encourage retention. The Human Resources and Compensation Committee believes that grants of stock appreciation rights help to align the interests of our NEOs with those of our shareholders because these awards only provide value to our NEOs if our share price increases. After considering the factors described in the "Compensation Mix and Benchmarking - 2013 Benchmarking Study" above, the Human Resources and Compensation Committee increased the target percentage of base salary for purposes of determining the target equity value for annual long-term incentive awards for each of our NEOs as indicated below. This increased percentage was then used as a factor in determining the size of August 2013 grant of stock appreciation rights after taking into account the February 2013 annual long-term incentive grant.

Executive	Target Equity Value as a Percentage of Base Salary
Frederick J. Lynch	300%
Mark J. Erceg	150%
Lawrence P. Repar	100%
Glenwood E. Coulter, Jr.	100%
Robert E. Lewis	100%

The stock appreciation rights will cliff vest three years after the date of grant, subject to accelerated vesting under certain circumstances as described in the applicable stock appreciation rights agreement, and will be settled in Common Shares. The stock appreciation rights have an exercise price of $32.68, which was the fair market value of the Company’s Common Shares on the date of grant. A total of 217,050 stock appreciation rights were granted, with Mr. Lynch receiving 72,000 stock appreciation rights, Mr. Erceg receiving 15,500 stock appreciation rights, Mr. Repar receiving 15,500 stock appreciation rights, Mr. Coulter receiving 10,700 stock appreciation rights, and Mr. Lewis receiving 8,700 stock appreciation rights.
Executive Stock Ownership Guidelines
Effective as of July 1, 2012, we implemented stock ownership guidelines that require each of our NEOs and all of our other executive officers to own meaningful equity stakes in Masonite to further align their economic interests with those of our shareholders. Our stock ownership guidelines require that (1) our Chief Executive Officer owns Common Shares in an amount not less than five times his base salary and (2) all other executive officers (including our NEOs) own Common Shares in an amount not less than three times their respective base salaries. Compliance with these guidelines will be measured once per fiscal year on the last day of the first fiscal quarter. Vested stock appreciation rights and restricted stock units count as shares for purposes of the guidelines, but unvested stock appreciation rights do not count. To the extent performance-vesting restricted stock units are granted, such restricted stock units will only count towards the guideline when and if earned. There is no particular date by which the requisite share ownership level must be achieved. However, until the required level of ownership is achieved, each executive must retain at least fifty percent of the number of shares acquired upon the exercise of stock appreciation rights or the settlement of any restricted stock units (net of shares forfeited to pay any applicable exercise price and to satisfy any applicable tax withholding).
Severance and Change in Control Benefits
Each NEO is entitled to receive severance benefits under the terms of his employment agreement upon either termination by us without cause or a resignation by the NEO for good reason. We provide these severance benefits in order to provide an overall compensation package that is competitive with that offered by the companies with whom we compete for executive talent. Additionally, severance benefits allow our executives to focus on our objectives without concern for their employment security in the event of a termination.
The severance benefits provided upon a qualifying termination of an NEO’s employment in connection with a change in control are higher than severance benefits provided under other qualifying termination events, which is consistent with market practice. The Human Resources and Compensation Committee approved these enhanced change in control severance benefits because it considers maintaining a stable and effective management team to be important to protecting and enhancing the best interests of us and our shareholders. To that end, the Human Resources and Compensation Committee recognizes that the possibility of a change in control may exist from time to time, and that this possibility, and the uncertainty and questions it may raise among management may result in the departure or distraction of management to the detriment of us and our shareholders. Accordingly, the enhanced severance benefits have been put in place to encourage the attention, dedication and continuity of members of our management team to their assigned duties without the distraction that may arise from the possibility or occurrence of a change in control.
Other Compensation
We provide the following benefits to our NEOs on the same basis provided to all of our U.S. based employees:

•	medical, dental and vision insurance;

•	401(k) plan;

•	short- and long-term disability, life insurance, accidental death and dismemberment insurance; and

•	health and dependent care flexible spending accounts.

In addition, upon the hiring of a new executive, we typically provide such executive with certain relocation benefits and each of our NEOs is eligible to participate in a non-qualified deferred compensation plan which permits him to defer base salary, bonuses and/or restricted stock units.
We believe these benefits are consistent with those offered by companies with which we compete for employees.

Clawback Policies
Annual Incentive Plan
We have implemented a clawback policy under the AIP to provide that if an employee knowingly engages in misbehavior or gross negligence ("Misconduct") when preparing our financial or operating results or governmental disclosures he or she will forfeit their right to any incentive payments. In addition, if an employee knowingly engages in such behavior and our financial results need to be restated or adjusted within two years after the period presented, such employee will be required to return to us the amount of any short-term or long-term incentive compensation, including equity grants, which were paid as a result of the Misconduct. The Human Resources and Compensation Committee is responsible for making the determination of Misconduct based on relevant facts and circumstances. The compensation recovery will be in addition to any other remedies available to the Company for any such Misconduct.
Equity Incentive Plans
The award agreements under the 2009 Plan and the 2012 Plan provide that if we determine that a participant has materially violated any of his or her covenants regarding confidentiality, non-disclosure of confidential information and, during the applicable period of time following such participant’s termination of employment as specified in such award agreement, non-competition and non-solicitation of employees, then the following will result:

•	any outstanding awards, whether vested or unvested, will immediately be terminated and forfeited for no consideration;

•
if shares of stock have already been distributed to the participant but the participant no longer holds some or all of such shares, the participant must repay us, in cash, an amount equal to the sum of (i) the total amount of any cash previously paid to the participant in respect of the award and (ii) the total amount of any value received by the participant upon any sale of the shares; and

•
if shares of stock have been distributed to the participant and the participant continues to hold some or all of the shares, the participant will transfer such shares to the company for no consideration.

Accounting and Tax Implications
As a general matter, the Human Resources and Compensation Committee takes into account the various tax and accounting implications of the compensation vehicles employed by the Company.
We account for stock-based compensation in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718 Compensation - Stock Compensation, which requires us to recognize compensation expense for share-based payments. The Human Resources and Compensation Committee takes into account FASB ASC Topic 718 in determining the amounts of long-term incentive grants to executives and employees, awarding both stock appreciation rights and restricted stock units.
Internal Revenue Code Section 162(m) (as interpreted by IRS Notice 2007-49) denies a federal income tax deduction for certain compensation in excess of $1 million per year paid to the chief executive officer and the three other most highly-paid executive officers (other than the company’s chief executive officer and chief financial officer) of a publicly-traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the deduction limit. In addition, "grandfather" provisions may apply to certain compensation arrangements that were entered into by a corporation before it was publicly held. The Human Resources and Compensation Committee’s policy is to qualify compensation paid to our executive officers for deductibility for federal income tax purposes to the extent feasible. However, to retain highly skilled executives and remain competitive with other employers, the Human Resources and Compensation Committee will have the right to authorize compensation that would not otherwise be deductible under Section 162(m) or otherwise and to pay bonuses in any amount, including discretionary bonuses or bonuses with performance goals that are different from those under the AIP.
AIP Definitions and Reconciliation
The definitions for each of the financial performance goals for purposes of the 2013 AIP are as follows:
"Adjusted EBITDA" is defined as net income (loss) attributable to Masonite adjusted to exclude depreciation; amortization of intangible assets; share based compensation expense; loss (gain) on disposal of property, plant and equipment; impairment of property, plant and equipment; registration and listing fees; restructuring costs; interest expense (income), net; other expense (income), net; income tax expense (benefit); loss (income) from discontinued operations, net of tax; and net income (loss) attributable to non-controlling interest. A reconciliation of Adjusted EBITDA to net income (loss) attributable to Masonite is included on page 108 of our Annual Report on form 10-K for the year ended December 29. 2013.
"AIP Net Revenue" is defined as net sales (as determined in accordance with generally accepted accounting principles), less net sales from any acquisitions or divestitures in the current year, plus or minus any changes to generally accepted accounting principles and other adjustments for unusual and nonrecurring events approved by the Human Resources and Compensation Committee or our Board of Directors, and plus or minus the impact of foreign exchange rate fluctuations versus prior year.
"AIP Adjusted EBITDA" is defined as Adjusted EBITDA, less Adjusted EBITDA from any acquisitions or divestitures in the current year, plus transaction costs (including fees and expenses) incurred related to acquisitions or divestitures, plus transaction costs (including fees and expenses) associated with debt or equity offerings, plus costs, expenses or other adjustments related to non-budgeted Board initiatives undertaken in the current year, plus conversion costs for new retail business wins, plus or minus any changes to generally accepted accounting principles and other adjustments for unusual and nonrecurring events approved by the Human Resources and Compensation Committee or our Board of Directors, and plus or minus the impact of foreign exchange rate fluctuations versus prior year.
"Cash Conversion Cycle" is defined as year-ending Days on Hand (defined as ending inventory divided by trailing 12 months cost of goods sold times 365) plus year-ending Days Sales Outstanding (defined as ending accounts receivable divided by trailing 12 months net sales times 365), less year-ending Days Payable Outstanding (defined as accounts payable plus accrued expenses, divided by trailing 12 months cost of goods sold, times 365). Ending inventory, accounts receivable, accounts payable, net sales and cost of goods sold are determined in accordance with generally accepted accounting principles and adjusted for acquisitions or divestitures in the current year, plus or minus the impact of foreign exchange rate fluctuations, and plus or minus any changes to generally accepted accounting principles and other adjustments for unusual and nonrecurring events approved by the Human Resources and Compensation Committee or our Board of Directors. For purposes of the AIP, the performance goals for Cash Conversion Cycle are established as the number of days improvement from the prior year to the current year.

Summary Compensation Table
The following table summarizes the total compensation paid to or earned by each of our named executive officers for services provided to us during the fiscal years ended December 29, 2013 and December 30, 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Frederick J. Lynch	2013	850,000	—	1,700,000	606,163	878,050	13,856	4,048,069
President and Chief Executive Officer	2012	850,000	—	2,234,624	—	850,000	12,026	3,946,650

Mark J. Erceg	2013	450,000	—	450,001	130,493	278,910	13,668	1,323,072
Executive Vice President and Chief Financial Officer	2012	450,000	50,000	467,377	—	315,090	13,000	1,295,467

Lawrence P. Repar	2013	630,000	—	567,005	130,493	390,474	13,720	1,731,693
Executive Vice President, Global Sales and Marketing and Chief Operating Officer	2012	625,000	75,000	597,248	—	437,625	32,322	1,767,195

Glenwood E. Coulter, Jr.	2013	400,000	—	359,996	90,083	206,600	15,069	1,071,747
Executive Vice President, Global Operations and Europe	2012	400,000	50,000	377,366	—	233,400	15,447	1,076,213

Robert E. Lewis(5)
Senior Vice President, General Counsel and Corporate Secretary	2013	375,000	—	281,239	73,245	193,688	14,166	937,337

(1)
Amounts in this column reflect the aggregate grant date fair value of restricted stock units granted during the applicable fiscal year in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation of restricted stock units granted in 2013, please see note 8 "Share Based Compensation" in the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2013.

The amounts shown include the grant date fair value of performance-vesting restricted stock units granted in February 2013, based on the probable outcome of the related performance conditions at target levels, calculated in accordance with FASB ASC Topic 718. These restricted stock units are subject to achievement of the performance conditions as described in the heading above entitled "Compensation Discussion and Analysis-Elements of Our Executive Compensation Program-Long-Term Equity Incentive Awards-February 2013 Annual Long-Term Incentive Grant-Performance-Vesting Restricted Stock Units." The grant date fair value of the performance-vesting restricted stock units based on the maximum level of performance is as follows: Mr. Lynch, $2,040,000; Mr. Erceg, $450,001; Mr. Repar, $567,005; Mr. Coulter, $360,019; and Mr. Lewis, $281,262.

(2)
Amounts shown in this column represent the aggregate grant date fair value of stock appreciation rights granted in August 2013 in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation of stock appreciation rights granted in 2013, please see note 8 "Share Based Compensation" in the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2013.

(3)
Amounts shown in this column represent performance-based cash incentive awards that were earned during the specified year and paid in the following year. See "Compensation Discussion and Analysis-Elements of Our Executive Compensation Program-Annual Cash Incentive Bonus" for a description of the awards for fiscal year 2013.

(4)
Amounts shown in this column for 2013 include company contributions to our 401(k) plan of $12,596 for Mr. Lynch, $12,918 for Mr. Erceg, $11,788 for Mr. Repar, $12,231 for Mr. Coulter and $12,750 for Mr. Lewis; and taxable fringe benefits paid by us for group term life insurance of $1,260 for Mr. Lynch, $750 for Mr. Erceg, $1,932 for Mr. Repar, $2,838 for Mr. Coulter and $1,416 for Mr. Lewis.

(5)	Mr. Lewis was not a named executive officer prior to 2013.

Employment Agreements
Frederick J. Lynch
We entered into an "at will" employment agreement with Mr. Lynch, effective as of December 31, 2012 with a three-year term, pursuant to which he continues to serve as our President and Chief Executive Officer. Mr. Lynch’s base salary is $850,000 and he is eligible to earn an annual bonus targeted at 100% of his base salary, subject to the achievement of applicable performance goals.
Mark J. Erceg
We entered into an "at will" employment agreement with Mr. Erceg, effective as of December 31, 2012 with a three-year term, pursuant to which he continues to serve as our Executive Vice President and Chief Financial Officer. Mr. Erceg’s base salary is $450,000 and he is eligible to earn an annual bonus targeted at 60% of his base salary, subject to the achievement of applicable performance goals.
Lawrence P. Repar
We entered into an "at will" employment agreement with Mr. Repar, effective as of November 1, 2012 with a three-year term, pursuant to which he continues to serve as our Executive Vice President, Global Sales and Marketing, and Chief Operating Officer. Mr. Repar’s base salary is $630,000 and he is eligible to earn an annual bonus targeted at 60% of his base salary, subject to the achievement of applicable performance goals.
Glenwood E. Coulter, Jr.
We entered into an "at will" employment agreement with Mr. Coulter, effective as of November 1, 2012 with a three-year term, pursuant to which he continues to serve as our Executive Vice President, Global Operations and Europe. Mr. Coulter’s base salary is $400,000 and he is eligible to earn an annual bonus targeted at 50% of his base salary, subject to the achievement of applicable performance goals.
Robert E. Lewis
We entered into an "at will" employment agreement with Mr. Lewis, effective as of November 1, 2012 with a three-year term, pursuant to which he continues to serve as our Senior Vice President, General Counsel and Corporate Secretary. Mr. Lewis’ base salary is $375,000 and he is eligible to earn an annual bonus targeted at 50% of his base salary, subject to the achievement of applicable performance goals.
All of our NEOs are eligible to participate in our Deferred Compensation Plan (as discussed in greater detail below) and all of our employee benefit plans, including the 401(k) plan. Messrs. Lynch, Erceg, Coulter and Lewis are entitled to four weeks of vacation per year and Mr. Repar is entitled to five weeks of vacation. In addition, all of our NEOs are subject to covenants, during the term of their employment and for a period of 24 months thereafter, not to (i) engage in any business that competes with us, (ii) solicit customers, or (iii) solicit or hire our employees.
2013 Amendment to Employment Agreements
On October 28, 2013, we entered into an amendment to the employment agreements with each of our NEOs which eliminated certain excise tax gross-up provisions thereunder in connection with a change in control as a result of certain excess parachute payments under Internal Revenue Code Sections 280G and 4999, and in lieu thereof, provided for a best pay cap reduction for any excess parachute payments unless the executive would receive a greater after-tax benefit without the reduction and after paying the related excise tax, as further discussed below. In addition, the amendment removed a previously existing contingency that we complete an initial public offering in order for the tax gross-up provision to be eliminated.

Grants of Plan Based Awards for 2013

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARD(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARD(2)
NAMED EXECUTIVE OFFICER	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Frederick J. Lynch
Annual Cash Bonus	—	374,000	850,000	1,360,000	—	—	—
Performance-Vesting Restricted Stock Units	02/25/13	—	—	—	21,629	43,257	86,514
Time-Vesting Restricted Stock Units	02/25/13	—	—	—	—	—	—
Stock Appreciation Rights	08/06/13	—	—	—	—	—	—
Mark J. Erceg
Annual Cash Bonus	—	118,800	270,000	432,000	—	—	—
Performance-Vesting Restricted Stock Units	02/25/13	—	—	—	4,771	9,542	19,084
Time-Vesting Restricted Stock Units	02/25/13	—	—	—	—	—	—
Stock Appreciation Rights	08/06/13	—	—	—	—	—	—
Lawrence P. Repar
Annual Cash Bonus	—	166,320	378,000	604,800	—	—	—
Performance-Vesting Restricted Stock Units	02/25/13	—	—	—	6,012	12,023	24,046
Time-Vesting Restricted Stock Units	02/25/13	—	—	—	—	—	—
Stock Appreciation Rights	08/06/13	—	—	—	—	—	—
Glenwood E. Coulter, Jr.
Annual Cash Bonus	—	88,000	200,000	320,000	—	—	—
Performance-Vesting Restricted Stock Units	02/25/13	—	—	—	3,817	7,634	15,268
Time-Vesting Restricted Stock Units	02/25/13	—	—	—	—	—	—
Stock Appreciation Rights	08/06/13	—	—	—	—	—	—
Robert E. Lewis
Annual Cash Bonus	—	82,500	187,500	300,000	—	—	—
Performance-Vesting Restricted Stock Units	02/25/13	—	—	—	2,982	5,964	11,928
Time-Vesting Restricted Stock Units	02/25/13	—	—	—	—	—	—
Stock Appreciation Rights	08/06/13	—	—	—	—	—	—

Grants of Plan Based Awards for 2013 (continued)

	ALL OTHER AWARDS NUMBER OF SHARES OR UNITS (#) (3)	ALL OTHER OPTION AWARDS NUMBER OF SECURITIES UNDERLYING OPTIONS (#)(4)	EXERCISE PRICE OF OPTION AWARDS($/Sh)	GRANT DATE FAIR VALUE OF OPTION AWARDS ($)(5)
NAMED EXECUTIVE OFFICER
Frederick J. Lynch
Annual Cash Bonus	—	—	—	—
Performance-Vesting Restricted Stock Units	—	—	—	—
Time-Vesting Restricted Stock Units	28,838	—	—	680,000
Stock Appreciation Rights	—	72,000	32.68	606,163
Mark J. Erceg
Annual Cash Bonus	—	—	—	—
Performance-Vesting Restricted Stock Units	—	—	—	—
Time-Vesting Restricted Stock Units	9,542	—	—	225,000
Stock Appreciation Rights	—	15,500	32.68	130,493
Lawrence P. Repar
Annual Cash Bonus	—	—	—	—
Performance-Vesting Restricted Stock Units	—	—	—	—
Time-Vesting Restricted Stock Units	12,023	—	—	283,502
Stock Appreciation Rights	—	15,500	32.68	130,493
Glenwood E. Coulter, Jr.
Annual Cash Bonus	—	—	—	—
Performance-Vesting Restricted Stock Units	—	—	—	—
Time-Vesting Restricted Stock Units	7,633	—	—	179,986
Stock Appreciation Rights	—	10,700	32.68	90,083
Robert E. Lewis
Annual Cash Bonus	—	—	—	—
Performance-Vesting Restricted Stock Units	—	—	—	—
Time-Vesting Restricted Stock Units	5,963	—	—	140,608
Stock Appreciation Rights	—	8,700	32.68	73,245

(1)
The amounts set forth in the "Threshold," "Target" and "Maximum" columns above indicate the threshold, target and maximum amounts for each of the NEOs under our 2013 AIP. The actual payouts were approved by the Human Resources and Compensation Committee on February 24, 2014 and are included in the "Non- Equity Incentive Plan Compensation column" on the Summary Compensation Table. Amount in these columns reflects a bonus target of 100% of base salary for Mr. Lynch, 60% of base salary for Messrs. Erceg and Repar and 50% of base salary for Mr. Coulter and Mr. Lewis.

(2)
The amounts set forth in the "Threshold," "Target" and "Maximum" columns above correspond to the number of shares that would be earned by each of the NEOs upon achievement of the applicable 2015 Adjusted EBITDA Margin and Return on Assets performance measures at the specified threshold, target and maximum levels, respectively. Subject to achievement of the applicable performance measure, the performance-vesting restricted stock units are scheduled to vest on the third anniversary of the date of grant. See "Compensation Discussion and Analysis-Elements of Our Executive Compensation Program-Long-Term Equity Incentive Awards-February 2013 Annual Long-Term Incentive Grant-Performance-Vesting Restricted Stock Units" for a description of the performance-vesting restricted stock units and the applicable performance measures.

(3)
The time-vesting restricted stock units are scheduled to vest over 3 years, with 50% vesting on the first anniversary of the date of grant, 30% on the second anniversary and 20% on the third anniversary.

(4)	The stock appreciation rights are scheduled to cliff vest 3 years after the date of grant.

(5)
Amounts in this column reflect the grant date fair value of performance-vesting and time-vesting restricted stock units granted in February 2013 and stock appreciation rights granted in August 2013 in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in the valuation of such awards, please see note 8 "Share Based Compensation" in the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2013.

The amounts shown include the grant date fair value of performance-vesting restricted stock units granted in February 2013, based on the probable outcome of the related performance conditions at target levels, calculated in accordance with FASB ASC Topic 718. These restricted stock units are subject to achievement of the performance conditions as described in the heading above entitled "Compensation Discussion and Analysis-Elements of Our Executive Compensation Program-Long-Term Equity Incentive Awards-February 2013 Annual Long-Term Incentive Grant-Performance-Vesting Restricted Stock Units." The grant date fair value of the performance-vesting restricted stock units based on the maximum level of performance is as follows: Mr. Lynch, $2,040,000; Mr. Erceg, $450,001; Mr. Repar, $567,005; Mr. Coulter, $360,019; and Mr. Lewis, $281,262.

Outstanding Equity Awards at 2013 Fiscal Year-End

	Options/SARs
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Frederick J. Lynch	247,785	—		—	13.64	07/09/19
	66,426	—		—	19.06	12/12/19
	65,781	21,927	(1)	—	20.19	07/05/21
	—	72,000	(2)	—	32.68	08/06/23

Mark J. Erceg	8,849	8,849	(1)	—	20.19	07/05/21
	—	15,500	(2)	—	32.68	08/06/23

Lawrence P. Repar	204,727	—		—	13.64	07/09/19
	28,423	—		—	19.06	12/12/19
	21,766	7,255	(1)	—	20.19	07/05/21
	—	15,500	(2)	—	32.68	08/06/23

Glenwood E. Coulter, Jr.	15,159	—		—	19.06	12/12/19
	13,931	4,643	(1)	—	20.19	07/05/21
	—	10,700	(2)	—	32.68	08/06/23

Robert E. Lewis	6,250	18,750	(1)	—	17.37	04/15/22
	—	8,700	(2)	—	32.68	08/06/23

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Shares or Units of Stock That Have Not Vested ($)
Frederick J. Lynch	100,316	(3)	5,943,723	43,257	(4)	2,562,977
Mark J. Erceg	36,987	(5)	2,191,480	9,542	(4)	565,364
Lawrence P. Repar	43,064	(6)	2,551,542	12,023	(4)	712,363
Glenwood E. Coulter, Jr.	25,561	(7)	1,514,489	7,634	(4)	452,315
Robert E. Lewis	10,838	(8)	642,152	5,964	(4)	353,367

(1)
Represents the unvested portion of stock appreciation rights granted on July 5, 2011, which vest as follows: fifty percent (50%) on December 31, 2012; twenty-five percent (25%) on December 31, 2013; and twenty-five percent (25%) on December 31, 2014.

(2)	Stock appreciation rights granted on August 6, 2013 are scheduled to cliff vest on August 6, 2016.

(3)
Represents the unvested portion in the aggregate of: (i) 32,277 restricted stock units granted to Mr. Lynch on July 5, 2011, which vest as to fifty percent (50%) on November 1, 2012, twenty-five percent (25%) on November 1, 2013, and twenty-five percent (25%) on November 1, 2014; (ii) 3,000 restricted stock units granted to Mr. Lynch on March 15, 2012, which vest as to fifty percent (50%) on July 1, 2013, twenty-five percent (25%) on July 1, 2014, and twenty-five percent (25%) on July 1, 2015; (iii) 20,000 restricted stock units granted to Mr. Lynch on May 30, 2012, which vest as to fifty percent (50%) on July 1, 2013, twenty-five percent (25%) on July 1, 2014, and twenty-five percent (25%) on July 1, 2015; (iv) 77,825 restricted stock units granted to Mr. Lynch on December 5, 2012, which vest as to thirty-three percent (33%) on December 5, 2013, thirty-three percent (33%) on December 5, 2014, and thirty-three percent (33%) on December 5, 2015; and (v) 28,838 restricted stock units granted to Mr. Lynch on February 25, 2013, which vest as to fifty percent (50%) on May 1, 2014, thirty percent (30%) on May 1, 2015, and twenty percent (20%) on May 1, 2016.

(4)
The performance-vesting restricted stock units granted on February 25, 2013 are scheduled to vest on February 25, 2016, subject to achievement of the applicable Adjusted EBITDA Margin and Return on Assets at the end of the 2015 fiscal year. Amounts shown in this column represent the number of shares that would be earned by each of the NEOs upon achievement of the applicable 2015 Adjusted EBITDA Margin and Return on Assets performance measures at the target levels, respectively. The maximum number of shares that may be earned by each NEO are as follows: Mr. Lynch, 86,514; Mr. Erceg, 19,084; Mr. Repar, 24,046; Mr. Coulter, 15,268; and Mr. Lewis, 11,928. See "Compensation Discussion and Analysis-Elements of Our Executive Compensation Program-Long-Term Equity Incentive Awards-February 2013 Annual Long-Term Incentive Grant-Performance-Vesting Restricted Stock Units" for a description of the performance-vesting restricted stock units and the applicable performance measures.

(5)
Represents the unvested portion in the aggregate of: (i) 24,190 restricted stock units granted to Mr. Erceg on July 5, 2011, which vest as to fifty percent (50%) on November 1, 2012, twenty-five percent (25%) on November 1, 2013, and twenty-five percent (25%) on November 1, 2014; (ii) 1,000 restricted stock units granted to Mr. Erceg on March 15, 2012, which vest as to fifty percent (50%) on July 1, 2013, twenty-five percent (25%) on July 1, 2014, and twenty-five percent (25%) on July 1, 2015; (iii) 10,000 restricted stock units granted to Mr. Erceg on May 30, 2012, which vest as to fifty percent (50%) on July 1, 2013, twenty-five percent (25%) on July 1, 2014, and twenty-five percent (25%) on July 1, 2015; (iv) 15,898 restricted stock units granted to Mr. Erceg on November 1, 2012, which vest as to fifty percent (50%) on November 1, 2014, and fifty percent (50%) on November 1, 2015; and (v) 9,542 restricted stock units granted to Mr. Erceg on February 25, 2013, which vest as to fifty percent (50%) on May 1, 2014, thirty percent (30%) on May 1, 2015, and twenty percent (20%) on May 1, 2016.

(6)
Represents the unvested portion in the aggregate of: (i) 10,680 restricted stock units granted to Mr. Repar on July 5, 2011, which vest as to fifty percent (50%) on November 1, 2012, twenty-five percent (25%) on November 1, 2013, and twenty-five percent (25%) on November 1, 2014; (ii) 2,000 restricted stock units granted to Mr. Repar on March 15, 2012, which vest as to fifty percent (50%) on July 1, 2013, twenty-five percent (25%) on July 1, 2014, and twenty-five percent (25%) on July 1, 2015; (iii) 10,000 restricted stock units granted to Mr. Repar on May 30, 2012, which vest as to fifty percent (50%) on July 1, 2013, twenty-five percent (25%) on July 1, 2014, and twenty-five percent (25%) on July 1, 2015; and (iv) 22,371 restricted stock units granted to Mr. Repar on November 1, 2012, which vest as to fifty percent (50%) on November 1, 2014, and fifty percent (50%) on November 1, 2015; and (v) 12,023 restricted stock units granted to Mr. Repar on February 25, 2013, which vest as to fifty percent (50%) on May 1, 2014, thirty percent (30%) on May 1, 2015, and twenty percent (20%) on May 1, 2016.

(7)
Represents the unvested portion in the aggregate of (i) 6,836 restricted stock units granted to Mr. Coulter on July 5, 2011, which vest as to fifty percent (50%) on November 1, 2012, twenty-five percent (25%) on November 1, 2013, and twenty-five percent (25%) on November 1, 2014; (ii) 1,000 restricted stock units granted to Mr. Coulter on March 15, 2012, which vest as to fifty percent (50%) on July 1, 2013, twenty-five percent (25%) on July 1, 2014, and twenty-five percent (25%) on July 1, 2015; (iii) 10,000 restricted stock units granted to Mr. Coulter on May 30, 2012 which vest as to fifty percent (50%) on July 1, 2013, twenty-five percent (25%) on July 1, 2014, and twenty-five percent (25%) on July 1, 2015; (iv) 10,719 restricted stock units granted to Mr. Coulter on November 1, 2012, which vest as to fifty percent (50%) on November 1, 2014, and fifty percent (50%) on November 1, 2015; and (v) 7,633 restricted stock units granted to Mr. Coulter on February 25, 2013, which vest as to fifty percent (50%) on May 1, 2014, thirty percent (30%) on May 1, 2015, and twenty percent (20%) on May 1, 2016.

(8)
Represents the unvested portion in the aggregate of (i) 6,500 restricted stock units granted to Mr. Lewis on March 15, 2012, which vest as to twenty-five percent (25%) on July 1, 2013, twenty-five percent (25%) on July 1, 2014, and fifty (50%) on July 1, 2015; and (ii) 5,963 restricted stock units granted to Mr. Lewis on February 25, 2013, which vest as to fifty percent (50%) on May 1, 2014, thirty percent (30%) on May 1, 2015, and twenty percent (20%) on May 1, 2016.

Option Exercises and Stock Vested for 2013
The following table provides information regarding the amounts received by our named executive officers upon the vesting of restricted stock units and the exercise of stock appreciation rights during the year ended December 29, 2013.

	OPTION AWARDS		STOCK AWARDS
NAMED EXECUTIVE OFFICER	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Frederick J. Lynch	50,000	1,903,000	111,910	4,909,787
Mark J. Erceg	157,698	3,580,322	27,967	1,062,907
Lawrence P. Repar	—	—	39,371	1,570,060
Glenwood E. Coulter, Jr.	130,281	4,673,179	23,985	955,744
Robert E. Lewis	—	—	1,625	53,105

(1)
Value realized on exercise of stock appreciation rights is calculated based on the difference between the per share price of our stock at the time of exercise and the exercise price of such stock appreciation rights.

(2)	Value realized on vesting of restricted stock units is calculated by multiplying the number of restricted stock units that vested by the per share price of our stock on the applicable vesting date.
Nonqualified Deferred Compensation for 2013
The following table provides information regarding contributions, earnings and balances for our named executive officers under our nonqualified deferred compensation plan.

NAMED EXECUTIVE OFFICER	EXECUTIVE CONTRIBUTIONS IN 2013 ($)	AGGREGATE EARNINGS IN 2013 ($)	WITHDRAWALS/DISTRIBUTIONS IN 2013 ($)	AGGREGATE BALANCE AT DECEMBER 31, 2013 ($)
Frederick J. Lynch	—	79,186	—	504,186
Mark J. Erceg	123,727(1)	22,191	—	243,915
Lawrence P. Repar	—	—	—	—
Glenwood E. Coulter, Jr.	—	—	—	—
Robert E. Lewis	—	—	—	—

(1)	Mr. Erceg deferred $54,000 of his 2012 base salary and $70,200 of his 2013 AIP Bonus.
Deferred Compensation Plan
The Masonite International Corporation Deferred Compensation Plan (Deferred Compensation Plan) is an unfunded non-qualified deferred compensation plan that permits certain key employees to defer a portion of their compensation to a future time. Eligible employees may elect to defer a portion of their base salary, bonus and/or restricted stock units and eligible directors may defer a portion of their director fees or restricted stock units under the Deferred Compensation Plan. All contributions to the plan on behalf of the participant are fully vested (other than restricted stock unit deferrals which remain subject to the vesting terms of the applicable equity incentive plan) and are placed into a grantor trust, commonly referred to as a "rabbi trust." Although we are permitted to make matching contributions under the terms of the Deferred Compensation Plan, we have not elected to do so. The Deferred Compensation Plan invests the contributions in diversified securities from a selection of investments chosen by the participants who may periodically reallocate the assets in their respective accounts. Participants are entitled to receive the benefits in their accounts upon separation of service or upon a specified date, with benefits payable as a single lump sum or in annual installments. In the event of a change in control, each participant’s account will be distributed in the form of a single lump-sum payment on the second anniversary of the change in control, unless such participant elects, during the 12 month period beginning on the change in control, to receive a single lump-sum payment or installments commencing on either (i) any specified date that is at least 5 years after the second anniversary of the change in control or (ii) the seventh anniversary of the change in control.

Potential Payments on Termination or Change in Control
NEO Employment Agreements
The employment agreements entered into with each of our NEOs entitle them to receive the payments and benefits described below upon each termination and change in control event described below.
Frederick J. Lynch
Termination without cause or with good reason, other than in connection with a change in control
If Mr. Lynch’s employment is terminated by us other than for cause (as defined below) or disability (as defined below), or if he resigns for good reason (as defined below), and such termination is not in connection with a change in control, he will be entitled to receive:

•	a lump sum payment of an amount equal to a pro-rata portion of the annual bonus, based on actual performance, that he would have been paid if he had remained employed by us; and

•	continued payment of his base salary for 24 months; and

•
continued participation in our medical, dental and hospitalization coverage for 12 months on the same terms and conditions as immediately prior to his date of termination (i.e., at active employee rates).

Termination without cause or for good reason in connection with a change in control
In the event Mr. Lynch’s employment is terminated by us other than for cause or disability, or by Mr. Lynch for good reason, either during the two-year period following a change in control or if his employment is terminated at the request of a third party or otherwise arises in anticipation of a change in control, he will be entitled to receive:

•	a lump sum payment of an amount equal to a pro-rata portion of the annual bonus, based on actual performance, that he would have been paid if he had remained employed by us; and

•	a lump sum payment equal to two times the sum of his base salary and the average amount of his annual bonuses earned during the two calendar years immediately preceding the date of termination; and

•
continued participation in our medical, dental and hospitalization coverage for 24 months on the same terms and conditions as immediately prior to his date of termination (i.e., at active employee rates).

Pursuant to the amendment to Mr. Lynch’s employment agreement, dated October 28, 2013, if any payments or benefits provided to Mr. Lynch in connection with a change in control occurring after January 1, 2014 are subject to excise taxes as a result of the application of Sections 280G and 4999 of the Internal Revenue Code, such payments and benefits will be reduced so that no excise tax is payable, but only if this reduction results in a more favorable after-tax position for Mr. Lynch. Prior to the amendment, Mr. Lynch would have been entitled to a tax gross-up payment if any payments or benefits provided to Mr. Lynch in connection with a change in control exceeded 310% of the average of his taxable income over the five calendar years preceding the year in which the change in control occurred (the "Base Amount") and such change in control occurred prior to the later of January 1, 2014 or the completion of an initial public offering.

Termination upon expiration of the term
If Mr. Lynch’s employment terminates as a result of the expiration of the term, Mr. Lynch will be entitled to receive:

•	continued payment of his base salary for 24 months; and

•
continued participation in our medical, dental and hospitalization coverage for 12 months on the same terms and conditions as immediately prior to his date of termination (i.e., at active employee rates).

All Other NEOs
Termination without cause or with good reason, other than in connection with a change in control
If the employment of Messrs. Erceg, Repar, Coulter or Lewis is terminated by us other than for cause or disability (as defined below), or if any such NEO resigns for good reason (as defined below), and such termination is not in connection with a change in control, he will be entitled to receive:

•	a lump sum payment of an amount equal to a pro-rata portion of the annual bonus, based on actual performance, that he or she would have been paid if he or she had remained employed by us; and

•	continued payment of base salary for 24 months; and

•
continued participation in our medical, dental and hospitalization coverage for 12 months on the same terms and conditions as immediately prior to such NEO’s date of termination (i.e., at active employee rates).

Termination without cause or for good reason in connection with a change in control
In the event the employment of Messrs. Erceg, Repar, Coulter or Lewis is terminated by us other than for cause or disability, or by such NEO for good reason, either during the two year period following a change in control (as defined above) or if such NEO’s employment is terminated at the request of a third party or otherwise arises in anticipation of a change in control, he or she will be entitled to receive:

•	a lump sum payment of an amount equal to a pro-rata portion of the annual bonus, based on actual performance, that he or she would have been paid if he or she had remained employed by us; and

•	a lump sum payment equal to two times the sum of base salary and the average amount of such NEO’s annual bonuses earned during the two calendar years immediately preceding the date of termination; and

•
continued participation in our medical, dental and hospitalization coverage for 24 months on the same terms and conditions as immediately prior to such NEO’s date of termination (i.e., at active employee rates).

If any payments or benefits provided to Messrs. Erceg, Repar, Coulter or Lewis in connection with a change in control are subject to excise taxes as a result of the application of Sections 280G and 4999 of the Internal Revenue Code, such payments and benefits will be reduced so that no excise tax is payable, but only if this reduction results in a more favorable after-tax position for such executive.

Termination upon expiration of the term
If Messrs. Erceg, Repar, Coulter Lewis’s employment terminates as a result of the expiration of the term, each such NEO will be entitled to receive:

•	continued payment of base salary for 24 months; and

•
continued participation in our medical, dental and hospitalization coverage for 12 months on the same terms and conditions as immediately prior to his or her date of termination (i.e., at active employee rates).

Release
All severance payments to our NEOs are subject to the execution and non-revocation of an effective release in our favor.
Definitions
For purposes of all of the employment agreements:
"cause" is generally defined as:

•	conviction of, or plea of no contest to a felony (other than in connection with a traffic violation);

•	the NEO’s continued failure to substantially perform his or her material duties under the employment agreement;

•	an act of fraud or gross or willful material misconduct; or

•	a material breach by the NEO of the restrictive covenants of the employment agreement.

"change in control" means:

•	an acquisition of more than 50% of our voting securities (other than acquisitions from or by us);

•	an acquisition of more than 30% of our voting securities in one or a series of related transactions during any 12-month period (other than acquisition from or by us);

•	certain changes in a majority of the board of directors;

•
a merger or consolidation of the Company other than a merger or consolidation in which the Company is the surviving entity (other than a recapitalization in which no person or entity acquires more than 50% of our voting securities) ; or

•
a sale or disposition of at least 40% of the total gross fair market value of our assets, other than a sale or disposition of all or substantially all of our assets to a person or entity that owns more than 50% of our voting securities.

•
"disability" is generally defined as the NEO being unable to perform his material duties under the employment agreement due to illness, physical or mental disability or other similar incapacity that continues for 180 consecutive days or 240 days in any 24-month period.

"good reason" is generally defined as:

•	any material diminution or material adverse change to the applicable NEO’s title, duties or authorities;

•	a reduction in the NEO’s base salary or target bonus, except for a base salary reduction of up to 10% as part of across-the-board reductions in base salary for all senior executives;

•	a material adverse change in the applicable NEO’s reporting responsibilities or the assignment of duties substantially inconsistent with his or her position or status with the Company;

•	a relocation of the NEO’s primary place of employment to a location more than 25 miles further from his or her primary residence than the current location of the Company’s offices;

•	any material breach by the Company of the material provisions of the employment agreement or any other agreement with the Company or its affiliates;

•	the failure of any successor of the Company to assume in writing the obligations under the employment agreement; or

•
any material diminution in the aggregate value of employee benefits provided to the NEO on the effective date of the employment agreement; however, if such reduction occurs at any time other than within the 2 year period following a change in control, such NEO will not have good reason for across-the-board reductions in benefits applicable to all senior executives.

NEO Equity Award Agreements
The equity award agreements governing the outstanding restricted stock units and stock appreciation rights held by the NEOs provide for certain accelerated vesting of the underlying award, as summarized below:
Change in Control
For purposes of the 2009 Plan and the 2012 Plan and the applicable equity award agreements, a "change in control" generally has the same meaning as set forth in the employment agreements with the NEOs as described above.
Awards Granted Prior to July 2, 2013
All unvested restricted stock units and stock appreciation rights granted under the 2009 Plan and granted prior to July 2, 2013 under the 2012 Plan will become fully vested on the six month anniversary of a change in control if the participant is continuously employed by the Company through such date; provided, that if the participant’s employment is terminated without "cause" (as defined above for the NEOs) during such six-month period, any such unvested awards will become fully vested on the termination date. With respect to any performance-based restricted stock units, if such change in control occurs on or before the end of the applicable performance period, the number of units subject to such accelerated vesting will be counted at target, and if such change in control occurs after the end of the applicable performance period, the number of units subject to such accelerated vesting will be determined based on the Company’s actual performance against the applicable performance goal.

Awards Granted On or After July 2, 2013
With respect to all unvested restricted stock units and stock appreciation rights granted on or after July 2, 2013, if within 30 days prior or 24 months following the completion of a change in control or at any time prior to a change in control at the request of a prospective purchaser whose proposed purchase would constitute a change in control upon its completion, the participant’s employment is terminated either without "cause" or by the participant for "good reason" (each as defined above for the NEOs), any such awards will become fully vested on the date of such termination of employment.
Death or Disability
If a participant’s employment is terminated due to death or disability, all awards will become fully vested (except for certain stock appreciation rights granted on July 5, 2011 which are not subject to accelerated vesting upon death or disability). With respect to any performance-based restricted stock units, the number of units subject to such accelerated vesting will be counted at target.
For purposes of the 2009 Plan and the 2012 Plan and the applicable equity award agreements, a "disability" generally means the inability of a participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
The following table sets forth, for each of our NEOs the amount of the severance payments and benefits and the accelerated vesting of the restricted stock units and stock appreciation rights that the NEO would have been entitled to under the various termination and change in control events described above, assuming they had terminated employment on December 31, 2013.

Summary of Potential Payments upon Termination and/or Change of Control
The following sets forth, for each of our NEOs the amount of the severance payments and benefits and the accelerated vesting of the restricted stock units and stock appreciation rights that the NEO would have been entitled to under the various termination and change in control events described above, assuming they had terminated employment on December 29, 2013.

		Cash Severance		Pro-Rata Bonus(1)	Health and Welfare Benefits(2)	Accelerated Vesting of RSUs(3)	Accelerated Vesting of SARs(4)	Tax Gross-Up Payment(5)	Total
		($)		($)	($)	($)	($)	($)	($)
Frederick J. Lynch	Without Cause/For Good Reason Without a CIC	1,700,000	(6)	878,050	16,333	—	—	—	2,594,383
	Without Cause/For Good Reason in connection With a CIC	3,428,050	(7)	—	32,666	8,506,700	2,769,509	3,567,541	18,304,466
	Termination upon Expiration of the Employment Agreement	1,700,000	(6)	—	16,333	—	—	—	1,716,333
	Death or Disability	—		—	—	8,506,700	2,769,509	—	11,276,209

Mark J. Erceg	Without Cause/For Good Reason Without a CIC	900,000	(6)	278,910	15,116	—	—	—	1,194,026
	Without Cause/For Good Reason in connection With a CIC	1,494,000	(7)	—	30,232	2,756,843	757,477	—	5,038,552
	Termination upon Expiration of the Employment Agreement	900,000	(6)	—	15,116	—	—	—	915,116
	Death or Disability	—		—	—	2,756,843	757,477	—	3,514,320

Lawrence P. Repar	Without Cause/For Good Reason Without a CIC	1,260,000	(6)	390,474	15,116	—	—	—	1,665,590
	Without Cause/For Good Reason in connection With a CIC	2,088,099	(7)	—	30,232	3,263,905	695,215	—	6,077,451
	Termination upon Expiration of the Employment Agreement	1,260,000	(6)	—	15,116	—	—	—	1,275,116
	Death or Disability	—		—	—	3,263,905	695,215	—	3,959,120

Glenwood E. Coulter, Jr.	Without Cause/For Good Reason Without a CIC	800,000	(6)	206,600	11,200	—	—	—	1,017,800
	Without Cause/For Good Reason in connection With a CIC	1,240,000	(7)	—	22,400	1,966,804	465,655	—	3,694,858
	Termination upon Expiration of the Employment Agreement	800,000	(6)	—	11,200	—	—	—	811,200
	Death or Disability	—		—	—	1,966,804	465,655	—	2,432,458

Robert E. Lewis	Without Cause/For Good Reason Without a CIC	750,000	(6)	193,688	15,116	—	—	—	958,803
	Without Cause/For Good Reason in connection With a CIC	1,107,797	(7)	—	30,232	995,519	1,016,409	—	3,149,956
	Termination upon Expiration of the Employment Agreement	750,000	(6)	—	15,116	—	—	—	765,116
	Death or Disability	—		—	—	995,519	1,016,409	—	2,011,928

(1)	Represents the full annual cash performance bonus amount for 2013.

(2)
Represents the value of continued health and welfare benefits at active employee rates, based upon the NEO’s benefit election as of December 29, 2013, for a period of 12 months upon a termination without cause or for good reason without a change in control or due to expiration of the employment agreement, or 24 months upon a termination without cause or for good reason with a change in control, as applicable.

(3)
Amounts shown are calculated by aggregating the sums determined by multiplying, for each award, (x) the number of restricted stock units that receive accelerated vesting as a result of the applicable termination of employment, by (y) the closing stock price on December 29, 2013 of $59.25. The value of accelerated performance-vesting restricted stock units is calculated assuming that the applicable performance measures are achieved at the target levels.

(4)
Amounts shown are calculated by aggregating the sums determined by multiplying, for each award, (x) the number of shares subject to stock appreciation rights that receive accelerated vesting as a result of the applicable termination of employment, by (y) the difference between the closing price per share of our common stock on December 29, 2013 of $59.25, and the applicable exercise price of the stock appreciation right.

(5)
Amount shown represents the additional amount estimated to be payable to make Mr. Lynch whole for the federal excise tax on certain excess parachute payments (including payment of the taxes on the additional amount itself). This excise tax is payable if the value of certain payments that are contingent upon a change in control, referred to as parachute payments, exceeds a safe harbor amount. Pursuant his employment agreement, Mr. Lynch was entitled to a tax gross-up payment if any payments or benefits provided to him in connection with a change in control exceeded 310% of the average of his taxable income over the five calendar years preceding the year in which the change in control occurred and such change in control occurred prior to the later of January 1, 2014 or the completion of an initial public offering The valuation of parachute payments for purposes of the excise tax is not, in all cases, the same as the cash value shown in the above table. The computation of the excise tax is complex, is subject to various questions of interpretation, and depends upon a number of variables that cannot be known at this time. Effective as of January 1, 2014, Mr. Lynch’s employment agreement was amended to eliminate this excise tax gross-up provision.

(6)	Represents a cash severance amount equal to 24 months of base salary.

(7)
Represents a cash severance amount equal two times (2x) the sum of base salary and the average amount of the NEO’s annual cash performance bonuses earned during the two calendar years immediately preceding the date of termination.

Equity Incentive Plans
Masonite International Corporation 2012 Equity Incentive Plan
We adopted the 2012 Plan effective as of July 12, 2012 and amended it on June 21, 2013 to increase the aggregate number of common shares available for issuance thereunder. The 2012 Plan authorizes the grant of stock-based awards to our employees, consultants or non-employee directors, and is administered by the Human Resources and Compensation Committee. A total of 2,000,000 shares of our common stock plus any unissued shares that remained under the 2009 Plan as of the effective date of the 2012 Plan were reserved for issuance under the 2012 Plan, subject to any recapitalization adjustments. Additionally, if any award under the 2012 Plan expires, terminates, is forfeited or is cancelled, the associated shares will be available again for grant. Any awards settled in cash will not be counted against the foregoing maximum share limitations. With respect to stock appreciation rights settled in common shares, upon settlement, only the number of common shares delivered to a participant will count against the aggregate and individual share limitations set forth above. No person is eligible to be granted performance-based awards in the aggregate covering more than 750,000 shares during any fiscal year or cash awards in excess of $10,000,000 for any fiscal year. As of December 29, 2013, a total of 1,721,327 shares remained available for future grants under this plan.
Masonite Worldwide Holdings Inc. 2009 Equity Incentive Plan
The 2009 Plan became effective on June 9, 2009 and authorized the grant of stock-based awards to our employees, independent contractors and directors. No awards have been granted under the 2009 Plan since May 30, 2012 (and no future awards will be granted under the 2009 Plan); however, all outstanding awards under the 2009 Plan will continue to be governed by their existing terms. All unissued shares from the 2009 Plan were allocated to the 2012 Plan for potential future issuance thereunder. A total of 3,889,815 shares of our common stock were reserved for issuance under the 2009 Plan, subject to any recapitalization adjustments. To the extent shares subject to an award are not issued or delivered due to (i) the expiration, cancellation, forfeiture or other termination of such award, (ii) the withholding of such shares in satisfaction of applicable tax withholding, or (iii) the settlement of all or a portion of such award in cash, such shares will not be counted against the foregoing maximum share limitation. As of December 29, 2013, a total of 1,723,420 shares were subject to outstanding awards granted under the 2009 Plan.

Use of Other Consulting Resources by Company
The Company from time to time will utilize certain third party consulting resources for various business purposes. For example, the Company retains Mercer Consulting for Health & Welfare consulting and pension actuarial work.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 3)
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our Shareholders are being asked to approve, in an advisory, non-binding vote, the compensation of our NEOs as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.
In considering their vote, we urge Shareholders to review the information on our compensation policies and decisions regarding the NEOs presented in the Compensation Discussion and Analysis on pages 22 to 34, as well as the discussion regarding the Human Resources and Compensation Committee on pages 20 to 21.
This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding. Although this resolution is non-binding, the Board and the Human Resources and Compensation Committee value the opinions of our Shareholders and will review and consider the voting results when making future compensation decisions for our NEOs.
We believe that our compensation components provide a reasonable balance of base compensation, cash incentive compensation and long-term equity-based incentive compensation that is closely aligned with the Company’s overall performance. The Company aims to provide executive officers with a reasonable level of security through base salary and benefits, while rewarding them through cash and equity-based incentive compensation to achieve business objectives and create shareholder value. We believe that each of our compensation components is integral to attracting, retaining and rewarding qualified NEOs.
The text of the resolution in respect of Proposal no. 3 is as follows:
RESOLVED, that, the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 4)
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our Shareholders are also entitled to vote, on an advisory basis, on whether the "say on pay" vote, as required by Section 14A of the Exchange Act (and as described above in Proposal 3), should occur every one, two, or three years. The vote on the frequency of the "say on pay" vote, just as with the "say on pay" vote itself, is advisory only, and it also is not binding on the Company or on our Board of Directors. Although the vote is non-binding, the Human Resources and Compensation Committee and the Board will carefully consider the outcome of the vote when determining the frequency of future shareholder advisory votes on executive compensation.

After careful consideration, the Board has determined that a "say on pay" vote that occurs every year is the most appropriate alternative for our Company at this time. Therefore, the Board recommends that you vote for a one-year frequency for the "say on pay" vote - that is, that the "say on pay" vote be held "EVERY YEAR."
In formulating its recommendation, the Board considered that an annual "say on pay" vote will allow our Shareholders to provide us with their direct input on the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement each year. We understand that our Shareholders may have different views as to what is the best approach for our Company, just as we recognize that the Board may in the future determine to recommend a different frequency cycle, and we look forward to hearing from our Shareholders as to their preferences on the frequency of future advisory votes on executive compensation.

Although the Board recommends a "say-on-pay" vote be held every year, you are free to vote one of four choices for this Proposal 4 on the proxy card: one year, two years, three years, or "abstain."
The text of the resolution in respect of Proposal no. 4 is as follows:
RESOLVED, that the option of once every one year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE OPTION OF "EVERY YEAR" AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN ADVISORY VOTE ON THE COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN OUR PROXY STATEMENT.

AUDIT COMMITTEE REPORT
The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in "Corporate Governance; Board and Committee Matters - Board Committees; Membership - Audit Committee" on page 10 of this Proxy Statement. Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on the Company’s internal controls over financial reporting.
In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company with management and with Deloitte & Touche LLP ("Deloitte"), the Company’s independent registered public accounting firm. The Audit Committee also discussed with Deloitte the matters required to be discussed by Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16 "Communications with Audit Committees." In addition, the Audit Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 29, 2013 filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Jonathan F. Foster (Chair)
Rick J. Mills
John C. Wills

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 5)

Our consolidated financial statements for the year ended December 31, 2013 have been audited by Deloitte & Touche LLP, independent auditors ("Deloitte"). On the recommendation of the Audit Committee, the Board of Directors recommends the appointment of Deloitte as the independent registered public accounting firm for the fiscal year ending December 28, 2014 and to authorize the Board to fix its remuneration for such term.
A representative of Deloitte is expected to be present at the Annual Meeting in order to respond to appropriate questions and to make any other statement deemed appropriate.
Service Fees Paid to the Independent Registered Public Accounting Firm
Deloitte & Touche LLP, based in the United States, began acting as our independent auditors with respect to the audit of our financial statements for the 2012 and 2013 fiscal years. Prior to that Deloitte LLP, based out of Canada, audited our financial statements, including for the 2011 fiscal year. The fees charged by Deloitte & Touche LLP and Deloitte LLP for professional services rendered in connection with all audit and non-audit related matters for the years ended December 29, 2013 and December 30, 2012 were as follows:

	Deloitte & Touche LLP		Deloitte LLP
Type of Fees	2013 ($)	2012 ($)	2013 ($)	2012 ($)
Audit Fees	2,000,000	2,000,000	—	—
Audit-Related Fees	320,368	371,816	179,118	149,770
Tax Fees	—	32,500	—	—
All Other Fees	—	41,000	—	—
Totals	2,320,368	2,445,316	179,118	149,770

Independent Registered Public Accountants-Fee Information
Audit Fees
Fees for audit services in 2013 and in 2012 consisted of (a) audits of the Company’s annual consolidated financial statements (b) reviews of the Company’s quarterly condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q and (c) annual stand-alone statutory audits.
Audit-Related Fees
Audit-related services principally include assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements, or other filings that are not captured under "Audit Fees" above. In 2013 and 2012 these services included due diligence procedures and audits and accounting consultations related to acquisitions and our 2012 debt offering, procedures associated with required filings with the SEC made in connection with our listing on the NYSE, and consultations as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules standards or interpretations by the SEC, FASB, and other regulatory or standard-setting bodies.

Tax Fees
Tax services in 2012 included tax compliance and tax planning.
All Other Fees
Other fees in 2012 included pension and other compliance services provided to select statutory jurisdictions, as well as requested services with respect to debt capacity analyses.
The Audit Committee considered whether Deloitte & Touche LLP’s and Deloitte LLP’s provision of the above non-audit services is compatible with maintaining such firm’s independence and satisfied itself as to Deloitte & Touche LLP’s and Deloitte LLP’s independence.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors in order to ensure that the provision of such services does not impair the auditor’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific limit above which separate pre-approval is required. Management is required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. To ensure prompt handling of unexpected matters, the Audit Committee has delegated to the Chairman of the Audit Committee the authority to approve permissible non-audit services and fees. The Chairman of the Audit Committee will report any action taken in this regard to the Audit Committee at the next scheduled Audit Committee meeting.
During the fiscal year ended December 29, 2013, 100% of services were pre-approved by the Audit Committee in accordance with this policy.
The Board requests that Shareholders approve the appointment of Deloitte and authorize the Board to fix Deloitte’s remuneration for such term. This appointment will be dependent on no other independent registered public accounting firm being put forward at the meeting and receiving more "FOR" votes than Deloitte. If this proposal is not approved, the BCBCA provides that the current auditors, Deloitte, will continue to act for the Company until such time as the Shareholders approve alternate auditors.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE AS AUDITORS TO SERVE UNTIL THE NEXT ANNUAL GENERAL MEETING OF THE COMPANY AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX THE AUDITOR’S REMUNERATION.

AMENDMENTS TO ARTICLES AND SHAREHOLDERS AGREEMENT
(PROPOSAL 6a, 6b and 6c)
Background
On February 27, 2013, the Company filed a registration statement with the SEC relating to a proposed registered offering of its Common Shares (the "Offering"). The Company also intended to apply for listing of its Common Shares on the NYSE as part of the Offering. In connection with the filing, the Board of Directors undertook an updated review of the Current Articles and Shareholders Agreement and determined that it was appropriate to amend and amend and restate the Current Articles and the Shareholders Agreement as contemplated by the Original Resolutions effective upon the Offering. The Original Resolutions were approved by the Company’s Shareholders at the Annual General and Special Meeting held on May 29, 2013. The Company ultimately decided not to proceed with the Offering and because the amendments contemplated by the Original Resolutions were conditional upon the Offering which did not occur, they did not become effective. However, on September 6, 2013, a registration statement on Form 10 relating to the Common Shares was declared effective by the SEC, resulting in the Company becoming subject to the reporting requirements of the Exchange Act, and on September 9, 2013, the Common Shares of the Company began trading on the NYSE under the ticker symbol "DOOR".
Amendments
The Board of Directors has determined that it is in the best interests of the Company and its Shareholders to implement the amendments contemplated by the Original Resolutions effective immediately after the Meeting and for that reason are proposing that the Shareholders pass the Amending Resolutions, which will have the effect of removing the condition that the Original Resolutions only become effective upon the occurrence of the Offering.
Set forth in Appendix "A" are excerpts to the proxy circular of the Company delivered in connection with the Annual General and Special Meeting of the Shareholders dated May 29, 2013. These excerpts provide a summary and background information about each of the Stock Split/Consolidation, the Advance Notice Requirement and the Ancillary Amendments (the full text of the Original Resolutions from the appendices to that proxy circular are excluded).
Set forth in Appendices "B," "C" and "D" are the Amending Resolutions, which represent amended and restated versions of each of the Original Resolutions. The text of each Amending Resolution is identical to that of the respective Original Resolution except that the section regarding implementation of the amendments has been removed (Section 2 of the Original Resolutions on Stock Split/Consolidation and the Advance Notice Requirement and Section 6 on Original Resolution on the Ancillary Amendments). The Amending Resolution relating to Ancillary Amendments also differs from its respective Original Resolution through replacement of the phrase "subsequent to the Offering" in Section 2(b) of the resolution with the phrase "subsequent to May 13, 2014.", and attaches as Exhibit I to Appendix "D" a blackline document that identifies the full text of all amendments to the Current Articles contemplated by each of the Amending Resolutions.
To be effective, each Amending Resolution must be approved by not less than two-thirds of the votes cast by Shareholders, present in person or represented by proxy, at the Meeting. If approved, the Company will be authorized to implement the Amending Resolutions at any time, although the Ancillary Amendments require the filing of an updated Notice of Articles and will not be effective until the Company completes the necessary filings for that update. The Board of Directors unanimously recommends that the Shareholders vote in favor of each of the Amending Resolutions.
THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE AMENDING RESOLUTIONS.

APPROVAL OF THE 2014 EMPLOYEE STOCK PURCHASE PLAN (PROPOSAL 7)
Our Shareholders are being asked to approve the adoption of the Masonite International Corporation 2014 Employee Stock Purchase Plan (the "Purchase Plan"), which would have available 750,000 of our Common Shares in respect of which options may be granted under the Purchase Plan. On February 24, 2014, our Board of Directors unanimously approved the adoption of the Purchase Plan, subject to Shareholder approval at the Meeting.
The purpose of the Purchase Plan is to secure for the Company and its Shareholders, through the purchase of shares of Common Shares by eligible employees, the benefits of the additional incentive inherent in the ownership of our Common Shares by our eligible employees, who are important to us, and to help us secure and retain the services of such eligible employees. We intend to use the additional shares authorized for future offerings under the Purchase Plan.
A copy of the Purchase Plan is attached hereto as Appendix "E" to this Proxy Statement. The following summary of the material features of the Purchase Plan is qualified in its entirety by reference to the complete text of the Purchase Plan.
Summary of the Purchase Plan
Administration
The Purchase Plan is administered by Benefits Advisory Committee ("Administration Committee"). The Administration Committee serves at the discretion of our Board of Directors. The Administration Committee members do not receive any compensation from the assets of the Purchase Plan. The Administration Committee has full authority to make, administer and interpret such rules and regulations regarding administration of the Purchase Plan as it may deem advisable and such decisions are final and binding. Rules, regulations and other matters relating to the Purchase Plan may be prescribed by our board of directors.
Eligible Employees
Under the Purchase Plan, eligible employees of the Company and its subsidiaries may be given the opportunity to purchase our Common Shares through installment payments to be deducted from the eligible employee’s salary. Eligible employees include all U.S.-based employees of the Company and each of its "Designated Subsidiaries" whose customary employment is 20 or more hours per week. "Designated Subsidiaries" include all of our U.S. subsidiaries, except any subsidiaries that our Board of Directors or the Administration Committee have determined ineligible to participate in the Purchase Plan. In no event will an employee who owns 5% or more of the total combined voting power or value of all classes of our capital stock be eligible to participate in the Purchase Plan, and no Participant may purchase Common Shares that, following the purchase (and including all options held by such Participant), would cause him or her to own 5% or more of the total combined voting power or value of all classes of our Common Shares.
Offering Periods and Purchase Price
Offering periods under the Purchase Plan are six months long and run from February 1 to July 31 each year and from August 1 to the following January 31 each year. The Administration Committee may determine a different starting date or duration for an offering period. Eligible employees who participate elect to purchase Common Shares at a purchase price equal to the lower of 85% of (A) the closing price per Common Share on the final day of the applicable offering period or (B) the closing price per Common Share on the first day of the applicable offering period. If our Common Shares are not traded on the final day of an offering period, the immediately preceding trading day will be used. Eligible employees participate by authorizing payroll deductions before the beginning of an offering period.

Participants may not acquire rights to purchase Common Shares under all employee stock purchase plans of the Company which accrue at a rate that exceeds $25,000 of the fair market value of such Common Shares, determined at the time such option is granted, for each calendar year in which such option is outstanding and exercisable at any time. No participant will be granted an option to the extent that, following the grant, the participant would own capital stock of the Company or any parent or subsidiary and/or hold options to purchase such stock possessing 5% of the total combined voting power or value of all classes of the capital stock of the Company or any parent or subsidiary.
Cancellation of Election to Purchase
Absent an extreme hardship, a Participant may not cancel his or her participation entirely or change his or her contributions to any offering during an offering period. An election to purchase is deemed to be canceled in the event an employee dies, resigns, becomes permanently disabled or is dismissed, and no further amounts will be collected on behalf of such employee. In any of these cases, the Participant is entitled to receive a refund of funds collected on his or her behalf plus any interest credited in respect of such amount.
Retirement, Disability or Death
A Participant who retires or becomes permanently disabled prior to the end of an offering period will receive a full refund of the contributions made to the Participant’s account up to the date of retirement. If a Participant dies prior to the end of an offering period, the Participant’s estate will receive a full refund of his or her contributions made to the Participant’s account up to the date of death.
Merger or Change of Control
In the event of a merger or change in control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the option, the offering period for that option will be shortened by setting a new exercise date on which such offering period will end.
Adjustments to Shares
In the event that any dividend or other distribution (whether in the form of cash, common shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common shares or other securities of the Company, or other change in the corporate structure of the Company affecting the common shares occurs, the Administrative Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of common shares that may be delivered under the Plan, the purchase price per share and the number of common shares covered by each option under the Plan that has not yet been exercised, and the share limits of the plan.
Rights as Shareholder
A Participant will have no rights as a Shareholder with respect to shares under election to purchase in any offering until our common shares have been issued to the Participant.
Rights Not Transferable
A Participant’s rights under the Purchase Plan are exercisable only by the Participant and may not be sold, transferred, pledged, or assigned in any manner other than by will or the laws of descent and distribution.

Amendment or Termination
The Administrative Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrative Committee, in its discretion, may elect to terminate all outstanding offering periods either immediately or upon completion of the purchase of common shares on the next exercise date (which may be sooner than originally scheduled, if determined by the Administrative Committee in its discretion), or may elect to permit offering periods to expire in accordance with their terms (and subject to any adjustment).
Term
The Purchase Plan will continue for twenty years, unless earlier terminated by our board of directors.
Federal Income Tax Consequences Relating to the Purchase Plan
The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code. The Purchase Plan is not qualified under Section 401(a) of the Internal Revenue Code.
If a Participant does not dispose of Common Shares transferred to him or her under the Purchase Plan within two years after the right to purchase the shares is granted and within twelve months after his or her purchase of such shares, the Participant will not realize taxable income upon the purchase of the shares, and any gain or loss subsequently realized by him or her will be treated as a long-term capital gain or loss, as the case may be, except that upon a disposition of the shares purchased, or in the event of the Participant’s death (whenever occurring) while owning such shares, the Participant will be taxed on an amount of ordinary income equal to the lesser of (i) the excess, if any, of the fair market value of the shares on the first day of the offering period over the purchase price or (ii) the excess, if any, of the fair market value of such shares at the time the shares were disposed of, or at the time of death, as the case may be, over the purchase price. The basis of such shares will be increased by an amount equal to the amount taxable as ordinary income, and any further gain or loss on such a disposition would be taxable as a long-term capital gain or loss. We will not be entitled to a deduction for federal income tax purposes with respect to the offer of such shares, the sale of such shares upon the completion of the offering period, or the subsequent disposition of shares purchased.
If the shares issued under the Purchase Plan are disposed of prior to the expiration of the required holding periods described above, the Participant will realize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the excess of the fair market value of such Common Shares at the time of purchase over the purchase price. Such amount will ordinarily be deductible by us for federal income tax purposes in the same year. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the fair market value of the shares on the date of purchase will be treated as a long-term or short-term capital gain. If the amount received upon disposition is less than such fair market value, the difference will be treated as long-term or short-term capital loss.
The foregoing is a general summary of the material U.S. federal income tax consequences of the Purchase Plan and is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. The foregoing is not to be considered as tax advice to any person who may be a participant, and any such persons are advised to consult their own tax counsel.

New Plan Benefits
Because participation in the Purchase Plan is entirely discretionary and benefits under the Purchase Plan depend on the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received by employees if they participate in the Purchase Plan.
THE BOARD RECOMMENDS YOU VOTE "FOR" THE APPROVAL OF THE PURCHASE PLAN.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING
It is currently contemplated that our 2015 annual meeting of Shareholders will take place on May 13, 2015. In accordance with the rules established by the SEC, any Shareholder proposal submitted pursuant to Rule 14a-8 to be included in the Proxy Statement and form of proxy for that meeting must be received by us by [November 28, 2014]. In order for your proposal to be included in the Proxy Statement and form of proxy, the proposal must comply with the requirements established by the SEC, the BCBCA and our Current Articles, as they may be amended and restated as described in Proposals 6a, 6b and 6c. If you would like to submit a Shareholder proposal to be included in our proxy materials, you should send your proposal to our Secretary at the Company’s principal executive office located at 2771 Rutherford Road, Concord, Ontario, Canada.
If the Advance Notice Resolution is approved by our Shareholders at the Meeting, our Articles, as amended, will require the timely notice of certain information to be provided by any Shareholder who proposes director nominations for consideration at a Shareholders’ meeting. Failure to deliver a proposal in accordance with these requirements may result in it not being deemed timely received. To be timely, notice of a director nomination must be received by our Secretary at the registered office or the principal executive office of the Company no less than 30 days nor more than 65 days before the date of the 2015 annual general meeting, subject to certain exceptions as described in the Advance Notice Resolution. If the Advance Notice Resolution is not approved by our Shareholders at the Meeting, Shareholder notice of director nominations with respect to the 2015 annual general meeting can be received at any time up to, and including, the date of the meeting.
Pursuant to the BCBCA, a registered or beneficial Shareholder who holds no less than 1/100 of the issued Common Shares of the Company and provided those shares have a fair market value of no less than $2,000, may submit a proposal (other than a proposal to appoint a director as outlined above) for consideration at an annual general meeting of the Company (a "BCBCA Proposal"). In order to be valid, the proposal must meet several technical requirements, including a requirement that the proposal be for a valid purpose relating to the business and affairs of the Company, and that the form of proposal is delivered to the registered office of the Company no less than three months prior to the anniversary of the last annual general meeting of the Company.
Whether or not the amendments to our Current Articles proposed herein become effective, if a Shareholder submits a BCBCA Proposal for consideration at the 2015 annual general meeting outside the processes of Rule 14a-8 of the Exchange Act, and that submission occurs after the close of business on February 13, 2015, which is the deadline imposed under the BCBCA for a valid BCBCA Proposal at the 2015 annual general meeting, then the Company would not need to include such proposal with the notice of meeting and other meeting materials for the 2015 annual general meeting and, in accordance with the BCBCA and the Articles of the Company, could prohibit that matter from being considered at that meeting. Notwithstanding the foregoing limitations, to the extent that any such BCBCA Proposal was presented at the 2015 annual general meeting, we will have discretionary authority to vote on such proposal with respect to all proxies submitted to us even when we have not included in our Proxy Statement advice on the nature of the matter and how we intend to exercise our discretion to vote on the matter.
OTHER BUSINESS
Management knows of no other matter that will come before the Meeting. However, if any further business properly comes before the Meeting or any adjournments or postponements of the Meeting, the persons named as proxies in the accompanying form of proxy will vote them in accordance with their discretion and judgment on such matters.
ANNUAL REPORT
We have provided each shareholder whose proxy is being solicited hereby access to a copy of our Annual Report on Form 10-K filed with the SEC for the year ended December 29, 2013, without exhibits. Written requests for additional copies should be directed to: Masonite International Corporation, 201 North Franklin Street, Suite 300, Tampa, FL 33602 Attention: Corporate Secretary. Exhibits will be provided upon written request to the Corporate Secretary and payment of an appropriate processing fee.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements and notices with respect to two or more Shareholders sharing the same address by delivering a single Proxy Statement or a single notice addressed to those Shareholders. This process, which is commonly referred to as "householding", provides cost savings for companies. Some brokers household proxy materials, delivering a single Proxy Statement or notice to multiple Shareholders sharing an address unless contrary instructions have been received from the affected Shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You can also request prompt delivery of a copy of the Proxy Statement and annual report by contacting Masonite Investor Relations, by mail at One Tampa City Center, 201 North Franklin Street, Suite 300, Tampa, Florida 33602, by telephone at (813) 877-2726, or by email at investorrelations@masonite.com.
WHERE TO FIND ADDITIONAL INFORMATION
We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. This information can be inspected and copied at the Public Reference Room at the SEC’s office at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Such information may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov. We are an electronic filer, and the SEC maintains an Internet site at
http://www.sec.gov that contains the reports and other information we file electronically.
Our website address is www.masonite.com. Please note that our website address is provided as an inactive textual reference only. We make available free of charge, through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. To access these filings, go to our website, www.masonite.com, and click on "Investors" and then "SEC Filings." The information provided on or accessible through our website is not part of this proxy statement.
By Order of the Board of Directors,

Robert E. Lewis
Senior Vice President,
General Counsel and Secretary

March [28], 2014

APPENDIX "A"
EXCERPTS FROM 2013 PROXY CIRCULAR
Note: The appendices referenced in this excerpt have not been included. The resolutions and Articles referred to in those appendices have been re-stated and included elsewhere in the Proxy Statement, as further described under the heading "Amendments to Articles and Shareholders Agreement".
AMENDMENTS TO ARTICLES
Background to and Reasons for the Amendments to the Articles and Shareholders Agreement
On February 27, 2013, the Company filed a registration statement with the U.S. Securities and Exchange Commission relating to a proposed registered offering of its Common Shares (the "Offering"). In connection with the proposed Offering, the Company intends to apply for listing of its Common Shares on the NYSE. In connection with the filing, the Board of Directors has undertaken an updated review of the Current Articles and Shareholders Agreement and has determined that it is appropriate to amend and amend and restate the Current Articles and the Shareholders Agreement as contemplated by the Stock Split/Consolidation Resolution, the Advance Notice Resolution and the Ancillary Amendment Resolution in connection with the proposed Offering.
At a special meeting of shareholders held on March 1, 2012, the Company’s shareholders passed a special resolution (the "March 2012 Listing Resolution") approving certain amendments to the Current Articles to take effect upon a listing of the Common Shares on the NYSE, NASDAQ or on any other nationally recognized stock exchange (collectively, a "Listing"). These amendments will be implemented in connection with the Offering and are reflected in the amended and restated articles attached to Appendix "C", and include (i) deletion of the tag-along rights, the drag-along rights and the pre-emptive rights set out in Part 22 of the Current Articles, together with any related provisions in the Current Articles; (ii) removal of all remaining share transfer restrictions set forth in Part 21 of the Current Articles; (iii) removal of the maximum number of shareholders requirement; and (iv) removal of the remaining restrictive legend requirements, subject only to such legend requirements as may be imposed or required pursuant to applicable U.S. and Canadian laws or applicable listing requirements or the Shareholders’ Agreement. This summary is intended as a general summary only and is qualified in its entirety by the detailed amendments set forth in the Company’s Management Information Circular dated January 31, 2012.
Stock Split/Consolidation Resolution
The Board of Directors has determined that it is in the best interests of the Company to give the Directors the flexibility to subdivide or consolidate the Company’s share capital from time to time. At the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass the Stock Split/Consolidation Resolution, the full text of which is set forth in Appendix "A" to this Information Circular. If approved, the Stock Split/Consolidation Resolution will grant to the Directors the power to subdivide or consolidate the Company’s share capital by directors’ resolution. Currently, such a subdivision or consolidation would require approval at a meeting of shareholders. It is anticipated that the directors will authorize a subdivision or "stock split" immediately prior to the Offering.
To be effective, the Stock/Split Consolidation Resolution must be approved by not less than two-thirds of the votes cast by shareholders, present in person or represented by proxy, at the Meeting. If approved the Stock/Split Consolidation Resolution will become effective in connection with, and immediately preceding, the Offering. The Board of Directors unanimously recommends that the shareholders vote in favour of the Stock Split/Consolidation Resolution.
The persons named in the enclosed Form of Proxy, if not expressly directed to the contrary in such Form of Proxy, will vote such proxies in favour of the Stock Split/Consolidation Resolution.
Adoption of Advance Notice Resolution
The Board has determined that it is in the best interests of the Company to amend the Current Articles to include new rules regarding advance notice for the nomination of directors pursuant to the Advance Notice Resolution. Adoption of the Advance Notice Resolution will: (i) facilitate orderly and efficient annual general meetings or, where the need arises, special meetings; (ii) ensure that all shareholders receive adequate notice of the director nominations and sufficient information with respect to all nominees; and (iii) allow shareholders to register an informed vote.
If adopted, the Advance Notice Resolution will authorize the amendment of the Current Articles to provide for advance notice provisions with respect to the election of the Board of Directors The advance notice provisions will fix a deadline by which shareholders must submit notice of Director nominations ("Shareholder Notice") to the Company prior to any annual or special meeting of shareholders, and specifies the information that a shareholders must include in the proper form of notice to the Company.
Subject to enumerated exceptions, the deadline for delivering the Shareholder Notice shall be: (i) in the case of an annual general meeting of shareholders, not less than 30 and not more than 65 days prior to the date of such meeting; and (ii) in the case of a special meeting (which is not also an annual meeting of shareholders) called for the purpose of electing Directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the first public announcement of the date of such special meeting.
The Shareholder Notice must set out, amongst other things:

(i)
as to each candidate for nomination: (A) the name(s), age(s), business and residential address(es) and principal occupation(s) or employment; (B) number and class of shares of the Company which are controlled or which are owned beneficially or of record (C) any other information relating to the nominee that would be required to be disclosed in either: (a) a dissident’s proxy circular in connection with solicitations of proxies for election of Directors pursuant to the BCBCA and the U.S. Securities Exchange Act of 1934, as amended and the forms and regulations promulgated thereunder ("Applicable Securities Laws"), or (b) the Company’s proxy statement in connection with such meeting pursuant to Applicable Securities Laws if the nominee had been a nominee for election as Director in that proxy statement, and

(ii)
as to the shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such shareholder has a right to vote any shares of the Company and any other information relating to such shareholder that would be required to be made in a dissident proxy circular in connection with solicitations of proxies for election of Directors pursuant to the BCBCA and Applicable Securities Laws.

To be effective, the Advance Notice Resolution must be approved by not less than two-thirds of the votes cast by shareholders, present in person or represented by proxy, at the Meeting. If approved the Advance Notice Resolution will become effective in connection with, and immediately preceding, the Offering. The Board of Directors unanimously recommends that the shareholders vote in favour of the Advance Notice Resolution.
The persons named in the enclosed Form of Proxy, if not expressly directed to the contrary in such Form of Proxy, will vote such proxies in favour of the Advance Notice Resolution.
Ancillary Amendments to Articles and Shareholders Agreement
The Board of Directors has determined that it is in the best interests of the Company to make certain additional amendments to the Current Articles and Shareholders Agreement and to adopt amended and restated articles giving effect to all amendments approved by shareholders.
At the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass a resolution (the "Ancillary Amendments Resolution") approving the following amendments and the full text of which is set forth in Appendix "C" to this Information Circular. If adopted, the Ancillary Amendments Resolution will result in the following amendments, in addition to related administrative amendments:

(i)
to the Current Articles to remove provisions relating to the number of Directors, first Directors and related provisions, and to set the number of Directors at not less than 5 and not more than 15 Directors with the exact number to be fixed from time to time by resolution of the Board;

(ii)	to the Current Articles and the Shareholders Agreement to remove all references to the Affiliate Transactions Policy;

(iii)	to the Current Articles to remove provisions that fall away or become inoperative on the completion of a Public Offering and remove certain prohibitions on issuances of non-voting equity shares;

(iv)	to the Current Articles to add administrative provisions relating to the possible certification of shares;

(v)	to the Current Articles to address the quorum necessary for committee meetings;

(vi)	to the Shareholders Agreement to limit Section 8.9 of the Shareholders Agreement to Registrable Securities with respect to public offerings subsequent to the Offering; and

(vi)
to adopt amended and restated articles giving effect to the foregoing, the Stock Split/Consolidation Resolution and the Advance Notice Resolution, in each case if passed, and the March 2012 Listing Resolution.

The information set out below is intended as a general summary only and is qualified in its entirety by the detailed amendments set forth in the Ancillary Amendments Resolution.

•	Number of Directors
The Current Articles provide that the Company must have a Board of Directors consisting of the number of Directors that is equal to the number of the Company’s first Directors or the number of Directors set by special resolution of the shareholders. If adopted, the Ancillary Amendments Resolution will result in the deletion from the Current Articles of this provision and related provisions and set the number of Directors at not less than 5 and not more than 15, with the exact number to be fixed from time to time by resolution of the Board of Directors. In addition, the Ancillary Amendments Resolution shall delete those provisions providing for the composition and term of the first Board of Directors which are no longer applicable.

•	Removal of Affiliate Transactions Policy
The Current Articles and the Shareholders Agreement provide that the Board of Directors shall adopt and maintain an affiliate transactions policy ("Affiliate Transactions Policy") which addresses conflicts of interest amongst the Directors and the Company and the duties of Directors with respect to disclosure of personal interests in a transaction. Further, the Current Articles provide that Directors or officers may: (i) act in a professional capacity for the Company (except as auditor of the Company) and receive remuneration for such services as if that they were not a director or officer; or (ii) become a director, officer or employee of, or may otherwise be or become interested in, any corporation, firm or entity in which the Company may be interested, and they shall not be accountable to the Company for any remuneration or other benefits received by him or her in such capacities, subject in each case to compliance with the provisions of the BCBCA and the Affiliate Transactions Policy. If the Company completes the proposed Offering, the Affiliate Transactions Policy will be redundant, as the Company will be required to establish a separate, comprehensive policy relating to affiliate transactions in compliance with NYSE rules and U.S. federal securities laws. If adopted, the Ancillary Amendments Resolution will result in the deletion of all references to the Affiliate Transactions Policy from the Current Articles and the Shareholders Agreement, eliminating overlap and the potential for inconsistencies among relevant standards and procedures.

•	Removal of Inapplicable Provisions
The Current Articles contain certain provisions which, by their terms, fall away or become inoperative on the completion of a "Public Offering". These include: (i) provisions relating to the Shareholders’ Agreement; and (ii) the restriction against registering Common Shares in the name of beneficial owners.
The Current Articles also contain prohibitions on share issuances until such time as the Company is no longer subject to Section 1123(a)(6) of the U.S. Bankruptcy Code. Masonite has determined that the Company is no longer subject to such Section of the U.S. Bankruptcy Code.
If adopted, the Ancillary Amendments Resolution will result in the deletion of all such references and/or provisions.

•	Rules re Certificated Shares, if required
The Current Articles provide that Common Shares shall be uncertificated, unless otherwise determined by the Board. If adopted, the Ancillary Amendments Resolution will result in certain administrative provisions being added to the Current Articles relating to the possible certification of shares, including provisions allowing the

Directors to establish policies and procedures regarding those certificates, including policies and procedures relating to the form, delivery, replacement and fees payable in respect of share certificates, subject to the requirements of the Business Corporations Act.

•	Quorum of Committees
The Current Articles provide that each committee of the Board of Directors has a quorum fixed at a majority of its members. If adopted, the Ancillary Amendments Resolution will result in the deletion from the Current Articles of the fixed quorum and allow each committee, unless otherwise determined by the Board of Directors, to determine its quorum at a level that is not less than a majority of its members.

•	The Shareholders Agreement - Limitation of Section 8.9 of the Shareholders Agreement to Registrable Securities
Section 8.9 of the Shareholders Agreement provides that in the case of an underwritten public offering of securities of the Company, each shareholder agrees, if requested by the managing underwriter, not to sell, transfer, etc. its Common Shares, or securities convertible into or exercisable or exchangeable for Common Shares, for a period of 180 days in the case of a Qualified Initial Public Offering (as defined in the Shareholders Agreement) or 90 days otherwise.
Once the Company has become public as a result of the Offering, the registration rights provided for in the Shareholders Agreement will only be available to holders of Registrable Securities. Accordingly, the Board of Directors has determined that it is appropriate to limit the application of Section 8.9, which provides for of a holdback being imposed at the request of underwriters in a future underwritten offering, to the holders of Registrable Securities (rather than all shareholders). Accordingly, the Ancillary Amendments Resolution would result in the amendment of the Shareholders Agreement to limit the holdback obligation to holders of Registrable Securities after the completion of the Offering. For greater certainty, the proposed amendment shall not affect or limit any holdback that may be required by the underwriters in connection with the Offering.

•	Amendment and Restatement of Articles
If adopted, the Ancillary Amendments Resolution will authorize the Company to adopt amended and restated articles giving effect to the foregoing, the Stock Split/Consolidation Resolution and the Advance Notice Resolution, in each case if passed, and the March 2012 Listing Resolution.
To be effective, the Ancillary Amendments Resolution must be approved by not less than two-thirds of the votes cast by shareholders, present in person or represented by proxy, at the Meeting. If approved the Ancillary Amendments Resolution will become effective in connection with, and immediately preceding, the Offering. The Board of Directors unanimously recommends that the shareholders vote in favour of the Ancillary Amendments Resolution.
The persons named in the enclosed Form of Proxy, if not expressly directed to the contrary in such Form of Proxy, will vote such proxies in favour of the Ancillary Amendments Resolution.

APPENDIX "B"
AMENDING RESOLUTION - STOCK SPLIT/CONSOLIDATION
"BE IT RESOLVED as follows, being and amendment and restatement of the "Stock Split/Consolidation" special resolution passed by the shareholders at the Annual General and Special Meeting of the shareholders on May 29, 2013, and constituting a special resolution of the Shareholders:

1.	the current articles of the Company be amended by deleting Section 12.1 and replacing it with the following:

12.1    The directors may, by directors’ resolution,

(a)
change the name of the Company to any name chosen by the directors in their absolute discretion, and the directors are authorized to alter the Notice of Articles of the Company in accordance with Section 257(2) of the Business Corporations Act in connection with a change of name of the Company, and

(b)	subdivide or consolidate all or any of its issued and/or unissued shares.

2.
notwithstanding that the foregoing resolution has been duly passed by the shareholders of the Company, the directors of the Company have the authority, without any further notice to, authorization or approval from, the shareholders of the Company to proceed or refrain from proceeding with the implementation of this special resolution in the exercise of their business judgment; and

3.
any one director or any one officer of the Company is hereby authorized and directed to execute, whether under the corporate seal of the Company or otherwise, and to deliver all such other confirmations, instruments, agreements, certificates and other documents and to do all such other acts and things as in his or her opinion may be necessary or desirable in connection with the foregoing."

APPENDIX "C"
AMENDMENT RESOLUTION - ADVANCE NOTICE
"BE IT RESOLVED as follows, being and amendment and restatement of the "Advance Notice" special resolution passed by the shareholders at the Annual General and Special Meeting of the shareholders on May 29, 2013, and constituting a special resolution of the Shareholders:

1.	the current articles of the Company be amended by adding a new Section 10.3 substantially in the form below:

10.3	The following advance notice provisions shall apply to the election of directors if and for so long as the Company has a class of equity securities listed under Section 12(b) of the Exchange Act:

(a)	In this Article 10.3, the terms defined below shall have the following meanings:

i.
"public announcement" shall mean disclosure in (i) a press release reported under BusinessWire, PR Newswire or a comparable organization intended to provide broad-based distribution within the United States, or (ii) a current report on Form 8-K or other document that is filed or furnished by the Company with the U.S. Securities and Exchange Commission and that is reported publicly on the EDGAR filing system (or any successor electronic disclosure system), and

ii.	"Applicable Securities Laws" means the Exchange Act and forms and regulations promulgated thereunder.

(b)
Subject only to the Business Corporations Act, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company at an annual general meeting or a special meeting of shareholders. Nominations of persons for election to the board of directors may be made at any annual general meeting, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors:

i.	by or at the direction of the board of directors, including pursuant to a notice of meeting,

ii.
by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of Sections 187 to 191 of the Business Corporations Act, or a requisition of the shareholders made in accordance with Article 7.8 of these Articles and the provisions of the Business Corporations Act, or

iii.	by any person (a "Nominating Shareholder"):

1.
who, at the close of business on the date of the giving of the notice provided for below in this Article 10.3 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting

(provided that satisfactory evidence thereof is provided by the Nominating Shareholder to the Company), and

2.	who complies with the notice procedures set forth below in this Article 10.3.

(c)
In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the secretary of the Company at the registered office or the principal executive offices of the Company in Canada in accordance with this Article 10.3.

(d)	To be timely, a Nominating Shareholder’s notice to the secretary of the Company must be given:

i.
in the case of an annual general meeting, not less than 30 and not more than 65 days prior to the date of the annual general meeting; provided, however, that in the event that the annual general meeting is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual general meeting was made, notice by the Nominating Shareholder may be given not later than the close of business on the 10th day following the Notice Date, and

ii.
in the case of a special meeting (which is not also an annual meeting of shareholders) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made. In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above.

(e)	To be in proper written form, a Nominating Shareholder’s notice to the secretary of the Company must set forth:

i.	as to each person whom the Nominating Shareholder proposes to nominate for election as a director:

1.	the name, age, business address and residential address of the person,

2.	the principal occupation or employment of the person,

3.
the class or series and number of shares in the capital of the Company which are owned beneficially or of record by the person or under the control or direction of the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and

4.	any other information relating to the person that would be required to be disclosed in either (i) a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws, or (ii) the Company’s proxy statement in connection with such meeting pursuant to Applicable Securities Laws if the nominee had been a nominee for election as director in that proxy statement, and

ii.
as to the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a either (i) dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws.

(f)
The Company may require a Nominating Shareholder to furnish such other information regarding any proposed nominee as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(g)
No person shall be eligible for election or re-election as a director of the Company unless nominated in accordance with the provisions of this Article 10.3; provided, however, that nothing in this Article 10.3 shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(h)
Notwithstanding any other provision of this Article 10.3, notice given to the secretary of the Company pursuant to this Article 10.3 may only be given by personal delivery, facsimile transmission or by email (at such email address as stipulated from time to time by the secretary of the Company for the purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the secretary at the address of the principal executive offices of the Company; provided that if such delivery or electronic communication is made on a day which is a not a business day both the City of New York and the Province of British Columbia or later than 5:00 p.m. (New York time) on a day which is such a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is such a business day.

(i)	Notwithstanding the foregoing, the board of directors may, in their sole discretion, waive any requirement in this Article 10.3.

(j)
Nothing in this Article 10.3 shall preclude the directors from appointing directors due to a casual vacancy as contemplated in Article 10.5, pursuant to their authority in Article 10.6 or as otherwise permitted pursuant to the Business Corporations Act.

2.
notwithstanding that the foregoing resolution has been duly passed by the shareholders of the Company, the directors of the Company have the authority, without any further notice to, authorization or approval from, the shareholders of the Company to proceed or refrain from proceeding with the implementation of this special resolution in the exercise of their business judgment; and

3.
any one director or any one officer of the Company is hereby authorized and directed to execute, whether under the corporate seal of the Company or otherwise, and to deliver all such other confirmations, instruments, agreements, certificates and other documents and to do all such other acts and things as in his or her opinion may be necessary or desirable in connection with the foregoing."

APPENDIX "D"
AMENDMENT RESOLUTION - ANCILLARY AMENDMENTS
"BE IT RESOLVED as follows, being and amendment and restatement of the "Ancillary Amendments" special resolution passed by the shareholders at the Annual General and Special Meeting of the shareholders on May 29, 2013, and constituting a special resolution of the Shareholders:

1.	the current articles of the Company be amended by:

(a)	deleting sections 10.1 through 10.4 and replacing with the following:

10.1	The Company must have a board of directors consisting of not less than 5 and not more than 15 directors, with the exact number to be fixed from time to time by resolution of the board of directors.

(b)	deleting section 15.5 entitled "Conflict of Interest - Affiliates Transactions Policy" and deleting references to such policy in Sections 15.2, 15.3 and 15.4;

(c)	deleting Section 2.6 entitled "Registered Holders of Common Shares", section 3.3 entitled "Prohibition on Share Issuances" and all references to the Shareholders Agreement";

(d)	deleting Section 2.1 and replacing it with the following:

2.1
All shares issued by the Company will be uncertificated unless otherwise determined by the directors in accordance with the Business Corporations Act. Whether a share is uncertificated or certificated, each share issued will be subject to the applicable restrictions and legends, if any, contained in these Articles. To the extent the directors have determined that some or all shares will be certificated, the directors may, from time to time, establish policies and procedures regarding those certificates, including policies and procedures relating to the form, delivery, replacement and fees payable in respect of share certificates, subject to the requirements of the Business Corporations Act.

(e)	deleting Section 13.6(e);

2.	the Shareholders Agreement dated as of June 9, 2009, as amended and restated as of March 1, 2012, be amended by:

(a)	deleting Section 2.2 entitled "Conflict of Interest - Affiliate Transactions Policy"; and

(b)	adding the following as Section 8.9(c):

with respect to any underwritten offering of securities of the Company subsequent to May 13, 2014, this Section 8.9 shall apply only to Registrable Securities and holders thereof and all references to "shareholders" shall be read as references to "holders of Registrable Securities" and all references to "Shares" shall be read as a reference to "Registrable Securities."

3.	the adoption of the amended and restated articles of the Company as described in the Company’s Management Information Circular dated April 16, 2013 (the "Circular");

4.	the Company be and it is hereby authorized to prepare and file any required amendments to the Notice of Articles to give effect to this special resolution;

5.
the Company’s existing Articles be deleted in their entirety and replaced with articles substantially in the form reflected in the blackline to the current articles attached as Exhibit I hereto, with deletions indicated by strikeouts and additions indicated by underlining and the text related to the Stock Split/Consolidation and the Advance Notice Requirement subject to approval of the relevant Amending Resolution;

6.
notwithstanding that the foregoing resolution has been duly passed by the shareholders of the Company, the directors of the Company have the authority, without any further notice to, authorization or approval from, the shareholders of the Company to proceed or refrain from proceeding with the implementation of this special resolution in the exercise of their business judgment; and

7.
any one director or any one officer of the Company is hereby authorized and directed to execute, whether under the corporate seal of the Company or otherwise, and to deliver all such other confirmations, instruments, agreements, certificates and other documents and to do all such other acts and things as in his or her opinion may be necessary or desirable in connection with the foregoing."

EXHIBIT I TO APPENDIX "D"
AMENDED AND RESTATED ARTICLES ~~OF AMALGAMATION~~
......................................................
MASONITE INTERNATIONAL CORPORATION / CORPORATION INTERNATIONALE MASONITE
(the "Company")
Part 1 - INTERPRETATION
Definitions

1.1	Without limiting Article 1.2, in these Articles, unless the context requires otherwise:
"adjourned meeting" means the meeting to which a meeting is adjourned under Article 8.6 or 8.10;

"board" and "directors" mean the directors or sole director of the Company for the time being;

"Business Corporations Act" means the Business Corporations Act, S.B.C. 2002, c.57, and includes its regulations;

"Change of Control Transaction" means the occurrence of any one of the following events: (i) any Person (as such term is used in Section 13(d) of the Exchange Act ~~(as defined in Article 21.2(b))~~ or group of Persons, other than any of the shareholders of the Company as of the date hereof or any of their Affiliates (as defined in ~~Part 21~~the Business Corporations Act), is or becomes the beneficial owner, as defined in Rules 13d-3 and 13d-5 under the Exchange Act (except that for purposes of this paragraph (i) such person shall be deemed to have beneficial ownership of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) directly or indirectly, of 50% or more of the combined equity interests or voting power of the Company or any successor to the Company by merger, amalgamation, consolidation, reorganization or otherwise; or (ii) the consummation of a tender offer, merger, amalgamation, consolidation or reorganization, or series of such related transactions, involving the Company, unless the shareholders of the Company immediately prior to the transaction or transactions or any of their Affiliates will beneficially own at least 50% of the combined equity interests and voting power of the Company immediately after such transaction or transactions (or, if the Company will not be the surviving entity in such merger, amalgamation, consolidation or reorganization, such surviving entity); or (iii) the sale of all or substantially all of the Company’s assets, determined on a consolidated basis, to any Person or group of Persons, other than to any of the shareholders of the Company as of the date hereof or any of their Affiliates, and other than any Affiliate of the Company;

"Common Shares" means the Common Shares in the capital of the Company;

"Common Shareholders" means the registered and beneficial holders of Common Shares, and "Common Shareholder" means any one of them;

"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended;

"group" means, with respect to a group of persons or Persons, a "group" within the meaning of

Section 13(d)(3) of the Exchange Act;

"Interpretation Act" means the Interpretation Act, R.S.B.C. 1996, c. 238;
"Person" or "person" means any individual, partnership, corporation with or without share capital, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof; "~~Shareholders Agreement" means the shareholders agreement dated June 9, 2009 by and among the Company and the Common Shareholders, as the same may be amended or restated from time to time; and~~and
"trustee", in relation to a shareholder, means the personal or other legal representative of the shareholder, and includes a trustee in bankruptcy of the shareholder.
Business Corporations Act definitions apply

1.2	The definitions in the Business Corporations Act apply to these Articles.
Interpretation Act applies

1.3	The Interpretation Act applies to the interpretation of these Articles as if these Articles were an enactment.
Conflict in definitions

1.4
If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles.

Conflict between Articles and legislation

1.5	If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.
Effective Date

1.6	References in these Articles to the "date hereof" refer to the effective date of the original Articles of the Company, being June 9, 2009.
Part 2 - SHARES AND SHARE CERTIFICATES
Shares to be uncertificated

2.1
All shares issued by the Company will be uncertificated unless otherwise determined by the directors in accordance with the Business Corporations Act~~, other than the Common Shares issued pursuant to or as contemplated under the Plan (as defined in Part 21), which shall, if certificated, be issued as such as determined under the Plan.~~ . Whether a share is uncertificated or certificated, each share issued will be subject to the applicable restrictions and legends, if any, contained in these Articles ~~and, in respect of the Common Shares, the legends contained in the Shareholders Agreement.~~ . To the extent the directors have determined that some or all shares will be certificated, the directors may, from time to time, establish policies and procedures regarding those certificates, including policies and procedures relating to the form, delivery, replacement and fees payable in respect of share certificates, subject to the requirements of the Business Corporations Act.
Securities Laws Legend

2.2
Each certificate representing ~~Common Shares~~shares, if any, and/or any notification of restrictions identified in the electronic position representing beneficial ownership of ~~Shares~~shares, shall have such legends as the Company may determine, in its sole discretion, so as to comply with all U.S. and Canadian applicable laws.

Stop Transfer Instruction

2.3
The Company may instruct any transfer agent not to register the transfer of any shares until the conditions specified in ~~the foregoing~~any applicable legends ~~and the Shareholders Agreement~~ are satisfied.

Transfer Agents and Registrars

2.4
The directors may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfers, but one person may be appointed both registrar and transfer agent. The directors may at any time terminate any such appointment.

~~Registered Holders of Common Shares~~

~~2.5~~
~~So long as DTC, CDS (each as defined in Part 21) and/or any of their nominees is the registered owner of any Common Shares, unless (i) the board provides otherwise or (ii) a Public Offering (as defined in Part 21) has occurred, to the extent permitted by applicable law, owners of beneficial interests in such Common Shares will not be entitled to have such Common Shares registered in their names.~~

Part 3 - ISSUE OF SHARES
Directors authorized to issue shares

3.1
The directors may, subject to these Articles and subject to the rights of the holders of the issued shares of the Company, issue, allot, sell, grant options on or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices that the directors, in their absolute discretion, may determine.

Company need not recognize unregistered interests

3.2	Except as required by law or these Articles, the Company need not recognize or provide for any person’s interests in or rights to a share unless that person is the shareholder of the share.

~~Prohibition on share issuances~~

~~3.3~~
~~Notwithstanding anything to the contrary in these Articles, the Company shall not issue non-voting equity shares to the extent prohibited by Section 1123(a)(6) of the U.S. Bankruptcy Code (11 U.S.C. § 1123(a)(6)). The prohibition on the issuance of non-voting equity shares is included in these Articles in compliance with Section 1123(a)(6) of the U.S. Bankruptcy Code (11 U.S.C. § 1123(a)(6)).~~

~~3.4~~
~~If the directors determine, after consultation with counsel, that the Company is no longer subject to Section 1123(a)(6) of the U.S. Bankruptcy Code (11 U.S.C. § 1123(a)(6)), the directors may, by directors’ resolution, alter these Articles to remove and delete section 3.3 and 3.4.~~

Part 4- SHARE TRANSFERS
Recording or registering transfer

4.1
Subject to ~~Parts 2 and~~ Part ~~21~~2 and the special rights or restrictions attached to the applicable class or series of shares, if any, a transfer of a share of the Company must not be recorded or registered,

(a)
unless a duly signed instrument of transfer in respect of the share has been received by the Company, and to the extent a physical share certificate was issued the certificate representing the share to be transferred has been surrendered and cancelled~~;~~, and

(b)	the transferee of the shares has complied with the provisions contained in ~~Parts 2 and~~ Part ~~21~~2 and any special rights or restrictions applicable to the shares.
Form of instrument of transfer

4.2
The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

Signing of instrument of transfer

4.3
If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer, or, if no number is specified, all the shares represented by share certificates, to the extent a physical share certificate was issued, deposited with the instrument of transfer,

(a)	in the name of the person named as transferee in that instrument of transfer, or

(b)
if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the share certificate, to the extent a physical share certificate was issued, is deposited for the purpose of having the transfer registered.

Part 5- PURCHASE OF SHARES
Company authorized to purchase shares

5.1
Subject to the special rights or restrictions attached to any class or series of shares, the Company may, if it is authorized to do so by the directors, purchase or otherwise acquire any of its shares.

Part 6 - BORROWING POWERS
Powers of directors

6.1	The directors may from time to time on behalf of the Company,

(a)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate,

(b)	issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person,

(c)	guarantee the repayment of money by any other person or the performance of any obligation of any other person, and

(d)	mortgage or charge, whether by way of specific or floating charge, or give other security on the whole or any part of the present and future undertaking of the Company.
Part 7 - GENERAL MEETINGS
Annual general meetings

7.1
Unless an annual general meeting is deferred or waived in accordance with Section 182(2)(a) or (c) of the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual general meeting.

When annual general meeting is deemed to have been held

7.2
If all of the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under Section 182(2)(b) of the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date selected, under Section 182(3) of the Business Corporations Act, in the unanimous resolution.

Calling of Shareholder meetings

7.3	The directors may, whenever they think fit, call a meeting of shareholders.

Location of Shareholder meetings

7.4
Meetings of the shareholders of the Company for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at any place within or outside Canada as shall be fixed by the directors and designated in the notice of meeting or waiver of notice thereof.

Notice of Shareholder meetings

7.5
Pursuant to Section 3(1)(b) of the Business Corporations Regulation, notice of a meeting of the shareholders of the Company must be sent to each shareholder of record entitled to vote at a meeting of the shareholders of the Company, not less than 21 days prior to the date of the meeting or such other minimum day period as required by applicable securities laws. This notice period applies to all general and extraordinary meetings, including a meeting in which a special resolution, exceptional or special separate resolution may be passed.

Meetings Without Notice

7.6	A meeting of shareholders may be held without notice at any time and place permitted by the Business Corporations Act:

(a)
~~(i)~~ if all the shareholders entitled to vote at that meeting are present in person or represented by proxy or if those not present or represented by proxy waive notice of or otherwise consent to such meeting being held~~;~~, and

(b)	~~(ii)~~ if the auditor and the directors are present or waive notice of or otherwise consent to such meeting being held.
At such meeting, any business may be transacted which the Company at a meeting of shareholders may transact.
Special business

7.7	If a general meeting is to consider special business within the meaning of Article 8.1, the notice of meeting must:

(a)	state the general nature of the special business, and

(b)
if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, (i) have attached to it a copy of the document, or (ii) state that a copy of the document will be transmitted to any shareholder upon written or oral request to the Company by such shareholder or be made available in such other manner as permitted or required by the Business Corporations Act.

Requisition of Meeting by Shareholders

~~7.8~~
Pursuant to Section 167 of the Business Corporations Act, holders holding in the aggregate at least 1/20th (or 5%) of the issued shares of the Company that carry the right to vote at general meetings may requisition a general meeting for the purposes set out under Section 167.

Part 8- PROCEEDINGS AT MEETINGS OF SHAREHOLDERS
Special business

8.1	At a meeting of shareholders, the following business is special business:

(a)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting~~;~~, and

(b)	at an annual general meeting, all business is special business except for the following:

(i)	business relating to the conduct of, or voting at, the meeting~~;~~,

(ii)	consideration of any financial statements of the Company presented to the meeting~~;~~,

(iii)	consideration of any reports of the directors or auditor~~;~~,

(iv)	the election of directors~~;~~,

(v)	the appointment of an auditor~~;~~,

(vi)	the setting of the remuneration of an auditor~~;~~, and

(vii)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution.
Quorum

8.2
Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is 3 persons who are, or who represent by proxy, unrelated shareholders who, in the aggregate, hold at least 15% of the issued shares entitled to be voted at the meeting.

One shareholder may constitute quorum

8.3	If there is only one shareholder entitled to vote at a meeting of shareholders,

(a)	the quorum is one person who is, or who represents by proxy, that shareholder, and

(b)	that shareholder, present in person or by proxy, may constitute the meeting.

Persons Entitled to be Present

8.4
The only persons entitled to be present at a meeting of the shareholders shall be those entitled to vote at that meeting, the directors and auditor of the Company and others who, although not entitled to vote, are entitled or required under any provision of the Business Corporations Act or these Articles to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

Requirement of quorum

8.5
No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting.

Lack of quorum

8.6	If, within 1/2 hour from the time set for the holding of a meeting of shareholders, a quorum is not present,

(a)	in the case of a general meeting convened by requisition of shareholders, the meeting is dissolved, and

(b)
in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place provided that notice of a meeting adjourned pursuant to this Article 8.6 shall be given to the shareholders.

Lack of quorum at succeeding meeting

8.7
If, at the meeting to which the first meeting referred to in Article 8.6 was adjourned, a quorum is not present within 1/2 hour from the time set for the holding of the meeting, the persons present and being, or representing by proxy, shareholders entitled to attend and vote at the meeting constitute a quorum.

Chair

8.8	The following individual is entitled to preside as chair at a meeting of shareholders:

(a)	the chair of the board, if any~~;~~, and,

(b)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.
Alternate chair

8.9
If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders present in person or by proxy must choose any person present at the meeting to chair the meeting.
Adjournments

8.10
The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

Notice of adjourned meeting

8.11
Subject to Article 8.6, it is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

Motion need not be seconded

8.12
No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

Manner of taking a poll

8.13	Subject to Article 8.14, if a poll is duly demanded at a meeting of shareholders,

(a)	the poll must be taken,

(i)	at the meeting, or within 7 days after the date of the meeting, as the chair of the meeting directs, and

(ii)	in the manner, at the time and at the place that the chair of the meeting directs,

(b)	the result of the poll is deemed to be a resolution of and passed at the meeting at which the poll is demanded, and

(c)	the demand for the poll may be withdrawn.
Demand for a poll on adjournment

8.14	A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

Demand for a poll not to prevent continuation of meeting

8.15
The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

Poll not available in respect of election of chair

8.16	No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.
Casting of votes on poll

8.17	On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.
Chair must resolve dispute

8.18
In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the same, and his or her determination made in good faith is final and conclusive.

Chair has no second vote

8.19
In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a casting or second vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

Declaration of result

8.20
The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting.

Part 9 - VOTES OF SHAREHOLDERS
Voting rights

9.1	Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint registered holders of shares under Article 9.3,

(a)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote at the meeting has one vote, and

(b)
on a poll, every shareholder entitled to vote has one vote in respect of each share held by that shareholder that carries the right to vote on that poll and may exercise that vote either in person or by proxy.

Trustee of shareholder may vote

9.2
A person who is not a shareholder may vote on a resolution at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting in relation to that resolution, if, before doing so, the person satisfies the chair of the meeting at which the resolution is to be considered, or the directors, that the person is a trustee for a shareholder who is entitled to vote on the resolution.

Votes by joint shareholders

9.3
If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one the shares jointly held by them.

Trustees as joint shareholders

9.4	Two or more trustees of a shareholder in whose sole name any share is registered are, for the purposes of Article 9.3, deemed to be joint shareholders.
Representative of a corporate shareholder

9.5	If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and

(a)	for that purpose, the instrument appointing a representative must

(i)
be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least 2 business days before the day set for the holding of the meeting, or

(ii)	be provided, at the meeting, to the chair of the meeting, and

(b)	if a representative is appointed under this Article,

(i)
the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder, and

(ii)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.
Proxy provisions do not apply to all companies

9.6	Articles 9.7 to 9.13 do not apply to the Company if and for so long as it is a public company (as defined in the Business Corporations Act) or a pre-existing reporting company.

Appointment of proxy holder

9.7
Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or the attorney of that shareholder and shall conform with the requirements of the Business Corporations Act.

Alternate proxy holders

9.8	A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.
When proxy holder need not be shareholder

9.9	A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if,

(a)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 9.5,

(b)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting, or

(c)
the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

Form of proxy

9.10	A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:
(Name of Company)
The undersigned, being a shareholder of the above named Company, hereby appoints ………………………….., or, failing that person, …………………………, as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders to be held on the     day of , and at any adjournment of that meeting.
Signed this day of , ...........
…………………………………………………..
Signature of shareholder

Provision of proxies

9.11	A proxy for a meeting of shareholders must,

(a)	be received at the registered office of the Company, or at any other place specified in the notice calling the meeting for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, 2 business days, before the day set for the holding of the meeting, or

(b)	be provided, at the meeting, to the chair of the meeting.
Revocation of proxies

9.12	Subject to Article 9.13, every proxy may be revoked by an instrument in writing that is,

(a)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used, or

(b)	provided at the meeting to the chair of the meeting.
Revocation of proxies must be signed

9.13	An instrument referred to in Article 9.12 must be signed as follows:

(a)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her trustee or power of attorney~~;~~, and

(b)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 9.5.
Validity of proxy votes

9.14
A vote given in accordance with the terms of a proxy is valid despite the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received,

(a)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used, or

(b)	by the chair of the meeting, before the vote is taken.
Production of evidence of authority to vote

9.15
The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

Part 10 - ELECTION AND REMOVAL OF DIRECTORS
Number of directors

10.1
~~The Company must have a board of directors consisting of,~~ The Company must have a board of directors consisting of not less than 5 and not more than 15 directors, with the exact number to be fixed from time to time by resolution of the board of directors.

~~(a)~~	~~subject to paragraph (b), the number of directors that is equal to the number of the Company’s first directors, or~~

~~(b)~~	~~the number of directors set by special resolution of the shareholders.~~
~~Change in number of directors~~

~~10.2~~
~~If the number of directors is changed by the shareholders under Article 10.1(b), the shareholders may elect, or appoint by special resolution, the directors needed to fill any vacancies in the board that result from that change.~~

~~First Directors~~

~~10.3~~	~~The first directors will include the Chief Executive Officer of the Company and such other directors as are set out in the Notice of Articles of the Company.~~
~~Term of First Directors~~

~~10.4~~
~~The first directors shall be appointed for a term of two (2) years and may only be removed before the expiration of such term, (i) by special resolution, or (ii) upon a Change of Control Transaction, by ordinary resolution. Thereafter, pursuant to applicable law and these Articles, board members shall be elected or re-elected annually for a term of one (1) year by shareholders at the Company’s annual general meeting as set out in Article 10.5.~~

Election of directors
10.2~~10.5~~ At every annual general meeting,

(a)
the shareholders entitled to vote at the annual general meeting for the election or appointment of directors must elect a board consisting of the number of directors ~~for the time being required under these Articles,~~determined in accordance with Article 10.1, and

(b)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or reappointment.
Advance notice of nominations of directors
[Subject to separate shareholder approval.]

10.3	The following advance notice provisions shall apply to the election of directors if and for so long as the Company has a class of equity securities listed under Section 12(b) of the Exchange Act:

(a)	In this Article 10.3, the terms defined below shall have the following meanings:

i.
"public announcement" shall mean disclosure in (i) a press release reported under BusinessWire, PR Newswire or a comparable organization intended to provide broad-based distribution within the United States, or (ii) a current report on Form 8-K or other document that is filed or furnished by the Company with the U.S. Securities and Exchange Commission and that is reported publicly on the EDGAR filing system (or any successor electronic disclosure system), and

ii.	"Applicable Securities Laws" means the Exchange Act and forms and regulations promulgated thereunder.

(b)
Subject only to the Business Corporations Act, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company at an annual general meeting or a special meeting of shareholders. Nominations of persons for election to the board of directors may be made at any annual general meeting, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors:

i.	by or at the direction of the board of directors, including pursuant to a notice of meeting,

ii.
by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of Sections 187 to 191 of the Business Corporations Act, or a requisition of the shareholders made in accordance with Article 7.8 of these Articles and the provisions of the Business Corporations Act, or

iii.	by any person (a "Nominating Shareholder"):

1.
who, at the close of business on the date of the giving of the notice provided for below in this Article 10.3 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting (provided that satisfactory evidence thereof is provided by the Nominating Shareholder to the Company), and

2.	who complies with the notice procedures set forth below in this Article 10.3.

(c)	In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the secretary of the Company at the registered office or the principal executive offices of the Company in Canada in accordance with this Article 10.3.

(d)	To be timely, a Nominating Shareholder’s notice to the secretary of the Company must be given:

i.
in the case of an annual general meeting, not less than 30 and not more than 65 days prior to the date of the annual general meeting; provided, however, that in the event that the annual general meeting is to be held on a date that is less than 50 days after the date (the "Notice Date") on which the first public announcement of the date of the annual general meeting was made, notice by the Nominating Shareholder may be given not later than the close of business on the 10th day following the Notice Date, and

ii.
in the case of a special meeting (which is not also an annual meeting of shareholders) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made. In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above.

(e)	To be in proper written form, a Nominating Shareholder’s notice to the secretary of the Company must set forth:

i.	as to each person whom the Nominating Shareholder proposes to nominate for election as a director:

1.	the name, age, business address and residential address of the person,

2.	the principal occupation or employment of the person,

3.
the class or series and number of shares in the capital of the Company which are owned beneficially or of record by the person or under the control or direction of the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and

4.
any other information relating to the person that would be required to be disclosed in either (i) a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws, or (ii) the Company’s proxy statement in connection with such meeting pursuant to Applicable Securities Laws if the nominee had been a nominee for election as director in that proxy statement, and

ii.
as to the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a either (i) dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws.

(f)
The Company may require a Nominating Shareholder to furnish such other information regarding any proposed nominee as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(g)
No person shall be eligible for election or re-election as a director of the Company unless nominated in accordance with the provisions of this Article 10.3; provided, however, that nothing in this Article 10.3 shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(h)
Notwithstanding any other provision of this Article 10.3, notice given to the secretary of the Company pursuant to this Article 10.3 may only be given by personal delivery, facsimile transmission or by email (at such email address as stipulated from time to time by the secretary of the Company for the purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the secretary at the address of the principal executive offices of the Company; provided that if such delivery or electronic communication is made on a day which is a not a business day both the City of New York and the Province of British Columbia or later than 5:00 p.m. (New York time) on a day which is such a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is such a business day.

(i)	Notwithstanding the foregoing, the board of directors may, in their sole discretion, waive any requirement in this Article 10.3.

(j)
Nothing in this Article 10.3 shall preclude the directors from appointing directors due to a casual vacancy as contemplated in Article 10.5, pursuant to their authority in Article 10.6 or as otherwise permitted pursuant to the Business Corporations Act.

Failure to elect or appoint directors

~~10.4~~
~~10.6~~ If the Company fails to hold an annual general meeting in accordance with the Business Corporations Act or fails, at an annual general meeting, to elect or appoint directors, the directors then in office continue to hold office until the earlier of,

(c)	the date on which the failure is remedied, and

(d)	the date on which they otherwise cease to hold office under the Business Corporations Act or these Articles.
Directors May Fill Casual Vacancies
~~10.5    10.7~~ Any casual vacancy occurring in the board may be filled by the directors.
Additional directors

~~10.6~~
~~10.8~~ Despite Articles 10.1 and 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article must not at any time exceed~~,~~ 1/3 of the number of the current directors who were elected or appointed as directors other than under this Article.

~~(a)~~	~~1/3 of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office, or~~

~~(b)~~	~~in any other case, 1/3 of the number of the current directors who were elected or appointed as directors other than under this Article.~~
Removal of Director by shareholders

~~10.7~~
~~10.9 Subject to Article 10.4, the~~The shareholders may remove any director before the expiration of his or her term of office by: (i) special resolution; or (ii) if a Change of Control Transaction occurs, by ordinary resolution. In that event, subject to Article 10.3, the shareholders may elect, or appoint contemporaneously with the removal, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect a director to fill that vacancy.

Directors’ acts valid despite vacancy

~~10.8~~	~~10.10~~ An act or proceeding of the directors is not invalid merely because fewer than the number of directors required by Article 10.1 are in office.

Remuneration of Directors

~~10.9~~
~~10.11~~ The directors are entitled to the remuneration for acting as directors as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

Reimbursement of Expenses of Directors

~~10.10~~	~~10.12~~ The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.
Part 11 - PROCEEDINGS OF DIRECTORS
Meetings of directors

11.1
The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the board held at regular intervals may be held at the place, at the time and on the notice, if any, that the board may by resolution from time to time determine. In any financial year of the Company, a majority of the meetings of the board need not be held within Canada.

Chair of meetings

11.2	Meetings of directors are to be chaired by,

(a)	the chair of the board, if any,

(b)	in the absence of the chair of the board, the president, if any, if the president is a director, or

(c)	any other director chosen by the directors if,

(i)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting,

(ii)	neither the chair of the board nor the president, if a director, is willing to chair the meeting, or

(iii)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.
Voting at meetings

11.3	Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

Who may call extraordinary meetings

11.4	A director may, and the secretary, if any, on request of a director must, call a meeting of the board at any time.
Notice of extraordinary meetings

11.5
Subject to Articles 11.6 and 11.7, if a meeting of the board is called under Article 11.4, reasonable notice of that meeting, specifying the place, date and time of that meeting, must be given to each of the directors,

(a)	by mail addressed to the director’s address as it appears on the books of the Company or to any other address provided to the Company by the director for this purpose,

(b)	by leaving it at the director’s prescribed address or at any other address provided to the Company by the director for this purpose, or

(c)	orally, by delivery of written notice or by telephone, voice mail, e-mail, fax or any other method of legibly transmitting messages.
When notice not required

11.6	It is not necessary to give notice of a meeting of the directors to a director if,

(a)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed or is the meeting of the directors at which that director is appointed~~;~~,

(b)	the director has filed a waiver under Article ~~11.8;~~11.8, or

(c)	the meeting is a regularly scheduled meeting.
Meeting valid despite failure to give notice

11.7	The accidental omission to give notice of any meeting of directors to any director, or the non-receipt of any notice by any director, does not invalidate any proceedings at that meeting.
Waiver of notice of meetings

11.8
Any director may file with the Company a document signed by the director waiving notice of any past, present or future meeting of the directors and may at any time withdraw that waiver with respect to meetings of the directors held after that withdrawal.

Effect of waiver

11.9
After a director files a waiver under Article 11.8 with respect to future meetings of the directors, and until that waiver is withdrawn, notice of any meeting of the directors need not be given to that director unless the director otherwise requires in writing to the Company.

Quorum

11.10	The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is a majority of the directors.
If only one director

11.11	If there is only one director, the quorum necessary for the transaction of the business of the directors is one director, and that director may constitute a meeting.
Adjourned Meeting

11.12	Notice of an adjourned meeting of the directors is not required if the time and place of the adjourned meeting is announced at the original meeting.
Part 12 – POWERS OF DIRECTORS
Powers of Directors
[Subject to separate shareholder approval.]

12.1	The directors may, by directors’ resolution,

(a)
change the name of the Company~~, by directors’ resolution,~~ to any name chosen by the directors in their absolute discretion, and the directors are authorized to alter the Notice of Articles of the Company in accordance with Section 257(2) of the Business Corporations Act in connection with a change of name of the Company~~.~~ , and

(b)	subdivide or consolidate all or any of its issued and/or unissued shares.
Part 13 - COMMITTEES OF DIRECTORS
Appointment of committees

13.1	The directors, by resolution,

(a)	shall establish an audit committee, a nominating committee and a compensation committee,

(b)	may establish such other committees of the board that they consider appropriate,

(c)	may delegate to a committee appointed under paragraph (a) or (b) any of the directors’ powers, except,

(i)	the power to fill vacancies in the board,

(ii)	the power to change the membership of, or fill vacancies in, any committee of the board, and

(iii)	the power to appoint or remove officers appointed by the board, and

(d)	make any delegation referred to in paragraph (c) subject to the conditions set out in the resolution.
Obligations of committee

13.2	Any committee formed under Article 13.1, in the exercise of the powers delegated to it, must,

(a)	conform to any rules that may from time to time be imposed on it by the directors, and

(b)	report every act or thing done in exercise of those powers to the earliest meeting of the directors to be held after the act or thing has been done.
Transaction of Business

13.3
The powers of a committee of the directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all of the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place within or outside Canada.

Procedure

13.4
Unless otherwise determined by the directors or these Articles, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure. To the extent that the directors or the committee does not establish rules to regulate the procedure of the committee, the provisions of these Articles applicable to meetings of the directors shall apply mutatis mutandis.

Powers of board

13.5	The board may, at any time,

(a)	revoke the authority given to a committee, or override a decision made by a committee, except as to acts done before such revocation or overriding,

(b)	terminate the appointment of, or change the membership of, a committee, and

(c)	fill vacancies in a committee.
Committee meetings

13.6	Subject to Article 13.2(a),

(a)	the members of a directors’ committee may meet and adjourn as they think proper,

(b)	a directors’ committee may elect a chair of its meetings but, if no chair of the meeting is elected, or if at any meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting~~,~~

~~(c)~~	~~a majority of the members of a directors’ committee constitutes a quorum of the committee~~, and

(a)
~~(d)~~ questions arising at any meeting of a directors’ committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting has no second or casting vote.

Part 14 - OFFICERS
Appointment of officers

14.1	The board may, from time to time, appoint a president, secretary or any other officers that it considers necessary, and none of the individuals appointed as officers need be a member of the board.
Functions, duties and powers of officers

14.2	The board may, for each officer,

(a)	determine the functions and duties the officer is to perform,

(b)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit, and

(c)	from time to time revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.
Remuneration

14.3
All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the board thinks fit and are subject to termination at the pleasure of the board.

Agents and Attorneys

14.4
The directors shall have power from time to time to appoint agents or attorneys for the Company in or out of British Columbia with such powers or management or otherwise (including the power to sub-delegate) as may be thought fit.

Part 15 - DISCLOSURE OF INTEREST OF DIRECTORS
Other office of director

15.1	A director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.
No disqualification

15.2
~~Except as may be provided in the Affiliate Transactions Policy as adopted under Article 15.5, no~~No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise.

Professional services by director or officer

15.3
Subject to compliance with the provisions of the Business Corporations Act ~~and except as may be provided in the Affiliate Transactions Policy adopted under Article 15.5,~~ a director or officer of the Company, or any corporation or firm in which that individual has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such corporation or firm is entitled to remuneration for professional services as if that individual were not a director or officer.

Accountability

15.4
A director or officer may be or become a director, officer or employee of, or may otherwise be or become interested in, any corporation, firm or entity in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Business Corporations Act ~~and except as may be provided in the Affiliate Transactions Policy adopted under Article 15.5,~~ the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other corporation, firm or entity.

~~Conflicts of Interest - Affiliate Transactions Policy~~

~~15.5~~
~~The board shall adopt and maintain an affiliate transactions policy (the "Affiliate Transactions Policy") that will deem a director to have a disclosable interest with respect to any affiliate transactions or other transactions in respect of which such director has a conflict of interest due to his or her affiliation with a significant Common Shareholder or other Person. Such policy shall provide that once deemed to have a disclosable interest, to the extent permitted by applicable law, such director shall not be entitled to participate in any discussion regarding or vote on such transaction.~~

Conflicts of Interest - Competitively Sensitive Information

~~15.5~~
~~15.6~~ If a majority of the board determines that a matter or information relating to the Company’s strategy, business plan, budget or operations is competitively sensitive in relation to a director, such director will be deemed to have a disclosable interest in the matter, and to the extent permissible by applicable law, such director shall not be entitled to receive any information, participate in any discussion or vote on the matter to the extent it relates to the area of competition deemed to be a conflict of interest.

Validity of Contracts and Transactions

~~15.6~~
~~15.7~~ In addition to Section 151 of the Business Corporations Act, a contract or transaction with the Company is not invalid merely because a director who may have a disclosable interest votes on such contract or transaction.

Part 16– PROTECTION OF DIRECTORS AND OFFICERS
Limitation of Liability

16.1
In addition to limitations of liability pursuant to the Business Corporations Act and applicable law, no director or officer of the Company shall be liable for the acts or omissions of any other director, officer, employee or agent of the Company, or for any costs, charges or expenses of the Company resulting from any deficiency of title to any property acquired for or on behalf of the Company, or for the insufficiency of any security in or upon which any of the moneys of the Company shall be invested, or for any loss or damage arising from bankruptcy or insolvency, or in respect of any tortious acts of or relating to the Company or any other director, officer, employee or agent of the Company, or for any loss occasioned by an error of judgment or oversight on the part of any other director, officer, employee or agent of the Company, or for any other costs, charges or expenses of the Company occurring in connection with the execution of the duties of the director or officer, unless such costs, charges or expenses are incurred as a result of such person’s own wilful neglect, fraud or gross negligence. Nothing in these Articles, however, shall relieve any director or officer from the duty to act in accordance with the Business Corporations Act or from liability for any breach of the Business Corporations Act.

Indemnification of directors

16.2
The directors must cause the Company to indemnify and advance the reasonable expenses of its directors and former directors, and their respective heirs and personal or other legal representatives to the greatest extent permitted by Division 5 of Part 5 of the Business Corporations Act.

Deemed contract

16.3	Each director is deemed to have contracted with the Company on the terms of the indemnity referred to in Article 16.2.

Insurance

16.4
The Company shall purchase and maintain such insurance for the benefit of an individual referred to in these Articles against any liability incurred by the individual in his or her capacity as a director or officer of the Company, or in his or her capacity as a director or officer, or a similar capacity of another entity, if the individual acts or acted in that capacity at the Company’s request.

Part 17 - DIVIDENDS
Declaration of dividends

17.1
Subject to the rights, if any, of shareholders holding shares with special rights as to dividends, the directors may from time to time declare and authorize payment of any dividends the directors consider appropriate.

No notice required

17.2	The directors need not give notice to any shareholder of any declaration under Article 17.1.
Directors may determine when dividend payable

17.3	Any dividend declared by the directors may be made payable on such date as is fixed by the directors.
Dividends to be paid in accordance with number of shares

17.4
Subject to the rights of shareholders, if any, holding shares with special rights as to dividends, all dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

Manner of paying dividend

17.5
A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of paid up shares or fractional shares, bonds, debentures or other debt obligations of the Company, or in anyone or more of those ways, and, if any difficulty arises in regard to the distribution, the directors may settle the difficulty as they consider expedient, and, in particular, may set the value for distribution of specific assets.

Dividend bears no interest

17.6	No dividend bears interest against the Company.
Fractional dividends

17.7
If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

Payment of dividends

17.8	Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed,

(a)	subject to paragraphs (b) and (c), to the address of the shareholder,

(b)	subject to paragraph (c), in the case of joint shareholders, to the address of the joint shareholder whose name stands first on the central securities register in respect of the shares, or

(c)	to the person and to the address as the shareholder or joint shareholders may direct in writing.
Receipt by joint shareholders

17.9	If several persons are joint shareholders of any share, anyone of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.
Unclaimed Dividends

17.10	Any dividend unclaimed after a period of six (6) years from the date on which it has been declared to be payable shall be forfeited and shall revert to the Company.
Part 18 - ACCOUNTING RECORDS
Recording of financial affairs

18.1	The board must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the provisions of the Business Corporations Act.
Part 19 - GENERAL
Execution of Instruments Under Seal

19.1	The Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signature or signatures of,

(a)	any 2 directors,

(b)	any officer, together with any director,

(c)	if the Company only has one director, that director, or

(d)	any one or more directors or officers or persons as may be determined by resolution of the directors.

Sealing copies

19.2
For the purpose of certifying under seal a true copy of any resolution or other document, the seal must be impressed on that copy and, despite Article 19.1, may be attested by the signature of any director or officer.

Voting Rights in other Corporations

19.3
All securities carrying voting rights of any other corporation held from time to time by the Company may be voted at any and all meetings of shareholders, bond holders, debenture holders or holders of other securities (as the case may be) of such other corporation and in such manner as the board may from time to time determine. Any person or persons authorized to sign on behalf of the Company may also from time to time execute and deliver proxies for and on behalf of the Company and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote for and on behalf of the Company in such names as they may determine.

Part 20 - NOTICES
Notice to joint shareholders

20.1
If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice sent to one of such persons shall be sufficient notice to all of them.

Notice to trustees

20.2	If a person becomes entitled to a share as a result of the death, bankruptcy or incapacity of a shareholder, the Company may provide a notice, statement, report or other record to that person by,

(a)	mailing the record, addressed to that person,

(i)	by name, by the title of representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description, and

(ii)	at the address, if any, supplied to the Company for that purpose by the person claiming to be so entitled, or

(b)
if an address referred to in paragraph (a) (ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

Deceased shareholders

20.3	Any notice duly sent to any shareholder shall be deemed to have been duly served in respect of the shares held by the shareholder (whether held solely or with other persons), notwithstanding that such shareholder is then deceased and whether or not the Company has notice of such death, until some other person is entered in place of that person in the securities register of the Company as the shareholder or as one of the shareholders thereof and such service shall for all purposes be deemed a sufficient service of notice to the heirs, executors or administrators of that person and all persons, if any, interested with that person in such shares.
Execution of Notices

20.4	The signature of any director or officer of the Company to any notice may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.
Proof of Service

20.5
A certificate of any officer or director of the Company in office at the time of making of the certificate or of an agent of the Company as to facts in relation to the sending of any notice to any shareholder, director, officer or auditor or publication of any notice shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Company, as the case may be.

Part 21–SPECIAL RIGHTS AND RESTRICTIONS
COMMON SHARES
~~Definitions~~

~~21.1~~	~~In this Part 21, the capitalized terms that are not otherwise defined in this Part 21, or in the remainder of these Articles, shall have the following meanings:~~
~~"Affiliate" means, with respect to any specified Person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person; provided, however, that neither the Company nor any of its Subsidiaries shall be deemed an Affiliate of any of the Common Shareholders (and vice versa), (b) if such specified Person is a private equity investment fund, any other private equity investment fund the primary investment advisor to which is the primary investment advisor to such specified Person or an Affiliate thereof and (c) if such specified Person is a natural Person, any Family Member of such natural Person.~~
~~"Applicable Canadian Securities Laws" means the securities legislation of each of the provinces and territories of Canada, as amended from time to time, and the rules, regulations, blanket orders, rulings and orders having application to the Company and forms made or promulgated under that legislation and the policies, instruments, bulletins and notices of one or more of the Canadian Securities Authorities.~~
~~"Canadian Securities Authorities" means the British Columbia Securities Commission, the Alberta Securities Commission, the Saskatchewan Financial Services Commission, the Manitoba Securities Commission, the Ontario Securities Commission, Autorité des marchés financiers, the New Brunswick Securities Commission, the Nova Scotia Securities Commission, Superintendent of Securities (Prince Edward Island), the Securities Commission of Newfoundland and Labrador, Securities Registry, Government of the Northwest Territories, Registrar of Securities, Government of Yukon Territory, Registrar of Securities, Nunavut, and any of their successors.~~
~~"CDS" means The Canadian Depository for Securities Limited and its corporate group (including CDS Clearing and Depository Services Inc.), or, if applicable, a successor entity to The Canadian Depository for Securities~~

~~Limited.~~
~~"Convertible Securities" means any evidence of indebtedness, shares, options, Warrants or other securities which are directly or indirectly convertible into or exchangeable or exercisable for Shares and issued by the Company pursuant to or as contemplated under the Plan or pursuant to the Incentive Plan or other employee incentive plans.~~
~~"DTC" means the Depository Trust Company, or, if applicable, a successor entity to the Depository Trust Company that is a member of the U.S. Federal Reserve System and a registered clearing agency with the Securities and Exchange Commission.~~
~~"Eligible Convertible Securities" shall mean, for the purposes of any Sale or determination of a Qualified Initial Public Offering, those Convertible Securities whose exercise price is less than the price per Common Share offered in the Sale or Public Offering referred to in the definition of "Qualified Initial Public Offering", as applicable.~~
~~"Employee" means (subject to applicable securities laws) an employee of the Company or an Affiliate, or any officer or consultant of the Company or an Affiliate of the Company.~~
~~"Family Member" means, with respect to any natural Person, (a) any lineal descendant or ancestor or sibling (by birth or adoption) of such natural Person, (b) any spouse or former spouse of any of the foregoing, (c) any legal representative or estate of any of the foregoing, or the ultimate beneficiaries of the estate of any of the foregoing, if deceased and (d) any trust or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing Persons described in clauses (a) through (c) above.~~
~~"Fully Diluted Eligible Shares" shall mean, at the relevant time of determination with respect to a Sale or determination of a Qualified Initial Public Offering, the aggregate of (i) the number of Common Shares then issued and outstanding; (ii) the number of Eligible Convertible Securities then outstanding; and (iii) the number of SARs, RSUs or other equity interests outstanding which, at the relevant time of determination, are permitted by their terms and conditions to participate in such Sale or Qualified Initial Public Offering, in each case as set out in the instrument governing such awards, and which may be exercised, converted or exchanged into Common Shares or with respect to which the holder thereof is entitled to receive Common Shares pursuant thereto.~~
~~"Incentive Plan" means the 2009 Equity Incentive Plan of the Company.~~
~~"Plan" means, together, the plan of arrangement effected on June 9, 2009 pursuant to Section 192 of the Canada Business Corporations Act, and the Joint Plan of Reorganization pursuant to Chapter 11 of the U.S. Bankruptcy Code completed on June 9, 2009.~~
~~"Public Offering" means an offering of Common Shares to the public in the United States by means of a U.S. Prospectus, where the securities are thereafter listed for trading on the New York Stock Exchange or on any other nationally recognized stock exchange or active over-the-counter market in North America acceptable to the board.~~
~~"Qualified Initial Public Offering" means the completion of an underwritten Public Offering representing at least 10% of the Fully Diluted Eligible Shares of the Company, other than registrations on Form S-4 (business combinations) or Form S-8 (employee benefit plans).~~
~~"Regulatory Authority" means any Canadian, United States or other foreign government (federal, state, provincial or local), regulatory authority, governmental department (including Industry Canada and the Competition Bureau), agency, commission, board, tribunal, bureau, governmental instrumentality, or court, judiciary or administrative authority or other law, rule or regulation-making entity having or purporting to have jurisdiction on behalf of any nation, or any province or state or other subdivision thereof or any municipality, district or other subdivision thereof, including, without limitation, Applicable Canadian Securities Laws.~~
~~"Regulatory Authorizations" means all authorizations, approvals, orders, consents or similar permissions required by any Person from a Regulatory Authority in connection with any transaction or other step contemplated hereunder.~~
~~"RSU" means a stock award granted pursuant to the Incentive Plan subject to a period or periods of time after which the recipient of such award will receive Common Shares if the conditions contained in such stock award have been met.~~
~~"Sale" means a Transfer for value and the terms "Sell" and "Sold" shall have correlative meanings.~~
~~"SAR" means an award granted pursuant to the Incentive Plan, granted alone or in tandem with a related option,~~

~~which is designated by the board or a committee thereof as a Stock Appreciation Right, or SAR.~~
~~"Subsidiaries" of any Person, means any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.~~
~~"U.S. Prospectus" means the prospectus included in any registration statement under the U.S. Securities Act, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, Canadian wrappers (to the extent determined necessary and/or desirable by the board) and all materials incorporated by reference therein.~~
~~"U.S. Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended from time to time.~~
~~"Warrants" means warrants issued by the Company pursuant to the Plan which are convertible into or exchangeable or exercisable for Common Shares.~~

Voting

~~21.1~~
~~21.2~~ The shareholders holding Common Shares (other than a Subsidiary of the Company that holds Common Shares) shall have the right to receive notice of, and to attend and vote at, all meetings of the Company whether general, special, ordinary or extraordinary, and a shareholder holding Common Shares shall have one vote in respect of each Common Share held by that shareholder and is entitled to vote in person or by proxy.

Dividends

~~21.2~~	~~21.3~~ Dividends may be declared on the Common Shares independently of the declaring of dividends on any of the other classes of shares of the Company.
Liquidation, Dissolution and Winding-Up

~~21.3~~
~~21.4~~ In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, the holders of Common Shares will be entitled to receive the remaining property of the Company, after payment to the holders of the Special Shares in accordance with Article ~~22.3.~~22.5.

~~Securities Laws~~

~~21.5~~
~~Nothing contained herein shall in any way limit the ability of any of the Common Shareholders to exercise the registration rights as set out in the Shareholders Agreement, provided that no transaction resulting from an exercise of such rights shall be completed unless the completion of the transaction to which such registration right relates shall be (a) in compliance with applicable regulatory laws, including Applicable Canadian Securities Laws; and (b) conditional upon receipt of the applicable Regulatory Authorizations, in the event such authorization is necessary and required in order to complete the transaction.~~

~~21.6~~
~~In connection with any required Regulatory Authorizations with regards to any transaction described herein, the Company and any affected Common Shareholder shall file such applications as it is required to file in order to obtain such Regulatory Authorizations, and each~~

~~Common Shareholder shall cooperate with the Company and promptly provide it with any and all information necessary or as otherwise reasonably requested by the Company to complete the filing of such applications and to obtain such Regulatory Authorizations. The Company and the Common Shareholders shall use their reasonable best efforts to obtain such Regulatory Authorizations, including (a) diligently prosecuting such applications, including opposing any petitions to deny, or other objections filed with respect to, such Regulatory Authorizations applications, and (b) promptly taking all other actions reasonably requested by the Company as necessary, desirable and/or appropriate to facilitate obtaining such Regulatory Authorizations.~~
Part 22- SPECIAL RIGHTS AND RESTRICTIONS
SPECIAL SHARES
Special Rights or Restrictions

22.1	The Special Shares as a class shall have attached to them the special rights or restrictions specified in this Part 22.
Issuable in Series

22.2
The Special Shares may include one or more series of shares and, subject to the Business Corporations Act, the directors may, by resolution, if none of the shares of any particular series are issued, alter these Articles and authorize the alteration of the Notice of Articles of the Company, as the case may be, to do one or more of:

(a)
determine the maximum number of shares of any of those series of shares that the Company is authorized to issue, determine that there is no such maximum number or alter any determination made under this section (a) or otherwise in relation to a maximum number of those shares~~;~~,

(b)	create an identifying name by which the shares of any of those series of shares may be identified, or alter any identifying name created for those shares~~;~~, and

(c)
attach special rights and restrictions to the shares of any of those series of shares, or alter any special rights or restrictions attached to those shares, including, without limitation, the terms and conditions of any purchase for cancellation or redemption thereof, or the redemption amount thereof.

Voting

22.3
The holders of the Special Shares of the Company (other than a Subsidiary of the Company) shall have the right to receive notice of, and to attend and vote at, all meetings of the Company whether general, special, ordinary or extraordinary.

Dividends

22.4	The holders of the Special Shares shall be entitled to receive and the Company shall pay thereon, as and when declared by the directors non-cumulative preferential dividends. The holders of the Special Shares shall not be entitled to any dividends other than or in excess of the non-cumulative preferential dividends hereinbefore provided for.
Liquidation, Dissolution and Winding-Up

The holders of Special Shares shall be entitled, on the liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, to receive, before any distribution is made to the holders of the Common Shares or any other shares of the Company ranking junior to the Special Shares with respect to the distribution of assets on the liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, the redemption amount with respect to each Special Share held by them, together with the fixed premium (if any) thereon, and all declared and unpaid non-cumulative dividends thereon. After payment to the holders of the Special Shares of the amounts so payable to them, they shall not, as such, be entitled to share in any further distribution of the assets of the Company except as specifically provided in the special rights or restrictions attached to the shares of any particular series of Special Shares.

APPENDIX "E"
2014 EMPLOYEE STOCK PURCHASE PLAN
MASONITE INTERNATIONAL CORPORATION
2014 Employee Stock Purchase Plan
1.    Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company intends for the Plan to have two components: a Code Section 423 Component ("423 Component") and a non-Code Section 423 Component ("Non-423 Component"). The Company’s intention is to have the 423 Component of the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of an option to purchase shares of Common Stock under the Non-423 Component that does not qualify as an "employee stock purchase plan" under Section 423 of the Code; such an option will be granted pursuant to rules, procedures or sub-plans adopted by the Administrator designed to achieve tax, securities laws or other objectives for Eligible Employees and the Company. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
2.    Definitions.
a.    "Administrator" means the Benefit Advisory Committee or any other Committee designated by the Board to administer the Plan pursuant to Section 14.
b.    "Affiliate" means any entity, other than a Subsidiary, in which the Company has an equity or other controlling ownership interest.
c.    "Applicable Laws" means the requirements relating to the administration of equity-based awards and the related issuance of shares of Common Stock under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable securities and exchange control laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.
d.    "Board" means the Board of Directors of the Company.
e.    "Change in Control" unless otherwise provided by the Board, a "Change in Control" shall be deemed to occur if:
i.    any "Person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities;

ii.    any "Person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) in one or a series of related transactions during any 12-month period, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities;
iii.    during any one-year period, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (ii), (iv) or (v) of this definition of "Change in Control" or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the one-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;
iv.    a merger or consolidation of the Company or a direct or indirect subsidiary of the Company with any other company, other than a merger or consolidation which would result in either the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (or the ultimate parent company of the Company or such surviving entity); provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in subparagraphs (ii) and (iii)) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or
v.    the consummation of a sale or disposition of assets of the Company and/or its direct and indirect subsidiaries having a value constituting at least 40% of the total gross fair market value of all of the assets of the Company and its direct and indirect subsidiaries (on a consolidated basis) immediately prior to such transaction, other than the sale or disposition of all or substantially all of the assets of the Company or a person or persons who beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding voting securities of the Company at the time of the sale.
f.    "Code" means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
g.    "Committee" means a committee of the Board appointed in accordance with Section 14 hereof.

h.    "Common Stock" means the common shares of the Company.
i.    "Company" means Masonite International Corporation, a British Columbia corporation, or any successor thereto.
j.    "Compensation" means an Eligible Employee’s base straight time gross earnings, commissions (to the extent such commissions are an integral, recurring part of compensation), incentive compensation, bonuses, payments for overtime and shift premium, but exclusive of payments for equity compensation income and other similar compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.
k.    "Contributions" means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.
l.    "Designated Company" means (i) the Company, (ii) any Subsidiary or (iii) Affiliate that in each case has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under the 423 Component shall not be a Designated Company under the Non-423 Component.
m.    "Director" means a member of the Board.
n.    "Eligible Employee" means any individual who is a common law employee providing services to a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under Applicable Law) for purposes of any separate Offering or for Eligible Employee participating in the Non-423 Component. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (for each Offering under the 423 Component, on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering under the 423 Component in an identical manner to all highly compensated individuals of the Employer whose employees are participating in that Offering. Each exclusion shall be applied with respect to an Offering under a 423 Component in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii). Such

exclusions may be applied with respect to an Offering under the Non-423 Component without regard to the limitations of Treasury Regulation Section 1.423-2.
o.    "Employer" means the employer of the applicable Eligible Employee(s).
p.    "Enrollment Date" means the first Trading Day of each Offering Period.
q.    "Enrollment Window" is defined in Section 5(a).
r.    "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
s.    "Exercise Date" means the first Trading Day on or immediately before January 31 and July 31 of each Purchase Period. The first Exercise Date under the Plan will be January 31, 2015.
t.    "Fair Market Value" means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:
i.    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock as quoted on such exchange or system on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
ii.    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
iii.    In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.
Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend or holiday, the Fair Market Value will be the price as determined in accordance with subsections (i) through (iii) above (as applicable) on the immediately preceding business day, unless otherwise determined by the Administrator.
u.    "Fiscal Year" means the fiscal year of the Company.
v.    "423 Component" is defined in Section 1 of the Plan.
w.    "New Exercise Date" means a new Exercise Date if the Administrator shortens any Offering Period then in progress.
x.    "Non-423 Component" is defined in Section 1 of the Plan.

y.    "Offering" means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).
z.    "Offering Periods" means the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after February 1 and August 1 of each year and terminating on the first Trading Day on or immediately prior to July 31 and January 31, approximately six (6) months later. The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 20.
aa.    "Other Extraordinary Event" is defined in Section 19(a).
bb.    "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.
cc.    "Participant" means an Eligible Employee that participates in the Plan.
dd.    "Plan" means this Masonite International Corporation 2014 Employee Stock Purchase Plan.
ee.    "Proceeding" is defined in Section 30 of the Plan.
ff.    "Purchase Period" means the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period will commence on the Enrollment Date and end with the next Exercise Date. Unless the Administrator provides otherwise, the Purchase Period will have the same duration and coincide with the length of the Offering Period.
gg.    "Purchase Price" means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or pursuant to Section 20.
hh.    "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.
ii.    "Trading Day" means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.
jj.    "U.S. Treasury Regulations" means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.
3.    Eligibility.
a.    First Offering Period. In order to participate in the first Offering Period, an Eligible Employee must complete a subscription agreement during the applicable Enrollment Window before the first Offering Period begins.
b.    Subsequent Offering Periods. Any Eligible Employee must complete a subscription agreement during the prescribed Enrollment Window before any given subsequent Offering Period in order to participate in the Plan with regard to such Offering Period.
c.    Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, an Eligible Employee may be excluded from participation in the Plan or an Offering if the Administrator has determined that participation of such Eligible Employee is not advisable or practicable in its sole discretion.
d.    Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.
4.    Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other date as the Administrator will determine. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may last more than twenty-seven (27) months.
5.    Participation.
a.    First Offering Period. An Eligible Employee will be entitled to participate in the first Offering Period pursuant to Section 3(a) only if such individual submits a subscription agreement authorizing

Contributions in a form determined by the Administrator (which may be similar to the form attached hereto as Exhibit A) to the Company’s designated plan administrator (i) no earlier than the effective date of the Form S-8 registration statement with respect to the issuance of Common Stock under this Plan and (ii) no later than the deadline the Administrator sets for such purpose (the "Enrollment Window").
b.    Subsequent Offering Periods. An Eligible Employee may participate in the Plan pursuant to Section 3(b) by (i) submitting to the Company’s stock administration office (or its designee), on or before a date determined by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure determined by the Administrator.
6.    Contributions.
a.    At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation, which he or she receives on each pay day during the Offering Period (for illustrative purposes, should a pay day occur on an Exercise Date, a Participant will have any payroll deductions made on such day applied to his or her account under the then-current Purchase Period or Offering Period). Notwithstanding the foregoing, the Administrator shall decrease the rate of a Participant’s Contributions for any payroll period to the extent the amount of the corresponding reduction, plus the amount of the Participant’s deductions for such payroll period for (1) cash or deferred arrangements, (2) nonqualified deferred compensation plans or (3) welfare benefit arrangements sponsored by a Designated Company or an Affiliate, plus any other withholding from pay required by law or applicable court order, would exceed the Participant’s Compensation for such payroll period. The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.
b.    In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof; provided, however, that for the first Offering Period, payroll deductions will commence on the first pay day on or following the end of the Enrollment Window.
c.    All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages only. A Participant may not make any additional payments into such account.
d.    A Participant may only discontinue his or her participation in the Plan to the extent provided in Section 10. Except as may be permitted by the Administrator, as determined in its sole discretion, a Participant may not change the rate of his or her Contributions during an Offering Period.
e.    Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.
f.    Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Eligible Employees to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code or (iii) for Participants participating in the Non-423 Component.
g.    At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).
7.    Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than 10,000 shares of Common Stock (subject to any adjustment pursuant to Section 19) and provided further that such purchase will be subject to the limitations set forth in Sections 3(d) and 13. The Eligible Employee may accept the grant of such option (i) with respect to the first Offering Period by submitting a properly completed subscription agreement in accordance with the requirements of Section 5 on or before the last day of the Enrollment Window, and (ii) with respect to any subsequent Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period of an Offering Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.
8.    Exercise of Option.
a.    Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.
b.    If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.
c.    Further, with respect to any Offering under the Non-423 Component that is made to Participants of Designated Companies within the European Economic Area (the "EEA"), if a prospectus may be required to be filed in accordance with EU Prospectus Directive No. 2003/71/EC, as currently and hereinafter amended (the "EU Prospectus Directive"), then until such time as a valid prospectus is on file or a prospectus is not required or is no longer required under the EU Prospectus Directive in connection with such Offerings under the Plan, the total Purchase Price payable for the aggregate number of shares of Common Stock offered under this Plan under all Offerings that are not otherwise exempt from the EU Prospectus Directive made to Participants of Designated Companies within the EEA for any twelve (12)-month period shall not exceed EUR 5 million (the "EEA Limit"). If the Administrator determines that, on a given Enrollment Date, the total Purchase Price payable for the number of shares of Common Stock with respect to which options are to be exercised may cause the EEA Limit to be exceeded, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase and under the EEA Limit on such Enrollment Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants of Designated Companies within the EEA exercising options to purchase Common Stock by reference to the Offering Period beginning on that Enrollment Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase and under the EEA Limit on such Enrollment Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants of Designated Companies within the EEA exercising options to purchase Common Stock by reference to the Offering Period beginning on that Enrollment Date, and terminate any or all Offering Periods then in effect pursuant to Section 20.

9.    Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.
10.    Withdrawal.
a.    A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan only if the Participant is declared permanently disabled or demonstrates to the Administrator’s satisfaction that the Participant has undergone an extreme hardship. An approved withdrawal shall be effected by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator. All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.
b.    A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
11.    Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. Unless determined otherwise by the Administrator in a manner that, with respect to an Offering under the 423 Component, is permitted by, and compliant with, Section 423 of the Code, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company shall not be treated as terminated under the Plan; however, no Participant shall be deemed to switch from an Offering under the Non-423 Component to an Offering under the 423 Component or vice versa unless (and then only to the extent) such switch would not cause the 423 Component or any Option thereunder to fail to comply with Section 423 of the Code.
12.    Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, shall, with respect to Offerings under the 423 Component, apply to all Participants in the relevant Offering, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).
13.    Stock.
a.    Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 750,000 shares of Common Stock.
b.    Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.
c.    Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.
14.    Administration. The Plan will be administered by the Benefit Advisory Committee or another Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the employees eligible to participate in each sub-plan will participate in a separate Offering and will be in the Non-423 Component, unless such designation would cause the 423 Component to violate the requirements of Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.
15.    Designation of Beneficiary.
a.    If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.
b.    Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
c.    All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).
16.    Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17.    Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.
18.    Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be provided and/or made available to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any. Statements may be made available electronically in accordance with applicable law.
19.    Adjustments, Dissolution, Liquidation, Merger or Change in Control.
a.    Adjustments. Subject to the provisions of Section 19(c), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a "Section 19 Event"), then (i) the number and class of Common Stock that may be delivered under the Plan, (ii) the Purchase Price per share and (iii) the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13 shall be appropriately adjusted. In addition, subject to Section 19(c), if there shall occur any change in the capital structure or the business of the Company that is not a Section 19 Event (an "Other Extraordinary Event"), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all of the Company’s assets or business, then the Board, in its sole discretion, may adjust any option and make such other adjustments to the Plan. Any adjustment pursuant to this Section 19 shall be consistent with the applicable Section 19 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Board may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Board shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 19, a Participant shall have no rights by reason of any Section 19 Event or any Other Extraordinary Event. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property).
b.    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
c.    Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.
20.    Amendment or Termination.
a.    The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.
b.    Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.
c.    In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
i.    amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;
ii.    altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;
iii.    shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;
iv.    reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and
v.    reducing the maximum number of Shares a Participant may purchase during any Offering Period or Purchase Period.
Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.
21.    Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22.    Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities

Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
As a further condition to the exercise of an option, no disposition (as such term is used in Section 423(a)(1) of the Code ) of a share of Common Stock purchased on a Purchase Date may be effected for six months following the relevant Purchase Date.
23.    Code Section 409A. The 423 Component of the Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Code Section 409A.
24.    Term of Plan. The Plan will become effective upon its approval by the stockholders of the Company. It will continue in effect for a term of twenty (20) years, unless sooner terminated under Section 20.
25.    Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
26.    Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Florida (regardless of the law that might otherwise govern under applicable Florida principles of conflict of laws).
27.    No Right to Employment. Participation in the Plan by a Participant shall not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or Affiliate, as applicable. Furthermore, the Company or a Subsidiary or Affiliate may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.
28.    Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.
29.    Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.
30.    Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Florida or the United States District Court for the Middle District of Florida and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any option, or for the recognition and enforcement of any judgment in respect thereof (a "Proceeding"), to the exclusive jurisdiction of the courts of the State of Florida, the court of the United States of America for the Middle District of Florida, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Florida State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any option, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Florida.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

MASONITE INTERNATIONAL CORPORATION

May 13, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement, proxy card and annual report to securityholders are available at http://phx.corporate-ir.net/phoenix.zhtml?c=212381&p=proxy

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20933430033300030000 8 051314

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 2, "FOR" PROPOSALS 1, 3, 5, 6A, 6B, 6C AND 7, AND FOR "1 YEAR" ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

2. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 year	2 years	3 years	ABSTAIN
4. **TO VOTE**, on an advisory basis, on the frequency of a shareholder vote on executive compensation;	☐	☐	☐	☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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MASONITE INTERNATIONAL CORPORATION

Proxy for Annual General Meeting of Shareholders on May 13, 2014

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Robert E. Lewis and Mark J. Erceg and Fredrick J. Lynch, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting of Shareholders of Masonite International Corporation, which will be held at the University Club of Tampa, 201 N. Franklin Street, Suite 3800, Tampa, FL, 33602 on May 13, 2014 at the hour of 8:30 a.m. (Eastern Time), and at any adjournments or postponements thereof, as indicated by the undersigned on the reverse side of this form. If this form is signed and returned and no specifications are indicated, the undersigned authorizes the proxies to vote as recommended by the Board of Directors. **In either case, if this form is signed and returned, the proxies thereby will be authorized to vote in their discretion on any other matters that may be presented for a vote at the meeting and at any adjournments or postponements.**

(Continued and to be signed on the reverse side.)

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